FORM N-1A

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 20	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 24	☒

(Check appropriate box or boxes)

REALITY SHARES ETF TRUST

(Exact Name of Registrant as Specified in Charter)

402 West Broadway, Suite 2800

San Diego, CA 92101

(Address of Principal Executive Offices, Zip Code)

(619) 487-1445

(Registrant’s Telephone Number, including Area Code)

Eric Ervin

c/o Reality Shares Advisors, LLC

402 West Broadway, Suite 2800

San Diego, CA 92101

(Name and Address of Agent for Service)

Copy to:

Laura E. Flores, Esquire

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Ave, NW

Washington, DC 20004

It is proposed that this filing will become effective (check appropriate box):

☒	Immediately upon filing pursuant to paragraph (b)
☐	On (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	On (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	On (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS

June 19, 2018

Reality Shares ETF Trust

	PRINCIPAL U.S. LISTING EXCHANGE	TICKER SYMBOL
Reality Shares Nasdaq NexGen Economy China ETF	The NASDAQ Stock Market LLC	BCNA

INVESTMENT ADVISER:

REALITY SHARES ADVISORS, LLC

THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

REALITY SHARES NASDAQ NEXGEN ECONOMY CHINA ETF

Investment Objective

The Reality Shares Nasdaq NexGen Economy China ETF (the “Fund”) seeks long-term growth by tracking the investment returns, before fees and expenses, of the Reality Shares Nasdaq Blockchain China Index (the “Index”) comprised of blockchain-related companies located in Hong Kong and mainland China.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The fees are expressed as a percentage of the Fund’s average daily net assets. This table and the Example below do not include the brokerage commissions that investors may pay on their purchases and sales of Fund shares. If commissions were included in the table and the Example, the costs shown would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.75%
Distribution and Service (12b-1) Fees	None
Other Expenses*	0.03%
Total Annual Fund Operating Expenses	0.78%

*	Other Expenses are based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

1 Year	3 Years
$80	$249

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or the Example, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

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Principal Investment Strategy

The Fund seeks long-term growth by tracking the investment returns, before fees and expenses, of the Index. The Index was co-developed through an agreement between Reality Shares, Inc. (“Reality Shares”), the parent company of Reality Shares Advisors, LLC (the “Adviser”), the Fund’s investment adviser, and Nasdaq, Inc. (“Nasdaq” and together, the “Index Providers”). The Index does not include, and the Fund will not invest directly or indirectly in, cryptocurrency.

The Index is designed to measure the returns of companies that invest in or utilize blockchain technology. These companies are committing material resources to developing, researching, supporting, innovating or utilizing blockchain technology for their proprietary use or for use by others, and are incorporated in Hong Kong and mainland China (“China Blockchain Companies”). These China Blockchain Companies are committing material resources to further the use and deployment of blockchain technology to, for example, streamline the distribution and verification of cross-border payments; more efficiently store and secure cloud-based digital data; facilitate trusted transactions based on data security and privacy; and mitigate risk in supply chain management, among other uses.

Blockchain technology is an emerging technology that is redefining how a record of value is transacted. Blockchain technology seeks to solve transactional challenges of counterparty trust and the need for a central repository or ledger by providing a transparent and secure process to transfer and digitally record information on a shared transaction database through a secure, decentralized, peer-to-peer distributed ledger. In this regard, it is designed to facilitate the transfer of information or property between users such that the transfer is guaranteed to be secure and known to all participants and shared across a distributed network where, once verified, the legitimacy of the transfer cannot be challenged. Blockchain technology may be used to support a vast array of business applications in many different industries and markets, and the extent of its versatility has not yet been fully explored. As a result, the Index may include equity securities of operating companies that focus on or have exposure to a wide variety of industries.

The Index universe of China Blockchain Companies is identified based on research and analysis conducted by the Index Providers. The Index universe is then narrowed to include only those China Blockchain Companies with market capitalizations greater than CNY 1,200,000,000, or $200,000,000 for American Depositary Receipts (“ADRs”), the shares of which are exchange-traded and have a six-month average daily trading volume greater than CNY 6,000,000, or $1,000,000 for ADRs, as of the Index’s reconstitution date. CNY refers to Renminbi (“RMB”), the official currency of China, that is traded within mainland China.

The remaining China Blockchain Companies are then ranked to determine the leading China Blockchain Companies as measured by their Blockchain Score™ which is a proprietary ranking system developed by the Index Providers designed to identify those China Blockchain Companies expected to benefit most (e.g., from increased economic profit, operational efficiencies or transformational business practices) from the innovation, adoption, deployment and commercialization of blockchain

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technology. The 30 to 100 leading China Blockchain Companies with the highest Blockchain Scores™ are then selected as the Index constituents. Constituents are weighted in the Index based on their Blockchain Scores™, with China Blockchain Companies having higher Blockchain Scores™ weighted more heavily. The Index is reconstituted semi-annually in March and September. As of June 1, 2018, the Index included companies with a capitalization range of $559.4 million to $537.4 billion.

The Index includes A-Shares, H-Shares and ADRs issued by China Blockchain Companies. A-Shares are equity securities issued by companies incorporated in China that trade in RMB on the Shanghai Stock Exchange (“SSE”) and Shenzhen Stock Exchange (“SZSE”). H-Shares are equity securities issued by companies incorporated in China or Hong Kong that trade in Hong Kong dollars on the Stock Exchange of Hong Kong. ADRs are certificates evidencing ownership of shares of a non-U.S. company that are issued by depositary banks and traded on U.S. exchanges.

The Fund intends to invest in A-Shares through the Shanghai-Hong Kong Stock Connect Program and Shenzhen-Hong Kong Stock Connect Program (together “Stock Connect”). Stock Connect is a securities trading and clearing links program that aims to achieve mutual market access between mainland China and Hong Kong and was developed by Hong Kong Exchanges and Clearing Limited, SSE (with respect to the Shanghai-Hong Kong Stock Connect Program), SZSE (with respect to the Shenzhen-Hong Kong Stock Connect Program), and China Securities Depository and Clearing Corporation Limited (“ChinaClear”). Hong Kong Securities Clearing Company Limited (“HKSCC”) and ChinaClear are responsible for the clearing, settlement and the provision of depository, nominee and other related services of the trades executed on Stock Connect. The Fund places orders for A-Shares using its Hong Kong brokers. Only certain A-Shares are available for investment through Stock Connect, and such A-Shares are subject to a daily quota that establishes a maximum daily limit on net purchases on any particular day (the “Daily Quota”). The Daily Quota is not specific to any investor, including the Fund. The Adviser or an affiliate in the future may apply for a Renminbi Qualified Foreign Institutional Investor license from the China Securities Regulatory Commission that, if granted, would provide the Adviser or an affiliate, as applicable, with additional access to A-Shares, subject to applicable rules.

Under normal circumstances, at least 80% of the Fund’s assets, other than collateral held from securities lending, if any, will be invested in component securities of the Index. In addition, under normal circumstances, the Fund will invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in securities issued by Chinese companies. A company is generally considered to be a Chinese company if the Adviser determines that the company either (i) is organized under the laws of China or Hong Kong; (ii) has its principal securities trading market in China or Hong Kong; and/or (iii) derives greater than 50% of its annual revenue or earnings or assets from goods produced, sales made or services performed in China or Hong Kong. The Fund will provide shareholders with at least 60 days’ notice before any change in this policy. The Fund reserves the right to invest up to 20% of its assets in swaps, futures, forwards, options, exchange traded funds (“ETFs”) and other securities that are not components of the Index that the Adviser believes will help the Fund seek to track the Index.

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The Fund generally uses a “replication” strategy to achieve its investment objective, meaning that it will invest in all of the securities included in the Index in approximately the same proportions as the Index. The Fund may, however, use a representative sampling approach to achieve its investment objective when the Adviser believes it is in the best interest of the Fund, meaning that the Fund may invest in a subset, or “sample,” of the securities included in the Index and whose risk, return and performance characteristics generally match the risk, return and performance characteristics of the Index as a whole. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Index than if it uses a representative sampling strategy.

The Fund seeks to remain fully invested at all times in securities or other instruments that provide exposure to the Index without regard to market conditions, trends or direction. The Fund is considered to be “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”), and may invest in the securities of fewer issuers than a diversified fund.

To the extent the Index has significant exposure to a particular sector or is concentrated in a particular industry, the Fund will necessarily have significant exposure to that sector or be concentrated in that industry. As of the date of this Prospectus, the Fund anticipates that it will have significant exposure to the Consumer Discretionary Sector, Financials Sector, Industrials Sector and Information Technology Sector, as each sector is defined by the Global Industry Classification Standard, a widely recognized industry classification methodology developed by MSCI, Inc. and Standard & Poor's Financial Services LLC.

Principal Risks

As with all investments, the value of your investment in the Fund can be expected to go up or down. You can lose money on your investment, including the possible loss of the entire principal amount of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risk factors affecting your investments in the Fund are set forth below. Each of these factors could cause the value of an investment in the Fund to decline over short- or long-term periods.

Authorized Participant Concentration Risk – Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that serve as Authorized Participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem, Fund shares may trade at a discount to net asset value (“NAV”) and possibly face delisting.

Depositary Receipt Risk – The Fund may hold the securities of non-U.S. companies in the form of ADRs. The underlying securities of the ADRs in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value

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of the Fund’s portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

Blockchain Technology Risk – Blockchain technology is a new and developing technology protocol deployed by companies in a manner for optimizing business practices. Blockchain technology is not a product or service with an individually attributable revenue stream. Blockchain technology may never develop optimized transactional processes that lead to increased realized economic returns to any company in which the Fund invests.

Cash Transactions Risk – Most ETFs effect creations and redemptions for in-kind securities. The Fund, however, anticipates that it will effect its creations and redemptions principally for cash due to its investment strategy. As a result, the Fund (i) will be required to sell its investments in order to obtain the cash needed to distribute redemption proceeds, and may have to do so at a different time than if it had effected redemptions in-kind, (ii) may recognize gains that it might not have incurred if it had effected redemptions in-kind and (iii) may pay out higher annual capital gains distributions than if it had effected redemptions in-kind.

Currency Risk – The Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar. With respect to the Fund’s investments in A-Shares, the Fund is also subject to risks related to the fluctuation between the values of CNY and CNH, which refers to RMB that trades outside of mainland China. The Fund also may incur transaction costs in connection with conversions between various currencies.

Emerging Markets Risk – The Fund’s investments will expose the Fund’s portfolio to the risks of investing in emerging markets. Emerging markets, which consist of countries with low to middle income economies as classified by the World Bank and less developed or liquid equity markets as determined by the Adviser, can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile.

Equity Risk – The prices of equity securities in which the Fund invests rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

ETF Trading Risk – Active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Similar to shares of other issuers listed on a stock exchange, shares of the Fund may be sold short and are therefore subject to the risk of increased volatility in the trading price of the Fund’s shares. While the Fund expects that Authorized

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Participants’ ability to create and redeem Fund shares at NAV will be effective in reducing any such volatility, there is no guarantee that it will eliminate the volatility associated with short sales.

Foreign Issuer Exposure Risk – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, that are indirectly linked to the performance of foreign issuers. The Fund’s exposure to foreign issuers and investments in foreign securities are subject to additional risks in comparison to U.S. securities and U.S. issuers, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs.

Geographic Concentration Risk – Funds that are less diversified across countries or geographic regions are generally riskier than more geographically diversified funds, and risks associated with such countries or geographic regions may negatively affect the Fund. To the extent that the Fund’s investments are concentrated in a particular country or region, the Fund will be susceptible to loss due to adverse market, political, regulatory, and geographic events affecting that country or region. The Fund’s exposure generally will be concentrated in a particular country or region to the same extent as the Index. The Fund anticipates that it will have concentrated investment exposure to the regions listed below.

China. Investments in Chinese issuers are subject to certain additional risks that may adversely impact the Fund’s investments, which include (i) illiquidity and volatility in the price of A-Shares resulting from trading suspensions, (ii) controls placed on currency exchanges by the Chinese government, (iii) Chinese government intervention in the Chinese securities markets, (iv) nationalization or expropriation of assets or imposition of confiscatory taxes, (v) the discontinuation by the Chinese government for support of economic development programs, (vi) limitations on the use of brokers, (vii) higher rates of inflation, (viii) greater political, economic and social unrest or uncertainty, (ix) adverse economic impacts caused by regional territorial conflicts or natural disasters or the potential thereof, (x) increased trade limitations, (xi) restrictions on foreign ownership, (xii) regulatory restrictions on the ability to sell A Shares when it would otherwise be advisable, and (xiii) different and less stringent financial reporting standards. The Fund also may be subject to Chinese withholding and other taxes, and tax liabilities could arise unexpectedly due to uncertainties associated with Chinese rules governing the taxation of A-Share investments.

Hong Kong. Investments in Hong Kong issuers are subject to certain additional risks that may adversely impact the Fund’s investments, which include (i) disruptions in trade with its trading partners, including China, or a decrease in demand for Hong Kong goods, (ii) nationalization or expropriation of assets or imposition of confiscatory taxes, (iii) social, economic and political unrest and uncertainty, (iv) increased economic competition from other Asian countries, (v) higher rates of inflation, (vi) restrictions on foreign ownership, repatriating assets or converting local currencies and (vii) government intervention and other political risks.

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Index Performance Risk – There is no guarantee or assurance that the methodology used to create the Index will result in the Fund achieving positive returns. The Index may underperform more traditional indices. In turn, the Fund could lose value while other indices or measures of market performance increase in value. In addition, the Index was formed on June 1, 2018. Accordingly, the Index has limited historical performance.

Index Production Risk – Neither the Adviser nor the Index Providers are able to guarantee the continuous availability or timeliness of the production of the Index. The calculation and dissemination of the Index values may be delayed if the information technology or other facilities of the Index Providers, calculation agent, data providers and/or relevant stock exchange malfunction for any reason. A significant delay may cause trading in shares of the Fund to be suspended. Errors in Index data, computation and/or the construction in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Providers, calculation agent or other applicable party for a period of time or at all, which may have an adverse impact on the Fund and its shareholders.

Investments in Other ETFs Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities of the ETF, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses.

Large-Capitalization Securities Risk – The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and may not be able to attain the high growth rate of smaller companies, especially during extended periods of economic expansion.

Liquidity and Valuation Risk – In certain circumstances, it may be difficult for the Fund to purchase and sell a particular investment within a reasonable time at a fair price, or the price at which it has been valued by the Adviser for purposes of the Fund’s NAV, causing the Fund to be less liquid. While the Fund intends to invest in liquid securities and financial instruments, under certain market conditions, such as when trading in a particular investment has been halted temporarily by an exchange because the maximum price change of that investment has been realized, it may be difficult or impossible for the Fund to liquidate such investments. In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Adviser may be required to fair value the investments.

Market Risk – Market risk is the risk that the market price of a security may move up and down, sometimes rapidly and unpredictably. The market prices of the Fund’s portfolio holdings are influenced by many factors. As a result, the performance of the Fund could vary from its stated objective and you could lose money.

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Mid-Capitalization Securities Risk – The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. Securities of medium-capitalization companies may experience more price volatility, greater spreads between their bid and ask prices, lower trading volumes, and cyclical or static growth prospects. Medium-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than larger capitalization companies.

New Fund Risk – The Fund is newly organized. Accordingly, there is a risk the Fund may not employ a successful investment strategy or successfully implement its strategy and the Fund may fail to attract sufficient assets under management to realize economies of scale. As a result, the performance of the Fund could vary from its stated objective and you could lose money.

Non-Blockchain Technology Business Line Risk – Blockchain technology is a technology protocol and not a direct product or service that can be bought and sold for profit. All of the companies in the Index are engaged in primary lines of business whose revenue is derived from a product or service that may utilize or otherwise stand to benefit from blockchain technology, but not directly derived from the sale of blockchain technology. As such, financial operating results for each company in which the Fund invests are principally driven by the products and/or services that constitute each such company’s primary business offerings. The Fund invests in companies with the ability to use blockchain technology to develop new business opportunities or make current operations more efficient, thereby affecting future profitability. There can be no assurance that blockchain technology will affect the primary lines of business in the Fund’s portfolio companies to have a positive impact on a company’s financial condition.

Non-Diversification Risk – The Fund is non-diversified, which means that it may invest in fewer instruments or issuers than a diversified fund. As a result, the Fund may be more susceptible to a single adverse economic or other occurrence and may therefore be more volatile than a more diversified fund.

Passive Investment Risk – The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that is actively managed.

Sector Risk – The Fund is subject to the Sector Risks described below.

Consumer Discretionary Sector Risk. The Fund’s investments are exposed to issuers conducting business in the Consumer Discretionary Sector. The manufacturing segment of the Consumer Discretionary Sector includes automotive, household durable goods, leisure equipment and textiles and apparel. The services segment includes hotels, restaurants and other leisure facilities, media production and services, and consumer retailing and services. The Fund is subject to the risk that the securities of such issuers will

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underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Consumer Discretionary Sector. The performance of companies operating in the Consumer Discretionary Sector has historically been closely tied to the performance of the overall economy, and is also affected by economic growth, consumer confidence, attitudes and spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products in the marketplace. Moreover, the Consumer Discretionary Sector encompasses those businesses that tend to be the most sensitive to economic cycles.

Financials Sector Risk. The Fund's investments are exposed to issuers conducting business in the Financials Sector. The Financials Sector includes companies involved in banking, thrifts and mortgage finance, specialized finance, consumer finance, asset management and custody banks, investment banking and brokerage and insurance. It also includes Financial Exchanges and Data and Mortgage Real Estate Investment Trusts. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Financials Sector. Companies operating in the Financials Sector are subject to extensive government regulation, which may limit the financial commitments they can make and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change or due to increased competition.

Industrials Sector Risk. The Fund's investments are exposed to issuers conducting business in the Industrials Sector. The Industrials Sector includes manufacturers and distributors of capital goods such as aerospace and defense, building projects, electrical equipment and machinery and companies that offer construction and engineering services. It also includes providers of commercial and professional services including printing, environmental and facilities services, office services and supplies, security and alarm services, human resource and employment services, research and consulting services. It also includes companies that provide transportation services. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Industrials Sector. The prices of the securities of companies operating in the Industrials Sector may fluctuate due to the level and volatility of commodity prices, the exchange value of the dollar, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.

Information Technology Sector Risk. The Fund's investments are exposed to issuers conducting business in the Information Technology Sector. The Information Technology Sector includes companies that offer software and information technology services, manufacturers and distributors of technology hardware and equipment such as communications equipment, cellular phones,

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computers and peripherals, electronic equipment and related instruments and semiconductors. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Information Technology Sector. The prices of the securities of companies operating in the Information Technology Sector are closely tied to market competition, increased sensitivity to short product cycles and aggressive pricing, and problems with bringing products to market.

Shares of the Fund May Trade at Prices Other Than NAV – As with all ETFs, Fund shares may be bought and sold in the secondary market at market prices. Although market prices for Fund shares generally are expected to closely correspond to the Fund’s NAV, it is expected that, as with all ETFs, there will be times when the market price of the Fund’s shares are higher or lower than the NAV of such shares. The risk that shares of the Fund may trade at prices other than NAV is heightened in times of market stress or volatility. Because securities held by the Fund trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those experienced by domestic ETFs. There can be no guarantee that an active market for Fund shares will develop or be maintained.

Small-Capitalization Securities Risk – The Fund is subject to the risk that small capitalization stocks may underperform other segments of the equity market or the equity market as a whole. Small-capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. Securities of small-capitalization companies may experience much more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Small-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than larger capitalization companies.

Stock Connect Risk – The Fund’s investments in A-Shares through Stock Connect are generally subject to the securities regulations and listing rules of China. Trading through Stock Connect is subject to the Daily Quota that limits the maximum daily net purchases on any particular day. As a result, the size of the Fund’s direct investment in A-Shares may be limited, and the Fund may not be able to purchase A-Shares through Stock Connect on a timely basis if the Daily Quota is exceeded. If the Fund is prevented or restricted from investing in A-Shares, the Adviser may seek to gain exposure to the A-Share market by investing in securities not included in the Index, futures contracts, forward contracts, options, swaps and ETFs that provide exposure to A-Shares. However, the Fund may not able to invest in such other instruments. The Fund could, among other actions, limit or suspend creations if the Fund is unable to obtain exposure to the performance of the Index due to the limited availability of A-Shares or other investments that provide exposure to the performance of A-Shares, during which time the Fund could trade at a significant premium or discount to its NAV and could experience substantial redemptions.

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A-Shares that trade on Stock Connect generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules. A-Shares traded on Stock Connect are subject to various trading limitations not applicable to other listed securities. Not all A-Shares are available for investment through Stock Connect.

The Stock Connect program is relatively new. As such, the trading, clearance, settlement and custody procedures applicable to A-Shares purchased through Stock Connect are relatively untested. The Chinese government may discontinue Stock Connect or implement or revise regulations that may restrict or adversely affect the Fund’s investments, which could result in losses. In addition, there is considerable uncertainty regarding the application and interpretation of the laws, regulations, policies and guidelines applicable to Stock Connect, which may adversely impact the Fund’s investments and returns.

Tracking Error Risk – As with all index funds, the performance of the Fund may vary from the performance of the Index as a result of Fund fees and expenses, the use of representative sampling and other factors. Therefore, although the performance of the Fund is designed to track the performance of the Index, there can be no guarantee that the Fund will achieve its objective.

The Fund’s investments in A-Shares may cause the Fund to experience greater tracking error as a result of, among other things: (i) the effect of Chinese taxes, (ii) legal restrictions or limitations imposed by the Chinese government that may prevent or restrict the Fund from investing in certain securities included in the Index or cause the Fund to invest in these securities in different proportions than they are represented in the Index, (iii) the Adviser seeking to gain exposure to A-Shares by investing in securities not included in the Index, derivative instruments, or ETFs because the Daily Quota has been exceeded and (iv) the Fund calculating its NAV based on fair value prices when the value of the Index is based on securities’ closing prices in the Chinese markets and not on fair value prices.

Use of Derivatives Risk – Investments in options, swaps, forward contracts and futures contracts are subject to a number of risks, including correlation risk, market risk, leverage risk and liquidity risk. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the derivative’s underlying reference asset, rate or index. Market risk is described above. Leverage risk is the risk that the use of a derivative will amplify the effects of market volatility on the Fund’s share price or cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations pursuant to the derivative contract. Liquidity risk is described above. The Fund’s use of forward contracts and swaps is also subject to counterparty credit risk and valuation risk. Counterparty credit risk is the risk that the counterparty to a contract will default or otherwise become unable to honor a financial obligation. Valuation risk is described above. Each of these factors could have a negative impact on the Fund’s ability to implement its investment strategy, could cause the Fund to lose money and could have a negative impact on the value of your investment.

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Performance Information

The Fund is new and therefore does not have performance history for a full calendar year. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's returns and comparing the Fund's performance to a broad measure of market performance. Updated performance information is available on the Fund’s website at www.realityshares.com or by calling 855-595-0240.

Investment Adviser

Reality Shares Advisors, LLC serves as the investment adviser to the Fund.

Portfolio Manager

Eric Ervin, President of the Adviser, has served as portfolio manager of the Fund since its inception.

Purchase and Sale of Fund Shares

Most investors will buy and sell shares of the Fund on The NASDAQ Stock Market LLC (the “Exchange”). Individual shares can be bought and sold throughout the trading day like other publicly traded securities through a broker-dealer on the Exchange. These transactions do not involve the Fund. The price of an individual Fund share is based on market prices, which may be different from the Fund’s NAV. As a result, the Fund’s shares may trade at a price greater than the NAV (at a premium) or less than the NAV (at a discount). Most investors will incur customary brokerage commissions or other charges when buying or selling shares of the Fund through a broker-dealer.

The Fund issues and redeems shares at NAV only in large blocks of 25,000 shares or more (“Creation Units”) and only with large institutional investors that have entered into an agreement with the Fund’s distributor in exchange for the deposit or delivery of a basket of securities and/or cash. Except when aggregated in Creation Units, shares of the Fund are not redeemable securities.

Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Adviser or other related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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More Information About The Fund

More Information About The Fund’s Investment Objective

The investment objective of the Fund is non-fundamental and may be changed without shareholder approval.

More Information About The Fund’s Index

The Index is designed to measure the returns of China Blockchain Companies. The Index universe of China Blockchain Companies is identified based on research and analysis conducted by the Index Providers. The Index universe is then narrowed to include only those China Blockchain Companies with market capitalizations greater than CNY 1,200,000,000, or $200,000,000 for ADRs, the shares of which are exchange-traded and have a six-month average daily trading volume greater than CNY 6,000,000, or $1,000,000 for ADRs, as of the Index’s reconstitution date.

The remaining China Blockchain Companies are then ranked to determine the leading China Blockchain Companies as measured by their Blockchain Score™, which is a proprietary ranking system developed by the Index Providers designed to identify those China Blockchain Companies expected to benefit most (e.g., from increased economic profit, operational efficiencies or transformational business practices) from the innovation, adoption, deployment and commercialization of blockchain technology. The Blockchain Score™ system seeks to identify companies that have the potential to capitalize on transformational technology that may potentially disrupt the markets in which they operate. Companies that deploy and benefit from such applications have the potential to be the disrupters in their industries and to profit at the expense of the disrupted companies that do not deploy such applications. A company’s Blockchain Score™ is assigned based on the application of several factors relating to the company’s role in the blockchain technology ecosystem and its participation in industry groups, the degree to which the company’s blockchain technology is developed, innovative, economically impactful and publicly referenced and the company’s general research and development expenditures.

The 30 to 100 leading China Blockchain Companies with the highest Blockchain Scores™ are then selected as the Index constituents. Constituents are weighted in the Index based on their Blockchain Scores™, with China Blockchain Companies having higher Blockchain Scores™ weighted more heavily. Each constituent weighting is capped at 15% of the Index and the cumulative weight of the five most heavily-weighted constituents may not in the aggregate account for more than 50% of the weight of the Index. The Index is reconstituted semi-annually effective on the close of trading five trading days after the third Friday in March and September.

Index Providers. The Index is developed, owned and published by the Index Providers pursuant to the terms of a Co-Developed Index Agreement. Reality Shares, in its capacity as an Index Provider, licenses the use of the Index and certain trademarks and trade names to the Trust for the benefit of the Fund. The Fund does not pay a fee for the use of the Index. The Index Providers have no obligation to take

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the needs of the Fund or its shareholders into consideration in determining or constructing the Index and does not guarantee the timeliness, accuracy and/or completeness of the Index or any data related thereto.

The Index is governed by a published, rules-based methodology. More information about the Index, including its calculation methodology, is available on Reality Shares’ website at www.realitysharesadvisors.com. The Index Providers may change the methodology at any time in their sole discretion without regard to the needs of the Fund or Fund shareholders. Any such changes to the Index methodology will be publicly disclosed on Reality Shares’ website prior to implementation.

The Calculation Agent. The Index is calculated by Nasdaq (the “Calculation Agent”). The Calculation Agent calculates and administers the Index and publishes information regarding the market value of the Index. Reality Shares will have no role in, or any control over, the calculation of the Index.

More Information About the Fund’s Principal Investment Strategies

In managing the Fund, the Adviser uses a “passive” investment strategy meaning that the Adviser does not attempt to select securities based on their individual potential to perform better than the market.

The Adviser does not engage in temporary defensive investing, keeping the Fund’s assets fully invested in all market environments. As a result, the Fund may be more vulnerable to market movements that are adverse to the Fund’s investment objective than funds that engage in temporary defensive investing strategies. The Adviser monitors the Fund on an ongoing basis, and makes adjustments to its portfolio, as necessary, to minimize tracking error and to maximize liquidity.

More Information About the Fund’s Principal Risks

Investing involves risk. There is no guarantee that the Fund will achieve its goals. In fact, no matter how good a job the Adviser does, you could lose money on your investment in the Fund, just as you could with other investments. This section provides additional information regarding the principal risks described under “Principal Risks” in the Fund Summary.

Authorized Participant Concentration Risk – Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that serve as Authorized Participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem, Fund shares may trade at a discount to NAV and possibly face delisting.

Blockchain Technology Risk – Blockchain technology is a new and developing technology protocol deployed by companies in a manner for optimizing business practices. Blockchain technology is not a product or service with an individually attributable revenue stream. Blockchain technology may never develop optimized

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transactional processes that lead to increased realized economic returns to any company in which the Fund invests.

Capitalization Risk – The Fund’s investments may have exposure to securities in a particular capitalization range, e.g., large, mid, or small-cap securities, depending on the composition of the Index. As a result, the Fund may be subject to the risk that the securities within a particular capitalization range represented in the Fund's portfolio may underperform other segments of the equity market or the equity market as a whole. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and may not be able to attain the high growth rate of smaller companies, especially during extended periods of economic expansion. In comparison to securities of companies with larger capitalizations, securities of small and medium-capitalization companies may experience more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Small and medium-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than larger capitalization companies. These securities may or may not pay dividends.

Cash Transactions Risk –The Fund anticipates that it will effect its creations and redemptions principally for cash, whereas most ETFs effect creations and redemptions for in-kind securities. As a result, the Fund may have to sell its investments in order to obtain the cash needed to distribute redemption proceeds, which may cause the Fund to recognize capital gains that it might not have recognized, or recognize such gains sooner, and pay out higher annual capital gain distributions than if it had made a redemption in-kind. Shareholders may be subject to tax on gains they would not otherwise be subject to, or at an earlier date than, if they had invested in an ETF that was able to effect creations and redemptions in-kind.

Further, if the Fund is unable to sell its investments needed to satisfy a redemption request, the Fund will continue to be exposed to the risk that such investments will decrease in value until it can sell them, which could result in losses to the Fund and its investors to which they may not otherwise be exposed if the Fund was able to satisfy redemption requests with in-kind securities. Such losses could be significant.

The Fund will incur transaction costs in effecting cash transactions. To the extent they are not offset by the transaction fee payable by Authorized Participants, such costs will cause a decrease in the Fund’s NAV and may cause the Fund to experience greater tracking error or wider bid/ask spreads or otherwise adversely impact the trading of the Fund’s shares.

Currency Risk – The Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, which would cause a decline in the U.S. value of the holdings of the Fund. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in sovereign debt levels and trade deficits; domestic and foreign inflation and interest rates and investors’ expectations concerning those rates; currency exchange rates; investment and trading activities of

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other funds, including hedge funds and currency funds; and global or regional political, economic or financial events and situations and the imposition of currency controls or other political developments in the U.S. or abroad. The Fund may incur transaction costs in connection with conversions between various currencies.

Depositary Receipt Risk – The Fund may hold the securities of non-U.S. companies in the form of ADRs. ADRs are negotiable certificates issued by a U.S. financial institution that represent a specified number of shares in a foreign stock and trade on a U.S. national securities exchange, such as the New York Stock Exchange. The Fund will primarily invest in sponsored ADRs, which are issued with the support of the issuer of the foreign stock underlying the ADRs and which carry all of the rights of common shares, including voting rights. The underlying securities of the ADRs in the Fund’s portfolio are usually denominated or quoted in currencies other than the U.S. dollar. As a result, changes in foreign currency exchange rates may affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. In addition, because the securities underlying ADRs trade on foreign exchanges at times when the U.S. markets are not open for trading, the value of those securities may change materially at times when the U.S. markets are not open for trading, regardless of whether there is an active U.S. market for shares of the Fund. Investments in the underlying foreign securities may involve risks not typically associated with investing in U.S. companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets can be extremely volatile due to increased risks of adverse issuer, political, regulatory, market, or economic developments. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. In addition, transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities.

Emerging Markets Risk – The Fund invests in emerging markets. Emerging markets generally consist of countries that have an emerging stock market as defined by Standard & Poor’s®, countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar characteristics as determined by the Adviser. Emerging markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and perform differently from the U.S. market. Emerging markets are often dependent upon commodity prices and international trade and can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile. As a result, the securities of emerging market issuers may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in securities of developed foreign countries. For example, investments in emerging markets are subject to a greater risk of loss due to expropriation, nationalization, confiscation of assets and other property. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

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Equity Risk – The Fund is subject to the risk that the value of the equity securities in the Fund’s portfolio will decline or fluctuate dramatically from day to day due to volatility in the equity market. Such volatility could cause equity securities to underperform other segments of the market as a whole. The equity market is volatile and can experience increased volatility for a variety of reasons, including as a result of general market and economic conditions, perceptions regarding particular industries represented in the equity market, or factors relating to specific companies to which the Fund has investment exposure. Equity securities generally have greater price volatility than fixed income securities.

ETF Shares Trading Risk – Shares of the Fund are listed on the Exchange and typically trade at prices that differ from (and can be below) their NAV. The NAV of Fund shares will fluctuate with changes in the market value of the Fund’s holdings, and the exchange-traded prices of Fund shares may not fully reflect these market values. These differences may be more pronounced at or near the opening of trading on the Exchange, for newer or smaller ETFs, for ETFs that own less liquid securities or in certain market conditions. For example, supply and demand for shares of an ETF or market disruptions may cause the market price of the ETF to deviate from the value of the ETF’s investments, which may be emphasized in less liquid or volatile markets. These price fluctuations may be significant. Although the Fund’s shares are listed on the Exchange, there can be no assurance that an active trading market for Fund shares will develop or be maintained. An unanticipated early closing of the Exchange may result in your inability to buy or sell shares of the Fund on that day. The Exchange may halt trading in Fund shares because of market conditions or other reasons. You may temporarily be unable to purchase or sell shares of the Fund if a trading halt occurs. Similar to shares of other issuers listed on a stock exchange, shares of the Fund may be sold short and are therefore subject to the risk of increased volatility in the trading price of the Fund’s shares. While the Fund expects that Authorized Participants’ ability to create and redeem Fund shares at NAV will be effective in reducing any such volatility, there is no guarantee that it will eliminate the volatility associated with short sales.

Foreign Issuer Exposure Risk – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, that are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of financial instruments denominated in foreign currencies, and of distributions from such financial instruments, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of financial instruments traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than

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they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund.

Forward Contracts Risk – The Fund may purchase a forward contract, or a “forward,” which involves a negotiated obligation to purchase or sell a specific security or currency at a future date (with or without delivery required), which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are not traded on exchanges; rather, a bank or dealer will act as agent or as principal in order to make or take future delivery of a specified lot of a particular security or currency for the Fund’s account. Risks associated with forwards may include: (i) an imperfect correlation between the movement in prices of forward contracts and the securities or currencies underlying them; (ii) an illiquid market for forwards; (iii) difficulty in obtaining an accurate value for the forwards; and (iv) the risk that the counterparty to the forward contract will default or otherwise fail to honor its obligation. Because forwards require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage.

Forwards are also subject to credit risk, liquidity risk and leverage risk. Credit risk is the risk that the Fund could lose money if a counterparty to a derivative contract fails to make timely payment or otherwise honor its obligations. Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities. The use of leverage can amplify the effects of market volatility on the Fund’s share prices and make the Fund’s returns more volatile. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy their obligations.

Futures Contracts Risk – The Fund may purchase futures contracts, or “futures,” provide for the future sale by one party and purchase by another party of a specified amount of a specific security or asset at a specified future time and at a specified price (with or without delivery required). The risks of futures include: (i) leverage risk; (ii) correlation or tracking risk and (iii) liquidity risk. Because futures require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Accordingly, the fluctuation of the value of futures in relation to the underlying assets upon which they are based is magnified. Thus, the Fund may experience potentially unlimited losses that exceed losses experienced by funds that do not use futures contracts. There may be imperfect correlation, or even no correlation, between price movements of a futures contract and price movements of investments for which futures are used as a substitute, or which futures are intended to hedge.

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Lack of correlation (or tracking) may be due to factors unrelated to the value of the investments being substituted or hedged, such as speculative or other pressures on the markets in which these instruments are traded. Consequently, the effectiveness of futures as a security substitute or as a hedging vehicle will depend, in part, on the degree of correlation between price movements in the futures and price movements in underlying securities or assets. While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. Futures exchanges may impose daily or intra-day price change limits and/or limit the volume of trading.

Additionally, government regulation may further reduce liquidity through similar trading restrictions. As a result, the Fund may be unable to close out its futures contracts at a time that is advantageous. If movements in the markets for security futures contracts or the underlying security decrease the value of the Fund’s positions in security futures contracts, the Fund may be required to have or make additional funds available to its carrying firm as margin. If the Fund’s account is under the minimum margin requirements set by the exchange or the brokerage firm, its position may be liquidated at a loss, and the Fund will be liable for the deficit, if any, in its account. The Fund may also experience losses due to systems failures or inadequate system back-up or procedures at the brokerage firm(s) carrying the Fund’s positions. The successful use of futures depends upon a variety of factors, particularly the ability of the Adviser to predict movements of the underlying securities markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular futures strategy adopted will succeed.

Geographic Concentration Risk – Funds that are less diversified across countries or geographic regions are generally riskier than more geographically diversified funds. A fund that focuses on a single country or a specific region is more exposed to that country’s or region’s economic cycles, currency exchange rates, stock market valuations and political risks (including defense concerns), among others, compared with a more geographically diversified fund. The economies and financial markets of certain regions, such as China or Hong Kong, can be interdependent and may be adversely affected by the same events. In addition, many of these countries and regions have recently experienced economic downturns, making their markets more volatile than U.S. markets.

China. The risks of investing in the Fund that result from the Fund’s investments in China are discussed below under “Risks of Investing in China.”

Hong Kong. Investments in Hong Kong issuers are subject to certain additional risks. China is Hong Kong’s largest trading partner. Any disruptions in trade between China and Hong Kong could have a negative impact on the economy of Hong Kong. The Hong Kong economy also is dependent on trade with other countries. A decrease in demand for Hong Kong goods, the imposition of tariffs, embargoes or trade limitations from its trading partners or adverse changes to the economic conditions of its primary trading partners, among other things that could negatively impact Hong Kong’s ability to export, would adversely affect the Hong Kong economy. The Hong Kong

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government may nationalize or expropriate assets or institute confiscatory taxes. Hong Kong may be subject to greater social, economic and political unrest and uncertainty than other countries. Hong Kong companies are subject to increasing competition for goods and services from other Asian nations. The Hong Kong economy is subject to high rates of inflation from time to time. Foreign investors may be restricted or prohibited from investing in certain Hong Kong companies, repatriating assets and converting local currencies to U.S. dollars. Hong Kong investments are also subject to risks associated with greater government intervention and other political risks. These risks may adversely impact the Fund’s investments.

Index Performance Risk – There is no guarantee or assurance that the methodology used to create the Index will result in the Fund achieving positive returns. The Index may underperform more traditional indices. In turn, the Fund could lose value while other indices or measures of market performance increase in value. In addition, the Index was formed in September 2017. Accordingly, the Index has limited historical performance.

Index Production Risk – The Fund is not “actively” managed and seeks to correspond to the price and yield performance, before fees and expenses, of the Index. The Index Providers have the right to make adjustments to the Index or to cease providing the Index without regard to the particular interests of the Fund or its shareholders. While the Index Providers provide a rules-based methodology that describes what the Index is designed to achieve, neither the Index Providers, their agents nor data providers provide any warranty or accept any liability in relation to the quality, accuracy or completeness of the Index, its calculation, valuation or its related data, and they do not guarantee that the Index will be in line with the Index Providers’ methodology, regardless of whether or not an Index Provider is affiliated with the Adviser. The composition of the Index is dependent on data from one or more third parties and/or or the application of such data within the rules of the index methodology, which may be based on assumptions or estimates. If the information technology or other facilities of an Index Provider, Calculation Agent, data providers and/or relevant stock exchange malfunction for any reason, calculation and dissemination of Index values may be delayed and trading in Fund shares may be suspended for a period of time. Errors in Index data, computations and/or the construction of the Index may occur from time to time and may not be identified and/or corrected by the Index Providers, Calculation Agent or other applicable party for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. The potential risk of continuing error may be particularly heightened in the case of the Index, which is generally not used as benchmarks by other funds or managers. Any of the foregoing may lead to the inclusion of securities in the Index, exclusion of securities from the Index or the weighting of securities in the Index that would have been different had data or other information been correct or complete, which may lead to a different investment outcome than would have been the case had such events not occurred. Losses or costs associated with the Index’s errors or other risks described above will generally be borne by the Fund and its shareholders and neither the Adviser nor its affiliates or agents make any representations or warranties regarding the foregoing.

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Investments in Other ETFs Risk – The Fund may purchase shares of other ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly or when such investments present a more cost efficient alternative to investing directly in securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. Further, in part because of these additional expenses, the performance of an ETF may differ from the performance the Fund would achieve if it invested directly in the underlying investments of the ETF. While the risks of owning shares of an ETF generally reflect the risks of owning the underlying investments of the ETF, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, shares of an ETF are traded at market prices, which may vary from the NAV of its underlying investments. Also, the lack of liquidity in an ETF can contribute to the increased volatility of its value in comparison to the value of the underlying portfolio securities.

Liquidity and Valuation Risk – Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid owing to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. To the extent the Fund invests in illiquid securities, such investments may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

In addition, during periods of reduced market liquidity or in the absence of readily available market quotations for particular investments in the Fund’s portfolio, the ability of the Fund to assign an accurate daily value to these investments may be difficult and the Adviser may be required to fair value the investments. For additional information about fair valuation, see “Calculating NAV.”

Market Risk – The Fund is subject to the market risk associated with its portfolio holdings. Market risk is the risk that the market price of an instrument may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an instrument type, an industry, a sector or markets as a whole. As a result, the price of the Fund’s investments, and therefore the price of Fund shares, may fluctuate significantly. You could lose money on your investment over short or long periods of time.

New Fund Risk – The Fund is new and has a limited operating history. Accordingly, investors in the Fund bear the risk that the Fund may not employ a successful investment strategy or successfully implement its strategy, and that the Fund may fail to attract sufficient assets under management to realize economies of scale. These factors could have a negative impact on the Fund’s performance and, if they persist over time, could result in the Fund being liquidated. While shareholders would be provided with prior notice of liquidation, liquidation does not require shareholder approval, may occur at a time that may not be favorable for all shareholders and could have negative tax consequences for shareholders.

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Non-Blockchain Technology Business Line Risk – Blockchain technology is a technology protocol and not a direct product or service that can be bought and sold for profit. All of the companies in the Index are engaged in primary lines of business whose revenue is derived from a product or service that may utilize or otherwise stand to benefit from blockchain technology, but not directly derived from the sale of blockchain technology. As such, financial operating results for each company in which the Fund invests are principally driven by the products and/or services that constitute each such company’s primary business offerings. The Fund invests in companies with the ability to use blockchain technology to develop new business opportunities or make current operations more efficient, thereby affecting future profitability. There can be no assurance that blockchain technology will affect the primary lines of business in the Fund’s portfolio companies to have a positive impact on a company’s financial condition.

Non-Diversification Risk – To the extent that the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single issuer’s securities could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

Options Risk – The Fund may utilize various options strategies, and, therefore, the Fund is subject to options risk. An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. For example, an option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing its entire premium invested in the call option. The seller (writer) of a put option that is covered (e.g., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received and gives up the opportunity for gain on the underlying security below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing his entire premium invested in the put option.

Passive Investment Risk – The Fund is not actively managed and may be affected by a general decline in market segments relating to the Index. The Fund invests in securities included in, or representative of, the Index regardless of their investment merits. The Adviser does not attempt to take defensive positions in declining or

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rising markets, as applicable. As a result, the Fund may be subject to greater losses in a declining market than a fund that does take defensive positions.

Risks of Investing in China. The Fund’s investments in China involve certain risks and special considerations, including the following:

Availability of Issuer Disclosure. Chinese issuers are subject to less stringent disclosure and regulatory standards than U.S. standards. As a result, less information about Chinese issuers is publicly available relative to U.S. issuers, and such information could be material to the Adviser’s decision to invest in such issuers for the Fund. Chinese issuers also are subject to different accounting, auditing and financial standards and requirements as compared to U.S. issuers, which may cause a Chinese issuer’s financial position or operating results to be reflected differently than they would be reflected if the issuer’s financial statements been prepared in accordance with U.S. standards.

Capital Controls. The Chinese government controls the flow of capital into the A-Shares market, which may result in reduced liquidity and greater volatility in A-Shares in instances of market disruptions relative to other markets. The Chinese government also may cease taking actions that it has taken previously that benefit the A-Shares market and its investors.

Disclosure of Interests and Short Swing Profits.  If the Fund, either individually or together with certain affiliates, is deemed to acquire 5% or more of the issued securities of a listed company under applicable Chinese regulations, the Fund would be required to make certain public disclosures and would be prohibited from buying or selling the issuer’s securities for certain periods of time. Subsequent increases or decreases in ownership of the issuer’s securities may subject the Fund to additional trading freezes and reporting obligations. These trading freezes may have an adverse effect on the Fund’s performance. If the Fund violates these applicable regulations, it may be required to return any profits realized in trading the issuer’s shares.

Economic Risk. The Chinese economy has grown rapidly recently, and there is no assurance that such growth will continue. Recent Chinese government economic reforms have achieved significant economic growth and social progress. The success, or continued deployment by the Chinese government, of such initiatives may cease at any time, which may have an adverse impact on the issuers in which the Fund invests. The Chinese government may implement measures to control the growth of the Chinese economy, which may negatively impact the performance of the Fund.

The policies set by the Chinese government, including those related to resource allocation, foreign currency controls and monetary policy, and changes to such policies, could have a substantial negative effect on the Chinese economy and the Fund’s investments.

The Chinese economy is highly reliant on international trade. A decrease in demand for Chinese goods, the imposition of tariffs, embargoes or trade

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limitations from its trading partners or adverse changes to the economic conditions of its primary trading partners, among other things that could negatively impact China’s ability to export, would adversely affect the Chinese economy and the Fund’s investments. An economic downturn in China or other significant global economies also would adversely impact the Fund’s investments.

Exchange of RMB. There are two types of RMB: CNY, which is traded only in mainland China, and CNH, which is traded outside of China. Accordingly, CNY and CNH are the same currency but traded in different markets. CNY and CNH operate independently and pursuant to strict currency controls. Therefore, CNY and CNH may trade at different exchange rates and may move inversely.

The income that the Fund receives from its A-Share investments is primarily denominated in RMB. The Fund purchases its A-Shares in CNY and uses the CNY exchange rate to value its A-Shares and calculate its NAV. However, the Fund’s NAV is calculated in U.S. dollars. Therefore, the Fund will suffer losses if RMB depreciates relative to the U.S. dollar. Authorized Participants may deliver CNH to the Fund as consideration for Creation Units. Accordingly, the Fund also may suffer losses in converting between CNH and CNY based on the CNH-CNY exchange rate at the time of conversion. The Fund will also incur transaction costs in converting foreign currencies, which may negatively impact the Fund’s performance.

Inflation.  High inflation historically has accompanied economic growth in China. If measures instituted by the Chinese government to control inflation are not successful or discontinued, resulting in a rise in inflation, the performance of the Chinese economy and the Fund’s investments could be adversely affected.

Investment Restrictions. The Chinese government may institute prohibitions or restrictions on the Fund’s ability to invest in certain industries or issuers, which may negatively affect the Fund’s performance, the liquidity of its assets or its ability to track the Index.

Limited Broker Choices. The Fund may be limited in the number of brokers through which it may trade A-Shares, which may limit or prevent the Fund from receiving best execution in its trades and subjects the Fund to greater credit risk or the risk of trading disruptions in the event any broker with which the Fund trades defaults on its obligations. The Fund’s operations could be negatively impacted based on the acts or omissions of, or the Fund’s inability to transact with, a particular broker.

Nationalization and Expropriation.  The Chinese government may expropriate assets, implement or enforce confiscatory taxes or nationalize property held by issuers whose A-Shares the Fund holds for any reason, including as a result of political changes, social instability and adverse diplomatic developments in China. If the Chinese government were to take any such action, the Fund could experience a complete loss of its investments.

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Political and Social Risk. China has experienced and is subject to a considerable degree of political and social instability, including violence, labor unrest, income inequality, an aging population and worsening environmental conditions. The Chinese government has previously used force to suppress civil unrest. China also has and continues to engage in disputes with neighboring countries and with nationalist and religious groups in Xinjiang and Tibet. These and other political and social factors could adversely impact the Chinese economy and the Fund’s investments. Chinese laws, regulations, government policies and political and social climate may change with little or no advance notice, which could have an adverse impact on the Fund’s investments.

China has agreed to allow Hong Kong to maintain significant political, legal and economic autonomy until at least 2047. A change in China’s policies with respect to Hong Kong, including those relating to tax, foreign currency exchange, free trade and defense, could negatively impact market conditions and the performance of the Chinese economy, and the Fund could suffer losses.

Repatriations. The Chinese government maintains strict currency controls over the RMB, requiring that all Chinese domestic transactions must be settled in RMB, restricting the remittance of foreign currencies and regulating currency exchange from RMB. There can be no assurance that RMB will be available in sufficient quantity to allow the Fund to remain fully invested. Changes in such currency controls, which may be applied retroactively, may also adversely impact the Fund. The Chinese government also may institute prohibitions or restrictions on the Fund’s ability to repatriate its assets. The foregoing restrictions and prohibitions may increase the Fund’s tracking error, result in investment losses, and/or adversely impact the Fund’s ability make certain distributions to shareholders and satisfy its redemption obligations.

Sanctions and Embargoes.  The Fund is subject to the risk of loss if an issuer in which it invests is identified as a company that operates in, or has dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism.

Securities and Corporate Law.  The Fund’s rights with respect to its investments in A-Shares will generally be governed by Chinese law. As such, the Fund may be entitled to different or fewer legal protections, if any, than if its investments were governed by U.S. law. Chinese investor protection laws and regulations are less developed than those of the United States and may not provide the Fund with protections similar to those that it would receive under U.S. law. The Fund may, therefore, experience difficulty in enforcing its rights as an investor under Chinese corporate and securities laws or in obtaining a judgment in court. Future developments in Chinese corporate and securities laws may negatively impact foreign investors, such as the Fund.

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Securities Markets. Relative to U.S. markets, Chinese securities markets have a more limited operating history and are smaller, less developed, less liquid and historically more volatile. There generally is less regulation and monitoring of Chinese securities markets and market participants as compared to the United States, although the Chinese government has on occasion intervened to a greater degree than would be typical in more developed markets. Further development of Chinese securities markets may lead to trading volatility and regulatory uncertainty, among other results that may cause the Fund to experience losses.

Tax Risk. Uncertainties in China’s tax rules governing taxation of income and gains from investments in A-Shares could result in unexpected tax liabilities for the Fund. The Fund’s investments in securities, including A-Shares, issued by Chinese companies may cause the Fund to become subject to Chinese withholding and other taxes.

The Adviser intends to operate the Fund in a manner that will prevent it from being treated as a tax resident of China and from having a permanent establishment in China, which would allow the Fund to avoid the imposition of a corporate income tax of 25% on its worldwide capital income and on the profits attributable to the permanent establishment, respectively. However, the Chinese government, regulators or courts, as applicable, could disagree with that conclusion. Further, changes in China’s tax law could affect the Chinese corporate income tax status of the Fund.

China generally imposes withholding income tax at a rate of 10% on dividends, premiums, interest and capital gains originating in China and paid to nonresident enterprises. Recent Chinese regulations have temporarily exempted capital gains from disposal of A-Shares by foreign investors enterprises via Stock Connect from withholding income tax. It is unclear how long the temporary exemption will remain in effect. The Fund could be subject to withholding income tax liability in the future if China begins applying tax rules regarding the taxation of income from investments through Stock Connect and/or begins collecting capital gains taxes on such investments. Further guidance in this regard may be issued by applicable regulators and with potential retrospective effect, which could have a substantially negative impact on the Fund’s returns.

The Fund may also potentially be subject to Chinese value added tax at the rate of 6% on capital gains derived from trading of A-Shares and interest income (if any). Existing guidance provides a value added tax exemption in respect of gains derived from the trading of A-Shares through Stock Connect. Because there is no indication how long the temporary exemption will remain in effect, the Fund may be subject to such value added tax in the future. In addition, urban maintenance and construction tax (currently at rates ranging from 1% to 7%), educational surcharge (currently at the rate of 3%) and local educational surcharge (currently at the rate of 2%) (collectively, the “surtaxes”) are imposed based on value added tax liabilities, so if the Fund

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were liable for value added tax it would also be required to pay the applicable surtaxes.

In light of the uncertainty as to how gains or income that may be derived from the Fund’s investments in China will be taxed, the Fund reserves the right to provide for withholding tax, value added tax and surtaxes on such gains or income and withhold tax for the account of the Fund.

China’s rules for taxation of Stock Connect are evolving and certain of the tax regulations to be issued to clarify the subject matter may apply retrospectively, which may have a materially adverse impact on the Fund, its returns and its investors

Trading Suspensions. The A-Shares market may experience a higher rate of trading suspensions that may persist for extended periods of time in comparison to other markets. Chinese issuers have the ability to suspend the trading of their securities and historically have instituted trading suspensions to a greater degree and for longer periods of time than issuers from other countries. These trading suspensions may prevent the Fund from buying and selling A-Shares on a timely basis, cause greater execution-related risks and increase costs for the Fund and Authorized Participants. If the trading of an issuer’s A-Shares has been suspended, the Fund may value such A-Shares using fair value pricing, and such fair value could be higher or lower than the value the Fund receives upon selling the A-Shares. Under these circumstances, an investor could pay a premium to market value when buying Fund shares or receive a discount to market value when selling Fund shares.

Sector Risk – The Sector Risks applicable to the Fund are as follows.

Consumer Discretionary Sector Risk. Consumer Discretionary Sector Risk is the risk that the securities of, or financial instruments tied to the performance of, issuers in the Consumer Discretionary Sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund’s investments are exposed to issuers conducting business in the Consumer Discretionary Sector ("Consumer Discretionary Companies"), the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Consumer Discretionary Sector. The performance of Consumer Discretionary Companies has historically been closely tied to the performance of the overall economy, and is may be widely affected by interest rates, competition, consumer confidence and relative levels of disposable household income and seasonal consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products and services in the marketplace. In addition, Consumer Discretionary Companies may be adversely affected and lose value more quickly in periods of economic downturns. The products offered by Consumer Discretionary Companies may be viewed as luxury items during times of economic downturn.

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Financials Sector Risk. The risk that the securities of, or financial instruments tied to the performance of, issuers in the Financials Sector that the Fund purchases will underperform the market as a whole. To the extent the Fund’s investments are exposed to issuers conducting business in the Financials Sector (“Financials Companies”), the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Financials Sector. Financials Companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change or due to increased competition. In addition, the recent deterioration of the credit markets generally has caused an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Recent events in the Financials Sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and caused certain Financials Companies to incur large losses. Numerous Financials Companies have experienced substantial declines in the valuations of their assets, taken action to raise capital (such as the issuance of debt or equity securities), or even ceased operations. These actions have caused the securities of many Financials Companies to experience a dramatic decline in value. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition.

Industrials Sector Risk. Industrials Sector Risk is the risk that the securities of, or financial instruments tied to the performance of, issuers in the Industrials Sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund’s investments are exposed to issuers conducting business in the Industrials Sector ("Industrials Companies"), the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Industrials Sector. The prices of the securities of Industrials Companies may fluctuate widely due to the level and volatility of commodity prices, the exchange value of the dollar, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices. Further, the prices of securities of Industrials Companies, specifically transportation companies, may fluctuate widely due to their cyclical nature, occasional sharp price movements that may result from changes in the economy, fuel prices, labor agreement, and insurance costs, the recent trend of government deregulation, and increased competition from foreign companies, many of which are partially funded by foreign governments and which may be less sensitive to short-term economic pressures.

Information Technology Sector Risk. The risk that the securities of, or financial instruments tied to the performance of, issuers in the Information Technology Sector that the Fund purchases will underperform the market as a

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whole. To the extent that the Fund’s investments are exposed to issuers conducting business in the Information Technology Sector (“Information Technology Companies”), the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Information Technology Sector. The prices of the securities of Information Technology Companies may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems relating to bringing their products to market, very high price/earnings ratios, and high personnel turnover due to severe labor shortages for skilled technology professionals.

Shares of the Fund May Trade at Prices Other Than NAV – As with all ETFs, the Fund’s shares may be bought and sold in the secondary market at market prices. Although market prices for Fund shares generally are expected to closely correspond to the Fund’s NAV, it is expected that, as with all ETFs, there will be times when the market price of the Fund’s shares are higher or lower than the NAV of such shares. This may be especially true during periods where the trading volume of the Fund’s shares is low. The risk that shares of the Fund may trade at prices other than NAV is heightened in times of market stress or volatility. Because securities held by the Fund trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those experienced by domestic ETFs. Secondary market trading in ETF shares may be disrupted or halted because of market conditions or other reasons. In such instances the price of the Fund’s shares could change dramatically and without warning, you may temporarily be unable to purchase or sell shares of the Fund and you may not be able to exit your position during periods of market declines.

Information regarding the Fund’s intraday indicative value (the “IIV”) is disseminated every 15 seconds throughout the trading day by the Exchange or by other market data providers. The IIV is based on the current value of the assets held by the Fund that will form the basis for the Fund’s calculation of its NAV at the end of the applicable business day.

The IIV does not necessarily reflect the precise composition or the most accurate valuation of the current portfolio of instruments held by the Fund at a particular point in time. The Fund’s IIV may deviate, at times substantially, from its NAV, which is computed only once a day. Therefore, you should not view the IIV as a ‘‘realtime’’ update of the Fund’s NAV.

Stock Connect Risk – The Fund is subject to the following risks in connection with its investments in A-Shares through Stock Connect:

Clearing, Settlement and Custody Risks. The A-Shares that the Fund acquires through Stock Connect are held in a custodial account in the Hong Kong Central Clearing and Settlement System (the “CCASS”). The CCASS is maintained by HKSCC. As required by applicable regulations, HKSCC serves as “nominees holder” of the Fund’s A-Shares and, accordingly, holds the Fund’s A-Shares together with the A-Shares of other investors in an omnibus account in its name. A framework under Hong Kong and Chinese law exists

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such that the Fund will be recognized as the beneficial owner of its A-Shares and will have the rights and interests attributable to such A-Shares in the unlikely event that HKSCC or ChinaClear become insolvent. However, these laws are relatively untested, and it is unclear whether applicable courts will recognize the Fund as beneficial owner or uphold its rights and interests in the event of an HKSCC or ChinaClear insolvency event. Even if the Fund’s rights and interests in its A-Shares are upheld, the Fund may not be able to enforce its rights and interests in a timely manner, which could negatively affect the Fund.

Daily Quota Limitations. Stock Connect investors, including the Fund, are subject to the Daily Quota, which limits the aggregate number of A-Shares that may be purchased through Stock Connect across all investors on any particular day. On a day that the Daily Quota is exceeded, the Fund may not be able to purchase A-Shares at all or to the extent that it would if the Daily Quota was not exceeded. Under these circumstances, the Fund may not be able to implement its investment strategies or pursue its investment objective.

Differences in Open Trading Days. Stock Connect only operates on days when the Chinese and Hong Kong stock markets are each open for trading and when banks in each market are open on the corresponding settlement days. The Fund may purchase and sell A-Shares through Stock Connect only on days when Stock Connect and U.S. markets are open for trading. On days when the Chinese markets are open but the Hong Kong and/or U.S. markets are not, or on days when the Chinese and Hong Kong markets are open but U.S. markets are not, the Fund is subject to the risk that the price of A-Shares may fluctuate and the Fund is not able to purchase or sell A-Shares, which may negatively impact the Fund's performance. In addition, if U.S. markets are open but trading through Stock Connect is unavailable because either Chinese or Hong Kong markets are closed, the Fund may not be able to buy or sell A-Shares in a timely manner, which may negatively impact the Fund's performance.

Intraday Trading Limitations. Stock Connect investors, including the Fund, are prohibited from buying and selling the same stock on the same day and from buying or selling a stock at a price that is either 10% above or below the stock’s closing price from the prior trading day. The Fund could experience losses or tracking error or trade at a premium or discount to its NAV if it is prevented from buying or selling A-Shares when it otherwise would absent these restrictions.

Operational Risks. Market participants must meet certain technological requirements, including those relating to information technology and risk management, in order to utilize Stock Connect. There can be no guarantees that such requirements are sufficient to ensure that Stock Connect functions properly. Stock Connect requires the use of new information technology systems. If such systems fail to operate properly, trading in both Chinese and Hong Kong markets could be distrusted and the Fund could be negatively affected.

Pre-Trade Checks. The Stock Exchange of Hong Kong performs checks prior to market open on each trading day to ensure an investor has sufficient A-Shares in its account such that a sell order placed by such investor will not

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result in the relevant A-Shares being oversold. An insufficient quantity of A-Shares will cause a rejection of the sell order, which may adversely affect the Fund’s performance.

Regulatory Risks. Stock Connect is a relatively new program subject to a novel regulatory structure. The regulations governing Stock Connect are relatively untested and subject to change. There can be no guarantees regarding the manner in which these regulations will be applied, and the Fund could be negatively impacted if these regulations are interpreted in a manner adverse to the Fund. Stock Connect may be discontinued at any time, and the Fund may not be able to access A-Shares or, therefore, pursue its investment objective under such circumstances. New regulations governing Stock Connect may be issued in the future that may negatively impact the Fund. Legal and regulatory differences between China and Hong Kong also may result in adverse impacts to the Fund.

Sell-Only Designation. Only certain A-Shares are eligible for trading through Stock Connect. These A-Shares may lose their eligibility designation at any time, in which case foreign investors, including the Fund, will not be permitted to buy but will be permitted to sell those A-Shares. The Fund’s performance may be negatively affected under such circumstances.

Transaction and Other Costs. The Fund is subject to various trading fees, stamp duties and other fees, taxes and expenses as a result of its in investments in A-Shares. Applicable regulators may subject the Fund to new fees, taxes or expenses in the future.

Swap Agreements Risk – The Fund may engage in swap transactions and is therefore subject to swap agreements risk. Swaps are agreements in which two parties agree to exchange future payments based on a rate, index, instrument or other asset at a predetermined amount. The risks of swaps include: (i) an imperfect correlation between the movement in prices of the swap and the instruments underlying them; (ii) lack of liquidity; (iii) difficulty in obtaining an accurate value for the swaps; (iv) the risk that the counterparty to the swap will default or otherwise fail to honor or become delayed in its ability to honor its obligation; and (v) the risk that the Fund may not be able to enter into a new swap agreement at a favorable price after a swap agreement to which it is currently a party expires or is terminated.

Tracking Error Risk – As with all index funds, the performance of the Fund may vary from the performance of the Index as a result of expenses and other factors. This variation typically results from Fund expenses, imperfect correlation and other differences between the Fund’s investments and the Index constituents, the timing of cash flows in and out of the Fund, and other factors. These and other factors may cause the Fund’s performance to vary substantially from the performance of the Index.

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Information about Portfolio Holdings

Information about the Fund’s daily portfolio holdings is available at www.realityshares.com. In addition, a description of the Fund’s policy and procedures with respect to the circumstances under which the Fund discloses its portfolio holdings is available in the Fund’s Statement of Additional Information (the “SAI”).

Investment Adviser and Portfolio Manager

Investment Adviser

Reality Shares Advisors, LLC serves as the investment adviser to the Fund. The Adviser’s principal place of business is located at 402 West Broadway, Suite 2800, San Diego, California 92101. The Adviser has served as the investment adviser of the Fund since its inception.

Subject to the supervision of the Board of Trustees (the “Board”) of Reality Shares ETF Trust (the “Trust”), the Adviser is responsible for managing the investment activities of the Fund and the Fund’s business affairs and other administrative matters. For its services to the Fund, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of the average daily net assets of the Fund, as set forth below:

Fund	Advisory Fee
Reality Shares Nasdaq NexGen Economy China ETF	0.75%

Under the Investment Advisory Agreement for the Fund, the Adviser is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services. The Adviser is not responsible for, and the Fund will bear the cost of, interest expense, taxes, brokerage expenses and other expenses connected with the execution of portfolio securities transactions, dividends and expenses associated with securities sold short, subject to any expense limitation agreements, extraordinary expenses, distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, compensation and expenses of the Trustees who are not interested persons of the Trust or the Adviser (including any such Trustee’s counsel fees) and compensation and expenses of the Trust’s chief compliance officer.

A discussion regarding the basis for the Board’s approval of the Investment Advisory Agreement for the Fund will be available in the Fund’s annual report to shareholders dated October 31, 2018, which will cover the period May 1, 2018 to October 31, 2018.

Portfolio Manager

Eric Ervin, President of the Adviser, serves as portfolio manager of the Fund. Prior to founding the Adviser in 2013, Mr. Ervin spent 14 years building the Ervin Miller Group wealth management franchise at Morgan Stanley Smith Barney. Mr. Ervin is a Certified Financial Planner practitioner, and a Chartered Financial Consultant.

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The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and his ownership, if any, of securities in the Fund.

Purchasing and Selling Fund Shares

Most investors will buy and sell Fund shares in secondary market transactions through brokers and, therefore, must have a brokerage account to buy and sell Fund shares. Fund shares can be bought or sold through your broker throughout the trading day like shares of any publicly traded security. When buying or selling Fund shares through a broker, you will incur customary brokerage commissions and other charges. The price at which you buy or sell Fund shares (i.e., the market price) may be more or less than the NAV of the shares. Unless imposed by your broker, there is no minimum dollar amount you must invest in the Fund and no minimum number of Fund shares you must buy when buying or selling shares in secondary market transactions. Fund shares may be purchased or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the SAI.

Shares of the Fund are listed on the Exchange under the following ticker symbol:

Fund	Exchange	Ticker Symbol
Reality Shares Nasdaq NexGen Economy China ETF	The NASDAQ Stock Market LLC	BCNA

The Exchange is generally open Monday through Friday and is closed for weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

For information about buying and selling Fund shares, please contact your broker or dealer.

Share Trading Prices. The trading prices of the Fund’s shares may differ from the Fund’s daily NAV and are expected to vary based on a number of factors. These factors include supply and demand for the Fund’s shares, the level of dividends paid on the Fund’s portfolio securities, the prices of the Fund’s portfolio securities, economic conditions, the existence of market disruptions and other factors. The Exchange or another market information provider will disseminate the approximate value of the Fund’s portfolio every fifteen seconds. This approximate value should not be viewed as a ‘‘real-time’’ update of the NAV of the Fund because the approximate value may not be calculated in the same manner, or at the same time, as the NAV, which is computed once a day. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate values and makes no warranty as to the accuracy of these values.

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Frequent Purchases and Redemptions of Fund Shares

The Board has determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of the Fund’s shares. As an ETF, the Fund sells and redeems its shares at NAV only in Creation Units to Authorized Participants. Purchases and redemptions of Creation Units by Authorized Participants are essential to keeping the market price of the Fund’s shares at or close to their NAV and therefore frequent purchases and redemptions of Creation Units are not discouraged. Frequent purchases and redemptions of Creation Units for cash may increase portfolio transaction costs and may lead to realization of capital gains. To minimize these consequences, the Fund may impose a transaction fee on such Creation Unit transactions that is designed to offset the transfer and other transaction costs the Fund incurs. The Fund may elect to not impose a transaction fee in cases where no transaction costs will be borne by the Fund such as when the Fund’s custodian determines to not assess transaction costs or when an affiliate of the Fund pays any such transaction costs.

Pricing of Fund Shares

The Fund will calculate its NAV by (i) taking the current market value of its total assets, (ii) subtracting any liabilities, and (iii) dividing that amount by the total number of shares outstanding. The Fund will calculate NAV once each day that the Exchange is open as of the regularly scheduled close of trading on the Exchange (normally, 4:00 p.m. Eastern Time). The Fund’s daily NAV can be found at www.realityshares.com.

Equity securities listed on a securities exchange, market or automated quotation system for which quotations are readily available are valued at the last quoted sale price on the primary exchange on which they are traded, or, if there is no such reported sale on the valuation date, at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

For foreign securities and other assets that are priced in a currency other than U.S. dollars, the Fund will convert the security or asset from the local currency into U.S. dollars using the relevant current exchange rate. Foreign securities may trade in their primary markets on weekends or other days when the Fund does not price its shares.

In the event that current market valuations are not readily available or the Adviser believes such valuations do not reflect current market value, the Fund’s procedures require that a security’s fair value be determined. In determining such value, the Adviser may consider, among other things, (i) price comparisons among multiple sources, (ii) a review of corporate actions and news events, and (iii) a review of relevant financial indicators. In these cases, the Fund’s NAV may reflect certain portfolio securities’ fair values rather than their market prices. The use of fair valuation in pricing a security involves the consideration of a number of subjective factors and, therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the security might actually trade if a reliable market price were readily available.

More information about the valuation of the Fund’s holdings can be found in the SAI.

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Dividends and Distributions

The Fund intends to distribute its net investment income, if any, at least quarterly and make distributions of its net realized capital gains, if any, annually. Brokers may make available to their customers who also are Fund shareholders the DTC book-entry reinvestment service. You should contact your broker to determine the availability and costs of this service. Brokers may require you to adhere to specific procedures and timetables. If this service is available and used, distributions of both income (which may include a return of capital) and net realized gains will be automatically reinvested in additional whole shares of the distributing Fund purchased in the secondary market. Without this service, you would receive your distributions in cash.

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Taxes

Please consult your tax advisor regarding your specific questions about U.S. federal, state and local income taxes. Below is a summary of some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

You should not consider this summary to be a comprehensive explanation of the tax treatment of the Fund, or the tax consequences of an investment in the Fund. This summary does not apply to Fund shares held in an individual retirement account or other tax-qualified plans, which are generally not subject to current tax. Transactions relating to Fund shares held in such accounts may, however, be taxable at some time in the future.

The recently enacted legislation commonly referred to as the Tax Cuts and Jobs Act (the “Tax Act”) makes significant changes to the U.S. federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals are temporary and would apply only to taxable years beginning after December 31, 2017 and before January 1, 2026. There are only minor changes with respect to the specific rules applicable to a regulated investment company such as the Fund. The Tax Act, however, makes numerous other changes to the tax rules that may affect shareholders and the Fund. You are urged to consult with your own tax advisor regarding how the Tax Act affects your investment in the Fund.

The Fund intends to qualify for the special tax treatment afforded to a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). As long as the Fund qualifies for treatment as a regulated investment company, it generally pays no federal income tax on the earnings it timely distributes to shareholders. However, the Fund’s failure to qualify as a regulated investment company or to meet minimum distribution requirements would result (if certain relief provisions were not available) in fund-level taxation and, consequently, a reduction in income available for distribution to shareholders.

Unless you are a tax-exempt entity or your investment in Fund shares is made through a tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when:

•	The Fund makes distributions;
•	You sell Fund shares; and
•	You purchase or redeem Creation Units (institutional investors only).

Taxes on Distributions

The Fund intends to distribute each year substantially all of its net investment income and net realized capital gains, if any. Distributions you receive from the Fund may be taxable whether you receive them in cash or reinvest them in additional Fund shares. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income or qualified income. Taxes on distributions of

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capital gains (if any) are determined by how long the Fund owned the assets that generated them, rather than how long a shareholder has owned his or her Fund shares. Sales of assets held by the Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by the Fund for one year or less generally result in short-term capital gains and losses. Distributions of the Fund’s net capital gain (the excess of net long-term capital gains over net short-term capital losses) that are properly reported by such Fund as capital gain dividends (‘‘Capital Gain Dividends’’) will be taxable as long-term capital gains regardless how long you have owned your Fund shares. For non-corporate shareholders, long-term capital gains are generally subject to tax at reduced rates. Distributions of short-term capital gain will generally be taxable as ordinary income. Distributions reported by the Fund as ‘‘qualified dividend income’’ are generally taxed to non-corporate shareholders at rates applicable to long-term capital gains, provided holding period and other requirements are met. ‘‘Qualified dividend income’’ generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties, which includes the treaty with China. In addition, dividends that the Fund received in respect of stock of certain foreign corporations may be qualified income if that stock is readily tradable on an established U.S. securities market.

Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive from the Fund that are attributable to dividends received by the Fund from U.S. corporations, subject to certain limitations.

In general, your distributions are subject to federal income tax for the year in which they are paid. However, distributions paid in January, but declared by the Fund in October, November or December of the previous year payable to shareholders of record in such a month may be treated as paid on December 31 of the prior year. Distributions are generally taxable even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid for your shares).

Dividends and distributions from the Fund and capital gain on the sale of Fund shares are generally taken into account in determining a shareholder’s ‘‘net investment income’’ for purposes of the 3.8% Medicare contribution tax applicable to certain individuals, estates and trusts.

To the extent the Fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the Fund received from sources in foreign countries. If more than 50% of the total assets of the Fund consist of foreign securities, the Fund will be eligible to elect to treat some of those taxes as a distribution to shareholders, which may allow shareholders to offset some of their U.S. federal income tax. The Fund (or your broker) will notify you if it makes such an election and provide you with the information necessary to reflect foreign taxes paid on your income tax return.

The Fund (or financial intermediaries, such as brokers, through which shareholders own Fund shares) generally is required to withhold and to remit to the U.S. Treasury

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a percentage of the taxable distributions and the sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify that he, she or it is not subject to such withholding.

Non-U.S. Investors. If you are a nonresident alien individual or a foreign corporation, trust or estate, (i) the Fund’s ordinary income dividends will generally be subject to a U.S. withholding tax at the rate of 30%, unless a lower treaty rate applies, but (ii) gains from the sale or other disposition of Fund shares generally are not subject to U.S. taxation, unless you are a nonresident alien individual who is physically present in the U.S. for 183 days or more per year. The Fund may, under certain circumstances, report all or a portion of a dividend as an ‘‘interest-related dividend’’ or a ‘‘short-term capital gain dividend,’’ which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Different tax consequences may result if you are a foreign shareholder engaged in a trade or business within the United States or if you are a foreign shareholder entitled to claim the benefits of a tax treaty.

The Fund (or your broker) will inform you of the amount of your ordinary income, qualified income, and Capital Gain Dividend distributions shortly after the close of each calendar year.

Taxes When You Sell Fund Shares

Any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if you held the shares you sold for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as a short-term gain or loss, except that any capital loss on a sale of shares held for six months or less is treated as a long-term capital loss to the extent of Capital Gain Dividends paid (or treated as paid) with respect to such shares. The ability to deduct capital losses may be limited depending on your circumstances.

Taxes on Creation and Redemption of Creation Units

An Authorized Participant that exchanges securities for Creation Units generally will recognize a gain or loss equal to the difference between (i) the sum of the market value of the Creation Units at the time of the exchange and any amount of cash received by the Authorized Participant in the exchange and (ii) the sum of the exchanger’s aggregate basis in the securities surrendered and any amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate U.S. dollar market value of the securities plus the amount of any cash received for such Creation Units. The Internal Revenue Service, however, may assert that a loss that is realized upon an exchange of securities for Creation Units cannot be currently deducted under the rules governing ‘‘wash sales’’ (for an Authorized Participant which does not mark-to-market its holdings), or on the basis that there has been no significant change in economic position.

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Gain or loss recognized by an Authorized Participant upon an issuance of Creation Units in exchange for non-U.S. currency will generally be treated as ordinary income or loss. Gain or loss recognized by an Authorized Participant upon an issuance of Creation Units in exchange for securities, or upon a redemption of Creation Units, may be capital or ordinary gain or loss depending on the circumstances. Any capital gain or loss realized upon an issuance of Creation Units in exchange for securities will generally be treated as long-term capital gain or loss if the securities have been held for more than one year. Any capital gain or loss realized upon the redemption of a Creation Unit will generally be treated as long-term capital gain or loss if the Fund shares comprising the Creation Unit have been held for more than one year. Otherwise, such capital gains or losses are treated as short-term capital gains or losses. An Authorized Participant purchasing or redeeming Creation Units should consult their tax advisors with respect to the tax treatment of any creation or redemption transaction and whether the wash sales rules apply and when a loss might be deductible.

The Fund may include cash when paying the redemption price for Creation Units in addition to, or in place of, the delivery of a basket of securities. The Fund may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind. As a result, the Fund may be less tax efficient if it includes such a cash payment than if the in-kind redemption process was used.

Additional important information about taxes is in the SAI.

Premium/Discount Information

Information showing the number of days that the end of day market price of the Fund’s shares was greater than the Fund’s NAV (i.e., a ‘‘premium’’) and the number of days that the end of day market price of the Fund’s shares was less than the Fund’s NAV (i.e., a ‘‘discount’’) for various time periods is available by visiting the Fund’s website at www.realityshares.com.

Investments by Registered Investment Companies

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, including shares of the Fund. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in section 12(d)(1) subject to certain terms and conditions set forth in an exemptive order issued to the “Trust by the Securities and Exchange Commission (the “SEC”), including that such investment companies enter into an agreement with the Fund.

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Index Publishers Information

Reality Shares and Nasdaq have entered into a Co-Developed Index Agreement that provides for the use by Reality Shares and Nasdaq of the Index and related trademarks and intellectual property. The Trust, on behalf of the Fund, has entered into a licensing agreement with Reality Shares to use the Index. The Fund is entitled to use the Index at no charge under the licensing agreement.

Reality Shares is an affiliate of the Adviser. Reality Shares, the Adviser and the Fund make no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Index to achieve its goals. Reality Shares has no obligation to take the needs of the Fund or the owners of shares of the Fund into consideration in determining, composing, or calculating the Index. Reality Shares is not responsible for and has not participated in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued or in the determination or calculation of the equation by which the shares of the Fund are redeemable. The Fund, the Adviser and Reality Shares do not guarantee the accuracy, completeness, or performance of the Index or the data included therein and shall have no liability in connection with the Index or Index calculation.

The Fund is not sponsored, endorsed, sold or promoted by Nasdaq or its affiliates (Nasdaq, with its affiliates, are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Fund. The Corporations make no representation or warranty, express or implied to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the Reality Shares Nasdaq Blockchain China Index to track general stock market performance. The Corporations' only relationship to Reality Shares (“Licensee”) is in the licensing of the Nasdaq® trade names and trademarks, and certain trade names of the Corporations and the use of the Reality Shares Nasdaq Blockchain China Index which is jointly determined and composed by Reality Shares and Nasdaq; and solely calculated by Nasdaq without regard to Licensee or the Fund. Nasdaq has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the Reality Shares Nasdaq Blockchain China Index. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Fund.

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE REALITY SHARES NASDAQ BLOCKCHAIN CHINA INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE REALITY SHARES NASDAQ BLOCKCHAIN CHINA INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND

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EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE REALITY SHARES NASDAQ BLOCKCHAIN CHINA INDEX® OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Financial Highlights

Because the Fund has not commenced operations as of the date of this prospectus, financial highlights are not available.

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Reality Shares ETF Trust

Investment Adviser

Reality Shares Advisors, LLC

402 West Broadway, Suite 2800

San Diego, California 92101

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

Legal Counsel

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Avenue, NW

Washington, DC 20004

More information about the Fund is available, without charge, through the following:

Statement of Additional Information (“SAI”): The SAI, dated June 19, 2018, includes detailed information about the Fund. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

Annual and Semi-Annual Reports: These reports list the Fund’s holdings and contain information from the Adviser about investment strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:

By Telephone:   855-595-0240

By Mail:             402 W Broadway, 28th Floor, San Diego, CA 92101

By Internet:        www.realityshares.com

From the SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about the Trust, from the EDGAR Database on the SEC’s website at: http://www.sec.gov. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-1520. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

The Trust’s Investment Company Act registration number is 811-22911

Reality Shares ETF Trust

Statement of Additional Information

Dated June 19, 2018

	Principal U.S. Listing Exchange	Ticker Symbol
Reality Shares Nasdaq NexGen Economy China ETF	The NASDAQ Stock Market LLC	BCNA

Reality Shares Advisors, LLC (“the Adviser”) serves as investment adviser to the Fund.

This Statement of Additional Information (the “SAI”) is not a prospectus. This SAI is intended to provide additional information regarding the activities and operations of the Reality Shares ETF Trust (the “Trust”) and the Reality Shares Nasdaq NexGen Economy China ETF (the “Fund”). This SAI is incorporated by reference into and should be read in conjunction with the Fund’s prospectus dated June 19, 2018 (the “Prospectus”). Capitalized terms not defined herein are defined in the Prospectus. Shareholders may obtain copies of the Fund’s Prospectus or Annual Report, when available, free of charge by writing to the Trust at 402 W Broadway, 28th Floor, San Diego, California 92101, or by calling the Trust at (855) 595-0240.

GENERAL INFORMATION ABOUT THE TRUST

The Trust was organized as a Delaware statutory trust on March 26, 2013. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) that currently consists of seven investment portfolios (i.e., funds). The Trust is permitted to offer separate funds and different classes of shares, and additional series and classes of shares may be created from time to time. All payments received by the Trust for shares of any fund belong to the fund. Each fund has its own assets and liabilities. Additional series and/or classes may be created from time to time.

The shares of the Fund are listed on The NASDAQ Stock Market LLC (the “Exchange”). The shares of the Fund will trade on the Exchange, and other secondary markets, at market prices that may be below, at, or above the net asset value (“NAV”) of the Fund. The Fund issues and redeems shares at NAV only in aggregated lots of 25,000 shares or more (each, a “Creation Unit”). These transactions are usually in exchange for a basket of securities and an amount of cash. As a practical matter, only institutions or large investors purchase or redeem Creation Units. Except when aggregated in Creation Units, shares of the Fund are not redeemable securities.

DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS

The following are descriptions of the permitted investments and investment practices of the Fund and the associated risk factors. The Fund may purchase any of these instruments and/or engage in any of these investment practices if, in the opinion of Reality Shares Advisors, LLC (the “Adviser”), the Fund’s investment adviser, such investments or investment practices will be advantageous to the Fund. The Fund is free to reduce or eliminate their activity in any of these areas. There is no assurance that any of these strategies or any other strategies and methods of investment available to the Fund will result in the achievement of the Fund’s investment objectives.

The Fund’s principal investment strategies and the risks associated with the same are described in the “Fund Summary” and “More Information about the Fund’s Investment Objective, Principal Investment Strategies and Principal Risks” sections of the Prospectus. The following discussion provides additional information about those principal investment strategies and related risks, as well as information about investment strategies (and related risks) that the Fund may utilize, even though they are not considered to be “principal” investment strategies. Accordingly, an investment strategy (and related risk) that is described below, but which is not described in the Prospectus, should not be considered to be a principal strategy (or related risk) applicable to the Fund.

COMMERCIAL PAPER—The Fund may invest in high-quality, short-term commercial paper. Commercial paper is the term used to designate unsecured, short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few days up to 270 days.

CRYPTOCURRENCY RISK— The Fund will not invest directly or indirectly in cryptocurrency. However, the Fund’s investments may expose it to the risks associated with investing in cryptocurrencies. Because of the complex nature of cryptocurrencies, an investor in the Fund may face numerous risks that may not be present in other investments, including the risk that: the websites that facilitate the transfer of a cryptocurrency could fail; the decentralized, open source protocol of the peer-to-peer cryptocurrency computer network could be affected by Internet connectivity disruptions, fraud or cybersecurity attacks; such network may not be adequately maintained by its participants; because cryptocurrency is a new technological innovation with a limited history, it is a highly speculative asset; future regulatory actions or policies may limit the ability to exchange a cryptocurrency or utilize it for payments; the price of a cryptocurrency may be impacted by the transactions of a small number of holders of such cryptocurrency; and that a cryptocurrency will decline in popularity, acceptance or use, thereby impairing its price.

CYBER-SECURITY RISK—Investment companies, such as the Fund, and their service providers may be vulnerable to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized monitoring, release, misuse, loss destruction or corruption of confidential information, unauthorized access to relevant systems, compromises to networks or devices that the Fund and its service providers use to service the Fund’s operations, operational disruption or failures in the physical infrastructure or

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operating systems that support the Fund and its service providers, or various other forms of cyber security breaches. Cyber-attacks affecting the Fund or the Fund’s Adviser, distributor, custodian, transfer agent, intermediaries and other third-party service providers may adversely affect the Fund and its shareholders, potentially resulting in, among other things, financial losses or the inability of Fund shareholders to transact business. For example, cyber-attacks may interfere with the processing of shareholder transactions, affect the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential company information, impede trading, subject the Fund to regulatory fines or financial losses, and cause reputational damage. The Fund also may incur additional costs for cybersecurity risk management efforts designed to mitigate or prevent the risk of cyber-attacks. Such costs may be ongoing because threats of cyber-attacks are constantly evolving as cyber-attackers become more sophisticated and their techniques become more complex. Similar types of cybersecurity risks are also present for issuers of securities in which the Fund may invest, which could result in material adverse consequences for such issuers, and may cause the Fund’s investments in such portfolio companies to lose value. There can be no assurance that the Fund, the Fund’s service providers, or the issuers of the securities in which the Fund may invest will be able to prevent cyber-attacks or avoid losses or other adverse consequences relating to cyber-attacks or other information security breaches in the future.

EQUITY SECURITIES—Equity securities, such as common stock, represent ownership interests in a company. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock. Investments in equity securities in general are subject to market risks, which may cause their prices to fluctuate over time. Further, fluctuations in the value of equity securities in which the Fund invests will cause the NAV of the Fund to fluctuate. The Fund may purchase and sell equity securities in various ways, including through registered exchanges in the U.S. or the over-the-counter market, as well as non-U.S. exchanges. The equity securities in which the Fund may invest are common stocks, which represent an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

FIXED INCOME SECURITIES—The Fund may invest up to 20% of its net assets in high-quality, short-term fixed income securities for investment purposes but is not limited in its ability to purchase such securities to serve as collateral for its other investments. Fixed income securities consist primarily of debt obligations issued by governments, corporations, municipalities and other borrowers. The market value of the fixed income securities in which the Fund invests will change in response to interest rate changes and other factors. During periods of falling interest rates, the value of outstanding fixed income securities generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities, but will affect the Fund’s NAV.

Fixed income securities are subject to the risk of an issuer’s ability to meet principal and interest payments on the obligation (known as “credit risk”) and also may be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (known as “market risk”). Lower-rated or unrated (i.e., high yield) securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which primarily react to movements in the general level of interest rates. Yields and market values of high yield securities will fluctuate over time, reflecting not only changing interest rates but also the market’s perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, medium- to lower-rated securities may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities are not generally meant for short-term investing.

Securities held by the Fund that are guaranteed by the U.S. government, its agencies or instrumentalities guarantee only the payment of principal and interest and do not guarantee the yield or value of the securities or the yield or value of the Fund’s shares.

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FOREIGN ISSUERS—The Fund may invest in issuers located outside the United States directly, or in financial instruments that are indirectly linked to the performance of foreign issuers. Examples of such financial instruments include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”), International Depositary Receipts (“IDRs”), “ordinary shares,” and “New York shares” issued and traded in the United States. ADRs are U.S. dollar-denominated receipts typically issued by U.S. banks and trust companies that evidence ownership of underlying securities issued by a foreign issuer. The underlying securities may not necessarily be denominated in the same currency as the securities into which they may be converted. The underlying securities are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depositary bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. Generally, ADRs in registered form are designed for use in domestic securities markets and are traded on exchanges or in the OTC market in the United States. GDRs, EDRs, and IDRs are similar to ADRs in that they are certificates evidencing ownership of shares of a foreign issuer. However, GDRs, EDRs, and IDRs may be issued in bearer form and denominated in other currencies, and are generally designed for use in specific or multiple securities markets outside the United States. EDRs, for example, are designed for use in European securities markets while GDRs are designed for use throughout the world. Ordinary shares are shares of foreign issuers that are traded abroad and on a U.S. exchange. New York shares are shares that a foreign issuer has allocated for trading in the United States. ADRs, ordinary shares, and New York shares all may be purchased with and sold for U.S. dollars, which protects the Fund from the foreign settlement risks described below.

Depositary receipts may be sponsored or unsponsored. Although the two types of depositary receipt facilities (unsponsored and sponsored) are similar, there are differences in a holder’s rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer’s request.

Investing directly and indirectly in foreign companies may involve risks not typically associated with investing in companies domiciled in the United States. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets can be very volatile. Foreign stock exchanges, brokers and listed companies generally are subject to less government supervision and regulation than in the United States. The customary settlement time for foreign securities may be longer than the customary settlement time for U.S. securities. Many foreign countries lack uniform accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial fees, generally are higher than for U.S. investments.

Investing in companies located abroad also carries political and economic risks distinct from those associated with investing in the United States. Foreign investment may be affected by actions of foreign governments adverse to

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the interests of U.S. investors, including the possibility of seizure, expropriation or nationalization of assets, including foreign deposits, confiscatory taxation, restrictions on U.S. investment, or on the ability to repatriate assets or to convert currency into U.S. dollars. There may be a greater possibility of default by foreign governments or foreign-government sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic or legal developments, including favorable or unfavorable changes in currency exchange rates, foreign interest rates, exchange control regulations (including currency blockage), and possible difficulty in obtaining and enforcing judgments against foreign entities. The risks of foreign investments are heightened when investing in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. They are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Trading volumes in emerging market countries also may be consistently low, which may result in a lack of liquidity and extreme price volatility.

The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. Lack of information also may affect the value of these securities. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund. There also are special tax considerations which apply to securities and obligations of foreign issuers and securities and obligations principally traded overseas.

Risk Factors Regarding China. China is generally considered to be an emerging market economy. Economic, social and political conditions and policy in surrounding Asian countries may significantly affect the Chinese economy. The Chinese economy differs from the economies of most developed countries in many respects, including the level of government involvement, its state of development, its growth rate, control of foreign exchange, and allocation of resources.

The Chinese government has implemented economic reform measures designed to improve the utilization of market forces in the development of the economy of China and a high level of management autonomy, although the majority of productive assets in China are still owned by the Chinese government. The Chinese economy has grown significantly during the past 20 years and has experienced advances in social progress, but growth has been accompanied by periods of high inflation and has been uneven both geographically and among various sectors of the economy. There can be no assurance that the Chinese government will continue to pursue economic reforms policies or, if it does, that those policies will continue to be successful. Any such adjustment and modification of those economic policies may have an adverse impact on the Chinese securities markets and the Fund’s investments.

The Chinese government may take action to control economic growth, which may also have an adverse impact on the Fund’ performance. Political changes, social instability and adverse diplomatic developments in China could result in the imposition of additional government restrictions including expropriation of assets, confiscatory taxes or nationalization of some or all of the property held by the underlying issuers of the Fund’s portfolio securities. The growth in the Chinese economy may slow significantly and unexpectedly. The laws, regulations, including the investment regulations allowing foreign investment in Chinese securities, government policies and political and economic climate in China may change with little or no advance notice. Any such change could adversely affect market conditions and the performance of the Chinese economy and, thus, the value of securities in the Fund’s portfolio.

The Chinese government continues to participate in many economic sectors through resource allocation, ownership positions and regulation. The Chinese government strictly regulates the payment of foreign currency denominated obligations and sets monetary policy, and may introduce new laws and regulations that have an adverse effect on the Fund. Through its policies, the government may provide preferential treatment to particular industries or companies. The policies set by the government could have a substantial effect on the Chinese economy and the Fund’s investments.

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As an export-driven economy that is highly dependent upon trade, an economic downturn in the economies of its trading partners could slow or eliminate the growth of the Chinese economy and adversely impact the Fund’s investments. Further, an economic downturn in other significant global economies may cause a downturn in the Chinese economy, which would negatively impact the Fund’s investments.

Chinese laws and regulations affecting securities markets are relatively new and evolving and may not be as well developed as those of developed countries. Enforcement of these regulations involve significant uncertainties. There can be no assurances that changes in such laws and regulations, their interpretation or their enforcement will not have a material adverse effect on their business operations or on the Fund.

Entities that have been privatized by the Chinese government may lose money and/or be re-nationalized, and, as such, an investment in the Fund involves a risk of total loss. A small number of issuers may represent a large portion of the entire Chinese securities market. The Chinese securities markets are characterized by relatively frequent trading halts and low trading volume, resulting in substantially less liquidity and greater price volatility. These risks may be more pronounced for the A Share market than for Chinese equity securities markets generally because the A Share market is subject to greater government restrictions and control, including the risk of nationalization or expropriation of private assets which could result in a total loss of an investment in the Fund.

The Chinese government may be required to approve repatriations of gains and income on Chinese securities.

The Shanghai and Shenzhen Stock Exchanges, which are the two stock exchanges in mainland China, are substantially smaller, less liquid and more volatile than the major securities markets in the United States.

Risks of Investing in A-Shares. The liquidity of the A-Share market and trading prices of A-Shares could be more severely affected than the liquidity and trading prices of other markets because the Chinese government restricts the flow of capital into and out of the A-Share market. The nature, duration and impact on the A-Share market and the Fund’s investments of a market disruption cannot be predicted. The Fund may experience significant losses, or may not be able fully to implement or pursue its investment objectives or strategies, due to illiquidity of the Chinese securities markets or delay or disruption in execution or settlement of trades. The Fund’s investments in A-Shares may become subject to frequent and widespread trading halts.

The Chinese government previously has acted in a manner that has benefitted holders of A-Shares, but there can be no guarantee that it will do so in the future.

Stock Connect only operates on days when the Chinese and Hong Kong stock markets are each open for trading and when banks in each market are open on the corresponding settlement days. The Fund may purchase and sell A-Shares through Stock Connect only on days when Stock Connect and U.S. markets are open for trading. Therefore, if it is a normal trading day for the Chinese market but Hong Kong and/or U.S. markets are closed, the Fund will not be able to trade any A-Shares. The Fund may be subject to the risk of price fluctuations in A-Shares on such days. The Fund is also subject to the risk that it will not be able to buy or sell A-Shares in a timely manner on days when the U.S. markets are open but Stock Connect is not.

In addition to investing directly in A-Shares, the Fund may seek exposure to China A-Shares by investing in depositary receipts or H shares. The A Shares market may behave very differently from and perform in a manner uncorrelated to the H-Shares. The Fund may also use derivatives or invest in ETFs that provide comparable exposures. The Fund may suspend the sale of shares in Creation Units until it determines that it can obtain the necessary exposure to the component securities of the Index. If the Fund suspends creations, its shares may trade at a significant premium or discount to its NAV, or the Fund may change its investment objective and track another index of Chinese-related stocks. In extreme circumstances beyond the control of the Fund, a Fund may incur significant losses due to limited investment capabilities, including based on the illiquidity of the Chinese securities markets, or delay or disruption in execution or settlement of trades. A-Shares may be subject to more frequent and/or extended trading halts than other exchange-traded securities.

Risks of Investing in H-Shares. The Fund may invest in H-Shares. H-Shares are shares of companies incorporated in mainland China and traded in Hong Kong dollars on the Hong Kong Stock Exchange, and must meet Hong Kong’s listing and disclosure requirements. Because they are traded on the Hong Kong Stock Exchange, H-Shares involve a number of risks not typically associated with investing in countries with more democratic governments or more established economies or securities markets, including the risk of nationalization or expropriation; greater social, economic and political uncertainty; increased competition from Asia’s other low-cost emerging economies; currency exchange rate fluctuations; higher rates of inflation; controls on foreign investment and limitations on repatriation of invested capital; and greater governmental involvement in and control over the economy. Fluctuations in the value of the Hong Kong dollar will affect the Fund’s holdings of H-Shares. The Hong Kong stock market may behave very differently from the domestic Chinese stock market and

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there may be little to no correlation between the performance of the Hong Kong stock market and the domestic Chinese stock market.

Risk Factors Regarding Hong Kong. In addition to the aforementioned risks of investing in non-U.S. securities, investing in securities listed and traded in Hong Kong involves certain risks not typically associated with investing in countries with more democratic governments or more established economies or securities markets, include: (i) the risk of nationalization or expropriation of assets or imposition of confiscatory taxation; (ii) greater social, economic and political uncertainty (including the risk of war); (iii) dependency on exports and the corresponding importance of international trade; (iv) increasing competition from Asia’s other low-cost emerging economies; (v) currency exchange rate fluctuations and the lack of available currency hedging instruments; (vi) higher rates of inflation; (vii) controls on foreign investment and limitations on repatriation of invested capital and on the Fund’s ability to exchange local currencies for U.S. dollars; (viii) greater governmental involvement in and control over the economy; (ix) the differences in, or lack of, auditing and financial reporting standards which may result in unavailability of material information about issuers; (x) the fact that statistical information regarding the economy of China may be inaccurate or not comparable to statistical information regarding the U.S. or other economies; (xi) the less extensive, and still developing, regulation of the securities markets, business entities and commercial transactions; (xii) the fact that the settlement period of securities transactions in foreign markets may be longer; (xiii) the fact that the willingness and ability of the Chinese government to support the Chinese and Hong Kong economies and markets is uncertain; (xiv) the risk that it may be more difficult, or impossible, to obtain and/or enforce a judgment than in other countries; (xv) the rapid and erratic nature of growth resulting in inefficiencies and dislocations; (xvi) the risk that, because of the degree of interconnectivity between the economies and financial markets of China and Hong Kong, any sizable reduction in the demand for goods from China, or an economic downturn in China, could negatively affect the economy and financial market of Hong Kong as well; and (xvi) the risk that certain companies in the Fund’s Index may have dealings with countries subject to sanctions or embargoes imposed by the U.S. Government or identified as state sponsors of terrorism.

Investments in Hong Kong are also subject to certain political risks. Following the establishment of the People’s Republic of China by the Communist Party in 1949, the Chinese government renounced various debt obligations incurred by China’s predecessor governments, which obligations remain in default, and expropriated assets without compensation. There can be no assurance that the Chinese government will not take similar action in the future. An investment in a Fund involves risk of a total loss. China has committed by treaty to preserve Hong Kong’s autonomy and its economic, political and social freedoms for 50 years from the July 1, 1997 transfer of sovereignty from Great Britain to China. However, if China would exert its authority so as to alter the economic, political or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected, which in turn could negatively affect markets and business performance. These and other factors could have a negative impact on a Fund’s performance.

Risk Factors Regarding Emerging Markets. The Fund may invest in emerging markets. Investing in companies domiciled in emerging market countries may be subject to greater risks than investments in developed countries. These risks include: (i) less social, political, and economic stability; (ii) greater illiquidity and price volatility due to smaller or limited local capital markets for such securities, or low or non-existent trading volumes; (iii) foreign exchanges, broker-dealers, custodians and clearinghouses may be subject to less scrutiny and regulation by local authorities; (iv) local governments may decide to seize or confiscate securities held by foreign investors and/or local governments may decide to suspend or limit an issuer’s ability to make dividend or interest payments; (v) local governments may limit or entirely restrict repatriation of invested capital, profits, and dividends; (vi) capital gains may be subject to local taxation, including on a retroactive basis; (vii) issuers facing restrictions on dollar or euro payments imposed by local governments may attempt to make dividend or interest payments to foreign investors in the local currency; (viii) investors may experience difficulty in enforcing legal claims related to the securities and/or local judges may favor the interests of the issuer over those of foreign investors; (ix) bankruptcy judgments may only be permitted to be paid in the local currency; (x) limited public information regarding the issuer may result in greater difficulty in determining market valuations of the securities, and (xi) lax and irregular financial reporting, substandard disclosure, and differences in accounting standards may make it difficult to ascertain the financial health of an issuer.

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Many emerging market countries suffer from uncertainty and corruption in their legal and political systems. Legislation may be difficult to interpret and laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak or non-existent. A change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. Certain emerging market countries in the past have expropriated large amounts of private property, in many cases with little or no compensation, and there can be no assurance that such expropriation will not occur in the future. In such an event, it is possible that a fund could lose the entire value of its investments in the affected market. Similarly, a lack of social, political, and economic stability among emerging market countries can be common and may lead to social unrest, an uneven distribution of wealth, labor strikes, religious oppression, and civil wars. Economic instability in emerging market countries may take the form of: (i) high interest rates; (ii) high levels of inflation, including hyperinflation, and rapid fluctuations in inflation rates; (iii) high levels of unemployment or underemployment; (iv) changes in government economic and tax policies, including confiscatory taxation; and (v) imposition of trade barriers.

Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers for reasons apart from factors that affect the soundness and competitiveness of the issuers. For instance, prices may be unduly influenced by traders who control large positions in these markets. Foreign security trading, settlement and custodial practices (including those involving securities settlements where fund assets may be released prior to receipt of payment) are often less developed than in U.S. markets, and may result in increased investment or valuation risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository, or foreign subcustodian. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than with U.S. investments.

Currencies of emerging market countries are subject to significantly greater risks than currencies of developed countries. Some emerging market currencies may not be internationally traded or may be subject to strict controls by local governments, resulting in undervalued or overvalued currencies. In addition, currency hedging techniques may be unavailable in certain emerging market countries. Some emerging market countries have experienced balance of payment deficits and shortages in foreign exchange reserves. Governments have responded by restricting currency conversions. Future restrictive exchange controls could prevent or restrict a company’s ability to make dividend or interest payments in the original currency of the obligation (usually U.S. dollars). Moreover, even though the currencies of some emerging market countries may be convertible into U.S. dollars, the conversion rates may be artificial to their actual market values.

In the past, governments of many emerging market countries have become overly reliant on the international capital markets and other forms of foreign credit to finance large public spending programs, which can cause huge budget deficits. Often, interest payments have become too overwhelming for these governments to meet, representing a large percentage of total GDP. These foreign obligations have become the subject of political debate and have served as fuel for political parties of the opposition, which pressure the governments not to make payments to foreign creditors, but instead to use these funds for social programs. Either due to an inability to pay or submission to political pressure, the governments have been forced to seek a restructuring of their loan and/or bond obligations, have declared a temporary suspension of interest payments, or have defaulted. These events have adversely affected the values of securities issued by the governments and corporations domiciled in these emerging market countries, and have negatively affected not only their cost of borrowing, but their ability to borrow in the future as well.

In addition to their over-reliance on international capital markets, many emerging economies are also highly dependent on international trade and exports, including exports of oil and other commodities. As a result, these economies are particularly vulnerable to downturns of the world economy. The recent global economic crisis weakened the global demand for their exports and tightened international credit supplies and, as a result, many emerging countries are facing significant economic difficulties and some countries have fallen into recession and recovery may be gradual.

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FORWARD CONTRACTS—The Fund may invest in forward contracts. A forward contract involves a negotiated obligation to purchase or sell a specific asset at a future date (with or without delivery required), which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Risks associated with forwards include: (i) there may be an imperfect correlation between the movement in prices of forward contracts and the securities underlying them; (ii) there may not be a liquid market for forwards; and (iii) forwards may be difficult to accurately value. Forwards are also subject to credit risk, liquidity risk and leverage risk, each of which is further described in the prospectus.

The Fund may engage in non-deliverable forward transactions. A non-deliverable forward transaction is a transaction that represents an agreement between the Fund and a counterparty to buy or sell a specified (notional) amount of a particular asset at an agreed upon price on an agreed upon future date. There is no physical delivery of the asset on the settlement of a non-deliverable forward transaction. Rather, the Fund and the counterparty agree to net the settlement by making a payment in U.S. dollars that represents any differential between the price of the asset agreed upon at the inception of the non-deliverable forward agreement and the actual price of the asset on the agreed upon future date. Thus, the actual gain or loss of a given non-deliverable forward transaction is calculated by multiplying the transaction’s notional amount by the difference between the agreed upon price of the asset and the actual price of the asset when the transaction is completed.

Open positions in forwards will be covered by the segregation or “earmarking” of assets cash, high-quality, short-term debt securities or money-market instruments or otherwise “offset” in accordance with the 1940 Act. The Fund will transact in forward contracts only with over-the-counter (“OTC”) dealers that have in place an International Swaps and Derivatives Association (“ISDA”) agreement with the Fund.

The Fund may invest in forward foreign currency contracts. A forward foreign currency contract is a negotiated obligation to purchase or sell a specific currency at a future date (with or without delivery required). The length of the contract may be any fixed number of days from the date of the contract agreed upon by the parties. The price at which the transaction occurs is set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward foreign currency contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

Forward contracts generally may not be liquidated prior to the stated maturity date, although the parties to a contract may agree to enter into a second offsetting transaction with the same maturity, thereby fixing each party’s profit or loss on the two transactions. Nevertheless, each position must still be maintained to maturity unless the parties separately agree on an earlier settlement date. As a result, a party to a forward contract must be prepared to perform its obligations under each such contract in full. Parties to a forward contract may also separately agree to extend the contract by “rolling” it over prior to the originally scheduled settlement date.

Transaction Hedging. Transaction hedging is when the Fund enters into a currency transaction with respect to specific assets or liabilities of the Fund, which generally arises in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. The Fund may enter into transaction hedging out of a desire to preserve the U.S. dollar price of a security when it enters into a contract for the purchase or sale of a security denominated in a foreign currency. The Fund may be able to protect itself against possible losses resulting from changes in the relationship between the U.S. dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of the foreign currency involved in the underlying security transaction.

Position Hedging. The Fund may sell a non-U.S. currency and purchase U.S. currency to reduce exposure to the non-U.S. currency (called “position hedging”). The Fund may use position hedging when the adviser reasonably believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar. The Fund may enter into a forward foreign currency contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. The precise matching of the forward foreign currency contract amount and the value of the portfolio securities involved may not have a perfect correlation since the future value of the securities hedged will

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change as a consequence of the market between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is difficult, and the successful execution of this short-term hedging strategy is uncertain.

Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree in a direction that is not anticipated. Furthermore, there is risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. Suitable hedging transactions may not be available in all circumstances. Hedging transactions may also eliminate any chance for the Fund to benefit from favorable fluctuations in relevant foreign currencies.

Currency transactions are subject to risks different from those of other portfolio transactions. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy. Although forward foreign currency contracts and currency futures tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might result should the value of such currency increase. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchase and sales of currency and related instruments can be negatively affected by government exchange controls, blockages and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market, which may not always be available.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS—Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security or reference asset at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made, and generally contracts are closed out prior to the expiration date of the contract.

The Fund may use futures contracts and related options for hedging, risk management or other purposes, as permitted by its stated investment policies. Instances in which the Fund may use futures contracts and related options for risk management purposes include: (i) attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; (ii) attempting to minimize fluctuations in foreign currencies; (iii) attempting to gain exposure to a particular market, index or instrument; or (iv) other risk management purposes. The Fund may use futures contracts for cash equitization purposes, which allows the Fund to invest consistent with its benchmark while managing daily cash flows, including significant client inflows and outflows.

Open positions in futures contracts will be covered by the segregation or “earmarking” of assets cash, high-quality, short-term debt securities or money-market instruments or otherwise “offset” in accordance with the 1940 Act. The Fund may “offset” its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will earmark on its books or place in a segregated account cash, high-quality, short-term debt securities or money-market instruments equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also “offset” its long position in a futures contract by taking a short position in the instruments underlying the futures contract or by taking positions in instruments with prices that are expected to move relatively consistently with the futures contract. The Fund may “offset” its short position in a futures contract by taking a long position in the instruments underlying the futures contract or by taking positions in instruments with prices that are expected to move relatively consistently with the futures contract.

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The Fund may “offset” its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Fund will earmark on its books or place in a segregated account cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. The Fund may also “offset” its sale of a call option by taking positions in instruments with prices that are expected to move relatively consistently with the call option. The Fund may “offset” its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Fund will earmark on its books or place in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also “offset” its sale of a put option by taking positions in instruments with prices that are expected to move relatively consistently with the put option.

There are significant risks associated with the Fund’s use of futures contracts and options on futures contracts, including the following: (i) the success of a hedging strategy may depend on the adviser’s ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures; (iii) there may not be a liquid secondary market for a futures contract or option; (iv) trading restrictions or limitations may be imposed by an exchange; and (v) government regulations may restrict trading in futures contracts and options on futures contracts. In addition, some strategies reduce the Fund’s exposure to price fluctuations, while others tend to increase its market exposure.

The Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on national futures exchanges regulated by the U.S. Commodity Futures Trading Commission (“CFTC”). As a result of recent amendments to rules under the Commodity Exchange Act (“CEA”) by the CFTC, the Fund must either operate within certain guidelines and restrictions with respect to the Fund’s use of futures, options on such futures, commodity options and certain swaps, or the Adviser will be subject to registration with the CFTC as a “commodity pool operator” (“CPO”).

With respect to the Fund, the Trust has filed with the National Futures Association a notice claiming an exclusion pursuant to CFTC Rule 4.5 from the definition of “commodity pool operator” under the CEA and the rules of the CFTC promulgated thereunder, with respect to the Fund’s operation. Accordingly, the Fund is not subject to registration or regulation as commodity pools or commodity pool operators. However, changes to the Fund's investment strategies or investments may cause the Fund to lose the benefits of the exclusion and may trigger additional CFTC regulation. If the Fund becomes subject to CFTC regulation, the Fund may incur additional expenses. In addition, as of the date of this SAI, the Adviser is not deemed to be a “commodity pool operator” or “commodity trading adviser” with respect to the advisory services it provides to the Fund.

ILLIQUID SECURITIES—Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the prices at which they are valued. The Fund may invest up to 15% of its net assets in illiquid securities. If, subsequent to purchase, a security held by the Fund becomes illiquid, the Fund may continue to hold the security. Because of their illiquid nature, illiquid securities generally must be priced at fair value as determined in good faith pursuant to procedures approved by the Trust’s Board of Trustees (the “Board”). Despite such good faith efforts to determine fair value prices, the Fund’s illiquid securities are subject to the risk that the security’s fair value price may differ from the actual price that the Fund may ultimately realize upon its sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Adviser determines the liquidity of the Fund’s investments. In determining liquidity, the Adviser may consider various factors, including: (i) the frequency and volume of trades and quotations; (ii) the number of dealers and prospective purchasers in the marketplace; (iii) dealer undertakings to make a market; and (iv) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security and the ability to assign or offset the rights and obligations of the security).

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INVESTMENT COMPANIES—Securities of other investment companies, including shares of closed-end investment companies, unit investment trusts, open-end investment companies and real estate investment trusts (“REITs”), represent interests in professionally managed portfolios that may invest in various types of instruments. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their NAV. Other investment companies are continuously offered at NAV, but may also be traded in the secondary market at a premium or discount to their NAV.

Generally, the federal securities laws limit the extent to which the Fund can invest in securities of other investment companies, subject to certain exceptions. For example, the Fund is prohibited under Section 12(d)(1)(A) of the 1940 Act from acquiring the securities of another investment company if, as a result of such acquisition: (i) the Fund owns more than 3% of the total voting stock of the other company; (ii) securities issued by any one investment company represent more than 5% of the Fund’s total assets; or (iii) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund, subject to certain exceptions. Pursuant to Rule 12d1-1 under the 1940 Act, the Fund may invest in one or more affiliated or unaffiliated investment companies that comply with Rule 2a-7 under the 1940 Act (to the extent required by Rule 12d1-1), in excess of the limits of Section 12(d)(1)(A) of the 1940 Act.

The Fund may invest in other investment companies, including those managed by the Adviser, to the extent permitted by any rule or regulation of the U.S. Securities and Exchange Commission (the “SEC”) or any order or interpretation thereunder.

Exchange-Traded Funds (“ETFs”). ETFs are investment companies that are registered under the 1940 Act as open-end funds or unit investment trusts. ETFs are listed and traded on national securities exchanges at market prices. ETF shares typically trade at a premium or discount to their intrinsic value (i.e., the market value may differ from the NAV of an ETF’s shares). These differences may be more pronounced for newer or smaller ETFs, for ETFs that own less liquid securities or in certain market conditions. By investing in an ETF, the Fund indirectly bears the proportionate share of any fees and expenses of the ETF in addition to the fees and expenses that the Fund and its shareholders directly bear in connection with the Fund’s operations. Such ETF expenses may make owning shares of the ETF more costly than owning the underlying securities directly.

MONEY MARKET SECURITIES—Money market securities include: (i) short-term U.S. government securities; (ii) custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; (iii) commercial paper rated in the highest short-term rating category by a nationally recognized statistical rating organization (“NRSRO”), such as S&P Global Ratings (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”), or determined by the Adviser to be of comparable quality at the time of purchase; (iv) short- term bank obligations (certificates of deposit, time deposits and bankers’ acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and (v) repurchase agreements involving such securities. For a description of credit ratings, see Appendix A to this SAI. The Fund may invest in money market securities for cash management purposes or as collateral or “cover” in connection with derivative transactions.

OPTIONS—The Fund may purchase and write put and call options on equity indices and index-based ETFs. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The price paid to the writer of an option is referred to as the “premium.” The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

The Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates.

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Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities. Open positions in options contracts will be covered by the segregation or “earmarking” of assets cash, high-quality, short-term debt securities or money-market instruments or otherwise “offset” in accordance with the 1940 Act.

The Fund may write (i.e., sell) “covered” call options on securities for any lawful purpose, including as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. The Fund may engage in a covered call option writing (selling) program in an attempt to generate additional income or provide a partial hedge to another position of the Fund. A call option is “covered” if the Fund either owns the underlying instrument or has an absolute and immediate right (such as a call with the same or a later expiration date) to acquire that instrument. The underlying instruments of such covered call options may consist of individual equity securities, pools of equity securities, ETFs or indices. The writing of covered call options is a more conservative investment technique than writing of naked or uncovered options, but capable of enhancing the Fund’s total return. When the Fund writes a covered call option, it profits from the premium paid by the buyer but gives up the opportunity to profit from an increase in the value of the underlying security above the exercise price. At the same time, the Fund retains the risk of loss from a decline in the value of the underlying security during the option period. Although the Fund may terminate its obligation by executing a closing purchase transaction, the cost of effecting such a transaction may be greater than the premium received upon its sale, resulting in a loss to the Fund. If such an option expires unexercised, the Fund realizes a gain equal to the premium received. Such a gain may be offset or exceeded by a decline in the market value of the underlying security during the option period. If an option is exercised, the exercise price, the premium received and the market value of the underlying security determine the gain or loss realized by the Fund.

When the Fund writes an option, if the underlying securities do not increase or decrease, as applicable, to a price level that would make the exercise of the option profitable to the holder thereof, the option will generally expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which the Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price and will not participate in any increase in the price of such securities above the strike price. When a put option of which the Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

The Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options (“OTC options”) differ from exchange-traded options in several respects. First, OTC options are transacted directly with dealers and not with a clearing corporation and therefore entail the risk of non-performance by the dealer. In addition, OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is normally done by reference to information from a market maker. It is the SEC’s position that OTC options are generally illiquid. The Fund will transact only with OTC options dealers that have in place an ISDA agreement with the Fund.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date of the option.

Risks. There are significant risks associated with the Fund’s use of options contracts, including the following: (i) the success of a hedging strategy may depend on the adviser’s ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of the options contracts; (iii) there may not be a liquid secondary market for options; and (iv) while the Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the

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underlying security. In addition, OTC options are subject to valuation risk and credit risk. Valuation risk is the risk that the option may be difficult to value and/or valued incorrectly. Credit risk is the risk that the counterparty to the option contract will default or otherwise become unable to honor a financial obligation.

The SEC is reviewing its current guidance on the use of derivatives by registered investment companies, such as the Fund, and may issue new guidance. It is not clear whether or when such new guidance will be published or what the content of such guidance may be, though the SEC recently proposed a new rule related to the use of derivatives. Whether and when this proposed rule will be adopted and its potential effects on the Fund are unclear. The regulation of commodity and derivatives transactions in the United States is a rapidly changing area of law and is subject to ongoing modification by government, self-regulatory and judicial action. The effect of any future regulatory change on the Fund is impossible to predict, but could be substantial and adverse to the Fund.

REGULATORY DEVELOPMENTS RISK—In October 2016, the SEC adopted a new Rule 22e-4 under the 1940 Act requiring open-end funds, such as the Fund, to establish a liquidity risk management program and enhance disclosures regarding fund liquidity. The Fund will be required to comply with the rule by June 1, 2019. The full effect the new rule will have on the Fund is not yet known, but the Fund’s compliance with the rule may adversely affect its performance and ability to achieve its investment objective. In addition to Rule 22e-4, the U.S. government recently has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the mutual fund industry generally. The SEC’s proposed rules governing the use of derivatives by registered investment companies, the Department of Labor’s (“DOL”) final rule on conflicts of interest and fiduciary investment advice, as well as the SEC’s final rules and amendments to modernize reporting and disclosure (“Modernization”) could, among other things, restrict and/or increase the cost of a fund’s ability to engage in transactions, impact flows into the fund, and/or increase overall expenses of the fund. In addition, Congress, various exchanges and regulatory and self-regulatory authorities, domestic and foreign, have undertaken reviews of derivatives trading in light of market volatility. Among the actions that have been taken or proposed to be taken are new limits and reporting requirements for speculative positions, new or more stringent daily price fluctuation limits for futures and options transactions, and increased margin requirements for various types of futures transactions. While the full extent of all of these regulations is still unclear, these regulations and actions may adversely affect certain of the instruments in which the Fund invests and the Fund’s ability to execute its investment strategies.

RESTRICTED SECURITIES—Restricted securities are securities that may not be sold to the public without registration under the Securities Act of 1933, as amended (the “1933 Act”), or an exemption from registration. Restricted securities, including securities eligible for re-sale under Rule 144A of the 1933 Act, that are determined to be liquid are not subject to this limitation. This determination is to be made by the Adviser pursuant to guidelines adopted by the Board. Under these guidelines, the Adviser will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the security, dealer undertakings to make a market in the security and the nature of the security and of the marketplace trades. In purchasing such restricted securities, each adviser intends to purchase securities that are exempt from registration under Rule 144A under the 1933 Act and Section 4(2) commercial paper issued in reliance on an exemption from registration under Section 4(2) of the 1933 Act. The Fund may invest up to 15% of its net assets in restricted securities.

SECURITIES LENDING—The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans, if and when made, may not exceed 331/3% of the total asset value of the Fund (including the loan collateral). The Fund will not lend portfolio securities to the Adviser or its affiliates unless they have applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily, although the borrower will be required to deliver collateral of 102% and 105% of the market value of borrowed securities for domestic and foreign issuers, respectively. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The Fund may pay a part of the interest earned from the investment of collateral or other fee to an unaffiliated third party for acting as the Fund’s securities lending agent.

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By lending its securities, the Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. The Fund will adhere to the following conditions whenever their portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which may include fees payable to the lending agent, the borrower, the Fund’s administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Fund’s ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

The Fund will invest the cash received as collateral through loan transactions in other eligible securities, which may include shares of a registered money market fund, or of an unregistered money market fund that complies with the requirements of Rule 2a-7 under the 1940 Act to the extent required by the 1940 Act. Such money market funds might not seek or be able to maintain a stable $1.00 NAV per share.

The investment of cash collateral subjects the Fund to market risk. The Fund remains obligated to return all collateral to the borrower under the terms of its securities lending arrangements even if the value of the investments made with the collateral has declined. Accordingly, if the value of a security in which the cash collateral has been invested declines, the loss would be borne by the Fund, and the Fund may be required to liquidate other investments in order to return collateral to the borrower at the end of a loan.

SWAP TRANSACTIONS—Swaps are privately negotiated over-the-counter derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities (referred to as the “underlying”) and a predetermined amount (referred to as the “notional amount”). The underlying for a swap may be an interest rate (fixed or floating), a currency exchange rate, a commodity price index, a security, group of securities or a securities index, a combination of any of these or various other rates, securities, instruments, assets or indices. Swap agreements generally do not involve the delivery of the underlying or principal, and a party’s obligations are generally equal to only the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the swap agreement. A great deal of flexibility is possible in the way swaps may be structured. For example, in a simple fixed-to-floating interest rate swap, one party makes payments equivalent to a fixed interest rate and the other party makes payments calculated with reference to a specified floating interest rate, such as the London Interbank Offered Rate (“LIBOR”) or the prime rate. In a currency swap, the parties generally enter into an agreement to pay interest streams in one currency based on a specified rate in exchange for receiving interest streams denominated in another currency. Currency swaps may involve initial and final exchanges of the currency that correspond to the agreed upon notional amount.

The Fund may engage in simple or more complex swap transactions involving a wide variety of underlying instruments for various reasons. For example, The Fund may enter into a swap: (i) to gain (or neutralize) exposure to investments (such as an index of securities in a market) or currencies without actually purchasing those stocks or currencies; (ii) to make an investment without owning or taking physical custody of securities or currencies in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable; (iii) to hedge an existing position; (iv) to obtain a particular desired return at a lower cost to the Fund than if it had invested directly in an instrument that yielded the desired return; or (v) for various other reasons. The Fund may enter into dividend and total return swap transactions (including equity swaps) based on certain underlying instruments.

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Caps, floors, collars and swaptions are privately-negotiated option-based derivative products. Like a put or call option, the buyer of a cap or floor pays a premium to the writer. In exchange for that premium, the buyer receives the right to a payment equal to the differential if the specified index or rate rises above (in the case of a cap) or falls below (in the case of a floor) a pre-determined strike level. Like swaps, obligations under caps and floors are calculated based upon an agreed notional amount, and, like most swaps (other than foreign currency swaps), the entire notional amount is not exchanged. A collar is a combination product in which one party buys a cap from and sells a floor to another party. Swaptions give the holder the right to enter into a swap. The Fund may use one or more of these derivative products in addition to or in lieu of a swap.

Under current market practice, swaps, caps, collars and floors between the same two parties are generally documented under a “master agreement.” In some cases, options and forwards between the parties may also be governed by the same master agreement. In the event of a default, amounts owed under all transactions entered into under, or covered by, the same master agreement would be netted, and only a single payment would be made.

Generally, the Fund would calculate the obligations of the swap agreements’ counterparties on a “net basis.” Consequently, the Fund’s current obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each counterparty to the swap agreement (the “net amount”). The Fund’s current obligation under a swap agreement will be accrued daily (offset against any amounts owed to the Fund), and any accrued but unpaid net amounts owed to a swap counterparty will be “covered” or “offset” as required by the 1940 Act.

The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents using standardized swap agreements. As a result, the use of swaps has become more prevalent in comparison with the markets for other similar instruments that are also traded in over-the-counter markets.

Swaps and other derivatives involve risks. One significant risk in a swap, cap, floor, collar or swaption is the potential volatility of the specific index rate, currency or other underlying that determines the amount of payments due to and from the Fund. This is true whether these derivative products are used to create additional risk exposure for the Fund or to hedge, or manage, existing risk exposure. If under a swap, cap, floor, collar or swaption agreement, the Fund is obligated to make a payment to the counterparty, the Fund must be prepared to make the payment when due. The Fund could suffer losses with respect to such an agreement if the Fund is unable to terminate the agreement or reduce its exposure through offsetting transactions. Further, the risks of caps, floors and collars, like put and call options, may be unlimited for the seller if the cap or floor is not hedged or covered, but is limited for the buyer.

Because under swap, cap, floor, collar and swaption agreements a counterparty may be obligated to make payments to the Fund, these derivative products are subject to risks related to the counterparty’s creditworthiness. If a counterparty defaults, the Fund’s risk of loss will consist of any payments that the Fund is entitled to receive from the counterparty under the agreement (this may not be true for currency swaps that require the delivery of the entire notional amount of one designated currency in exchange for the other). Upon default by a counterparty, however, the Fund may have contractual remedies under the swap agreement.

The Fund will enter into swaps only with counterparties that the Adviser believes to be creditworthy. The Adviser will evaluate the creditworthiness of counterparties on an ongoing basis. In addition to information provided by credit agencies, the Adviser will evaluate each approved counterparty using various methods of analysis, such as, for example, the counterparty’s liquidity in the event of default, the counterparty’s reputation, the Adviser’s past experience with the counterparty and the counterparty’s share of market participation. In addition, the Fund will earmark on its books or segregate cash, high-quality, short-term debt securities or money-market instruments in an amount equal to any liability amount owned under a swap, cap, floor, collar or swaption agreement or will otherwise “offset” its position as required by the 1940 Act. The Fund will transact in swaps only with dealers that have in place an ISDA agreement with the Fund. Where practicable, the Fund intends to transact in swaps cleared through a central clearing house.

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TRACKING ERROR—The Fund may experience tracking error. A number of factors may contribute to the Fund’s tracking error. For example, the following factors may affect the ability of the Fund to achieve correlation with the performance of the Index: (1) Fund expenses, including brokerage (which may be increased by high portfolio turnover); (2) fluctuations in currency exchange rates; (3) the Fund holding less than all of the securities in the Index and/or securities not included in the Index; (4) an imperfect correlation between the performance of instruments held by the Fund, such as futures contracts and options, and the performance of the underlying securities in the market; (5) bid-ask spreads (the effect of which may be increased by portfolio turnover); (6) the Fund holding instruments traded in a market that has become illiquid or disrupted; (7) Fund share prices being rounded to the nearest cent; (8) changes to the Index that are not disseminated in advance; (9) the need to conform the Fund’s portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; (10) the time difference between the close of the foreign market on which foreign securities are traded and the time the Fund prices its shares; or (11) early or unanticipated closings of the markets on which the holdings of the Fund trade, resulting in the inability of the Fund to execute intended portfolio transactions. To the extent the Fund engages in fair value pricing, the day-to-day correlation of the Fund’s performance may tend to vary from the closing performance of the Index.

U.S. GOVERNMENT SECURITIES—The Fund may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as Fannie Mae, Freddie Mac, the Government National Mortgage Association (“Ginnie Mae”), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Financing Corporation, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation.

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while still other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. As such, it is possible that issuers of U.S. government securities will not have the funds to meet their payment obligations in the future. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity. There is therefore a risk that U.S. government securities may be adversely affected by changes in interest rates or a decline in the credit quality of the U.S. government.

Although the U.S. government has recently provided financial support to Fannie Mae and Freddie Mac, which are currently being operated under the conservatorship of the Federal Housing Finance Agency, there can be no assurance that it will support these in other government-sponsored enterprises in the future.

Securities backed by the full faith and credit of the United States are generally considered to be among the most, if not the most, creditworthy investments available. While the U.S. government has honored its credit obligations continuously for the last 200 years, political events have, at times, called into question whether the United States would default on its obligations. Such an event would be unprecedented and there is no way to predict its impact on the securities markets or the funds. However, it is very likely that default by the United States would result in losses to the funds.

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MORE INFORMATION ABOUT THE INDEX

A description of the Reality Shares Nasdaq Blockchain China Index (the “Index”) on which the Fund is based, is provided in the Prospectus. Additional information about the Index, including its component securities, weightings and governing rules is available at www.realitysharesadvisors.com.

Index Availability

The Index is calculated and disseminated throughout the principal trading hours each day the Exchange is open for trading.

Changes to the Index Methodology

The Index is governed by a published, rules-based methodology. Reality Shares, Inc. (“Reality Shares”) and Nasdaq, Inc. (“Nasdaq” and together, the “Index Providers”) may change the Index methodology at any time in their sole discretion without regard to the needs of the Fund or Fund shareholders. Any changes to the methodology of the Index will be publicly disclosed on the Fund’s website, www.realityshares.com prior to implementation.

MORE INFORMATION ABOUT THE INDEX PROVIDERS AND THE CALCULATION AGENT

The Index is developed, owned and published by the Index Providers. Reality Shares is the parent company of the Adviser and as such, Reality Shares and the Adviser are affiliates of each other. Nasdaq serves as calculation agent of the Index. Nasdaq, using the applicable rules-based methodology, will calculate, maintain and disseminate the Index on a daily basis. Reality Shares and the Adviser have established policies and procedures designed to prevent non-public information regarding pending changes to the Index from being used or disseminated in an improper manner. Furthermore, Reality Shares and the Adviser have established policies and procedures designed to prevent improper use and dissemination of non-public information about the Fund’s portfolio strategies and to mitigate the Fund’s portfolio manager from having sole influence on the construction of the Index methodology.

INDEX LICENSING INFORMATION

The Trust, on behalf of the Fund, has entered into a licensing agreement with Reality Shares to use the Index. The Fund is entitled to use the Index at no cost.

The Index is a trademark of the Index Providers and has been licensed for use for certain purposes by the Trust, on behalf of the Fund. The Fund and its shares are not sponsored, endorsed, sold or promoted by the Index Providers and the Index Providers make no representation regarding the advisability of investing in shares of the Fund. The Index Providers make no representation or warranty, express or implied, to the shareholders of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of any data supplied by the Index Providers to track general market performance. Reality Shares is an affiliate of the Adviser and its relationship to the Trust includes the licensing of certain trademarks and trade names of the Index Providers and of the data supplied by the Index Providers, which is determined, composed and calculated by the Index Providers. The Index Providers have no obligation to take the needs of the Adviser or the shareholders of the Fund into consideration in determining, composing or calculating the data supplied by the Index Providers. The Index Providers are not responsible for and has not participated in the determination of the prices of the shares of the Fund or the timing of the issuance or sale of such shares. The Index Providers have no obligation or liability in connection with the administration, marketing or trading of the Fund or its shares.

INVESTMENT LIMITATIONS

The following are fundamental and non-fundamental policies of the Fund. The percentage limitations (except for the limitation on borrowing) set forth below will apply at the time of the purchase of a security and shall not be violated unless an excess or deficiency occurs, immediately after or as a result of a purchase of such security.

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Fundamental Policies

The following investment limitations are fundamental policies of the Fund, which cannot be changed with respect to the Fund without the consent of the holders of a majority of the Fund’s outstanding shares. The term “majority of outstanding shares” means the vote of: (i) 67% or more of the Fund’s shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (ii) more than 50% of the Fund’s outstanding shares, whichever is less.

1.	The Fund may make loans, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

2.	The Fund may borrow money, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3.	The Fund may not issue senior securities, as such term is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as amended or interpreted from time to time, except as permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4.	The Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of its total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the Fund will invest more than 25% of its total assets in securities of the same industry to approximately the same extent that the Index concentrates in the securities of a particular industry or group of industries.

5.	The Fund may purchase or sell commodities and real estate, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6.	The Fund may underwrite securities issued by other persons, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Non-Fundamental Policies

The Fund observes the following policies, which are not deemed fundamental and which may be changed by the Board without shareholder vote.

1.	The Fund may not hold illiquid securities in an amount exceeding, in the aggregate, 15% of its net assets.

2.	The Fund may not borrow money (i) in an amount exceeding 33 1/3% of the value of its total assets (including the amount borrowed, but excluding temporary borrowings not in excess of 5% of its total assets) and (ii) other than from a bank, provided that investment strategies that either obligate the Fund to purchase securities or require the Fund to cover a position by segregating assets or entering into an offsetting position shall not be subject to this limitation.

3.	The Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

4.	The Fund may not invest in unmarketable interests in real estate limited partnerships or invest directly in real estate. The Fund may not purchase or sell or invest directly in real estate unless acquired as a result of its ownership in securities or other investments and except pursuant to the exercise of its rights under loan

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agreements related to its investments or to the extent that its investments in senior loans or bank loans may be considered to be investments in real estate. For the avoidance of doubt, the foregoing policy does not prevent the Fund from, among other things; purchasing marketable securities of companies that deal in real estate or interests therein (including REITs).

5.	The Fund may purchase or sell financial and physical commodities, commodity contracts based on (or relating to) physical commodities or financial commodities and securities and derivative instruments whose values are derived from (in whole or in part) physical commodities or financial commodities.

6.	The Fund may not change its policy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in securities issued by Chinese companies without providing its shareholders with 60 days’ prior notice of such change.

The following descriptions of the 1940 Act may assist shareholders in understanding the above policies and restrictions.

Diversification. Under the 1940 Act, a diversified investment management company, as to 75% of its total assets, may not purchase securities of any issuer (other than securities issued or guaranteed by the U.S. government, its agents or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s outstanding voting securities would be held by the Fund.

The Fund is a non-diversified investment management company. This means that a relatively high percentage of the Fund’s assets may be invested in the obligations of a limited number of issuers. The value of the shares of the Fund may be more susceptible to any single economic, political or regulatory occurrence than the shares of a diversified investment company would be. The Fund intends to satisfy the diversification requirements necessary to qualify as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), which requires in part that the Fund be diversified (i.e., not invest more than 5% of its assets in the securities in any one issuer) as to 50% of its assets.

Concentration. The SEC has presently defined concentration as investing 25% or more of an investment company’s net assets in an industry or group of industries, with certain exceptions such as with respect to investments in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities, or tax-exempt obligations of state or municipal governments and their political subdivisions.

Borrowing. The 1940 Act presently allows the Fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 331/3% of its total assets, including the amount borrowed (not including temporary borrowings not in excess of 5% of its total assets).

Senior Securities. Senior securities may include any obligation or instrument issued by the Fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

Lending. Under the 1940 Act, the Fund may only make loans if expressly permitted by its investment policies. The Fund’s non-fundamental investment policy on lending is set forth above.

Underwriting. Under the 1940 Act, underwriting securities involves the Fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

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Real Estate. The 1940 Act does not directly restrict the Fund’s ability to invest in real estate, but does require that every fund have the Fundamental investment policy governing such investments. The Fund has adopted the Fundamental policy that would permit direct investment in real estate. However, the Fund has a non-fundamental investment limitation that prohibits it from investing directly in real estate. This non-fundamental policy may be changed only by vote of the Board.

CONTINUOUS OFFERING

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of shares are issued and sold by the Fund on an ongoing basis, at any point a “distribution,” as such term is used in the 1933 Act, may occur. Broker- dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the 1933 Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor (as defined below), breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the 1933 Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters,” but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the 1933 Act is not available with respect to such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus-delivery obligation with respect to shares are reminded that, under Rule 153 of the 1933 Act, a prospectus-delivery obligation under Section 5(b)(2) of the 1933 Act owed to an exchange member in connection with a sale on an exchange is satisfied by the fact that the prospectus is available at the exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

EXCHANGE LISTING AND TRADING

The shares of the Fund will trade on the Exchange at prices that may differ to some degree from the Fund’s NAV. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of shares will continue to be met. The Exchange may, but is not required to, remove the shares of the Fund from listing if: (i) following the initial 12-month period beginning at the commencement of trading of the Fund, there are fewer than 50 beneficial owners of the shares of the Fund for 30 or more consecutive trading days; or (ii) such other event shall occur or condition exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the shares of the Fund from listing and trading upon termination of the Fund.

As in the case of other stocks traded on the Exchange, broker’s commissions on purchases or sales of shares in market transactions will be based on negotiated commission rates at customary levels.

THE ADMINISTRATOR

General. The Bank of New York Mellon (the “Administrator”), a New York banking organization with its principal business offices located at 101 Barclay Street, New York, New York 10286, serves as administrator of the Fund. The Administrator also serves as the transfer agent and custodian for the Fund.

Administration Agreement with the Trust. The Trust and the Administrator have entered into an Administration and Accounting Agreement (the “Administration Agreement”). Under the Administration Agreement, the Administrator provides the Trust with administrative services or employs certain other parties, including its

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affiliates, who provide such services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. The Administrator is compensated for providing such services to the Trust by the Adviser pursuant to the terms of the Advisory Agreement (defined below).

The Administration Agreement provides that the Administrator shall not be liable for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from negligence, willful misfeasance or bad faith on the part of the Administrator in the performance of its duties or from reckless disregard of its duties and obligations thereunder or from breach of any representation or warranty contained in the Administration Agreement.

The Administration Agreement shall remain effective for the initial term of the Agreement and each renewal term thereof unless earlier terminated: (i) by either party upon written notice to the other party at least 90 days’ prior to the end of the initial term or renewal term, as applicable; (ii) by either party upon 30 days’ prior written notice if the other party fails to perform its obligations under the Administration Agreement in any material respect; and (iii) by the Administrator on not less than 30 days’ written notice to the Trust if the Trust terminates the custody agreement between the Trust and The Bank of New York Mellon serving in its capacity as custodian of the Trust.

THE ADVISER

General. Reality Shares Advisors, LLC (the “Adviser”) was founded in 2013 and is a Delaware limited liability company. The principal business address of the Adviser is 402 West Broadway, Suite 2800, San Diego, California 92101.

Advisory Agreement. The Trust and the Advisor have entered into an investment advisory agreement (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Adviser oversees the investment advisory services provided to the Fund.

The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

After its initial two year term, the continuance of the Advisory Agreement must be specifically approved at least annually: (i) by the vote of a majority of the outstanding shares of the Fund or by the Trustees; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined under the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment and is terminable (i) at any time without penalty by the Trustees of the Trust or by a majority of the outstanding shares of the Fund, or (ii) by the Adviser on not less than 30 days’ nor more than 60 days’ written notice to the Trust.

Management Fees. For these advisory services, the Adviser receives a fee, which is calculated daily and paid monthly at the following annual rates (shown as a percentage of the average daily net assets of the Fund):

Fund	Management Fee
Reality Shares Nasdaq NexGen Economy China ETF	0.75%

The Adviser is responsible, under the Investment Advisory Agreement, for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services. The Adviser is not responsible for, and the Fund will bear the cost of, interest expenses, taxes, brokerage expenses other expenses connected with the execution of portfolio securities transactions, dividends and expenses associated with securities sold short, subject to any expense limitation agreements, extraordinary expenses, distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, compensation and expenses of the Trustees who are not interested persons of the Trust or the Adviser (including any such Trustee’s counsel fees) and compensation and expenses of the Trust’s chief compliance officer.

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THE PORTFOLIO MANAGER

Eric Ervin, President of the Adviser, serves as portfolio manager of the Fund. Prior to founding the Adviser in 2013, Mr. Ervin spent 14 years building the Ervin Miller Group wealth management franchise at Morgan Stanley Smith Barney. Mr. Ervin is a Certified Financial Planner practitioner, and a Chartered Financial Consultant.

Other Accounts Managed by the Portfolio Manager. Including the Fund, the portfolio manager is responsible for the day-to-day management of certain other accounts, as follows:

Name	Registered Investment Companies*		Other Pooled Investment Vehicles*		Other Accounts*
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Eric Ervin	5	$254	0	$0	0	$0

*	Information provided is as of June 1, 2018. None of the accounts managed by the portfolio managers are subject to performance based advisory fees.

Compensation. The Fund’s portfolio manager is compensated in 3 ways: fixed annual base salary; long-term incentive compensation (stock and stock options) that are awarded based on longevity with the firm and, an annual discretionary bonus (cash and/or options) awarded on the overall performance of the firm, not specific to the individual Fund managed by him.

Conflicts of Interest. The portfolio manager’s management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. Another potential conflict could include the portfolio manager’s knowledge about the size, timing and possible market impact of Fund trades, whereby the portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

Ownership of Fund Shares. As of the date if this SAI, the portfolio manager did not beneficially own shares of the Fund.

THE DISTRIBUTOR

The Trust and ALPS Distributors, Inc. (the “Distributor”), a Colorado corporation, are parties to a distribution agreement (“Distribution Agreement”), whereby the Distributor acts as principal underwriter for the Trust’s shares. The principal business address of the Distributor is 1290 Broadway, Suite 1100, Denver, Colorado 80203.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not “interested persons” of the Trust and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act), and is terminable at any time without penalty by the Distributor, by the Board or by a majority of the outstanding shares of the Fund, upon 60 days’ written notice by either party. The Distribution Agreement provides that the Distributor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

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TRUSTEES AND OFFICERS OF THE TRUST

Board Responsibilities. The management and affairs of the Trust and the Fund are overseen by the Trustees. The Board has approved contracts, as described above, under which certain companies provide essential management services to the Trust.

Like most ETFs, the day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as the Adviser, Distributor and Administrator. The Trustees are responsible for overseeing the Trust’s service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund. The Fund and its service providers employ a variety of processes, procedures and controls to identify various possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., the Adviser is responsible for the day-to-day management of the Fund’s portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the Fund’s service providers the importance of maintaining vigorous risk management.

The Trustees’ role in risk oversight begins before the inception of a fund, at which time the fund’s primary service providers present the Board with information concerning the investment objective, strategies and risks of the fund, as well as the proposed investment limitations for the fund. Additionally, the Adviser provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Trust’s Chief Compliance Officer, as well as personnel of the Adviser and other service providers, such as the fund’s independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the fund may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the Fund by the Adviser and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the advisory agreement with the Adviser, the Board meets with the Adviser to review such services. Among other things, the Board regularly considers the Adviser’s adherence to the Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about the Fund’s investments, including, for example, portfolio holdings schedules and reports on the Adviser’s use of derivatives, if any, in managing the Fund.

The Trust’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and Fund and Adviser risk assessments. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the Fund’s service providers regarding the valuation and liquidity of portfolio securities. The Trust’s Fair Value Pricing Committee reports to the Board concerning investments for which market quotations are not readily available. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the Fund’s financial statements, focusing on major areas of risk encountered by the Fund and noting any significant deficiencies or material weaknesses in the Fund’s internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by

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the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board, in consultation with Fund management, also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.

From their review of these reports and discussions with the Adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn about the material risks of the Fund, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the Fund can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the Fund’s investment management and business affairs are carried out by or through the Adviser and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Fund’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Members of the Board. There are five (5) members of the Board, three (3) of whom are not interested persons of the Trust, as that term is defined in the 1940 Act (“independent Trustees”). Nathaniel Singer, an independent Trustee, serves as Chairman of the Board. The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the independent Trustees constitute a majority of the Board, the fact that the chairperson of each Committee of the Board is an independent Trustee, the amount of assets under management in the Trust, and the number of series overseen by the Board. The structure and operation of the Board is designed to facilitate the orderly and efficient flow of information to the independent Trustees from Fund management.

The Board has two standing committees: the Audit Committee and the Nominating and Governance Committee. The Audit Committee and Nominating and Governance Committee are each chaired by an independent Trustee and composed of all of the independent Trustees.

Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee of the Trust.

Name, Address(1) and Age	Position with Trust and Length of Term(2)	Principal Occupations in the Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Directorships Held in the Past 5 Years
Interested Trustees
Michael S. Rosen(4) (Born: 1961)	Trustee (since 2014)	Co-Founder and CEO of Context Capital Management, LLC (2001 – present)	8	None
Christopher Nero(4) (Born: 1967)	Trustee (since 2014)	CEO of Bridgeport Financial Technology (April 2016 – present), CEO of True North Advisory Group, (January 2012 – February 2016)	8	None
Independent Trustees
Nathaniel R. Singer	Trustee	Swap Financial Group, Municipal	8	Municipal

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Name, Address(1) and Age	Position with Trust and Length of Term(2)	Principal Occupations in the Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Directorships Held in the Past 5 Years
(Born: 1961)	(since 2014)	Adviser (January 2008– present)		Securities Rulemaking Board
Justin Ferayorni, CFA (Born: 1973)	Trustee (since 2015)	Founder, CEO and Chief Investment Officer of Tamarack Capital Management, LLC (2005 – present)	8	None
Robert J. Buscher (Born: 1958)	Trustee (since 2018)	Chief Financial Officer of Pacific Ridge School (2012 - present)	8	None

(1)	Unless otherwise noted, the business address of each Trustee is 402 West Broadway, Suite 2800, San Diego, California 92101.
(2)	Each Trustee shall serve until death, resignation or removal.
(3)	The term “Fund Complex” refers to the Trust.
(4)	Mr. Rosen may be deemed to be an “interested” person of the Trust, as that term is defined in the 1940 Act, by virtue of his affiliation with the Adviser and/or its affiliates. Mr. Nero may be deemed to be an “interested person” of the Trust by virtue of a business relationship with principals of the Adviser.

Individual Trustee Qualifications. The Trust has concluded that each of the Trustees should serve on the Board because of his ability to review and understand information about the Fund provided to him by management, to identify and request other information he may deem relevant to the performance of his duties, to question management and other service providers regarding material factors bearing on the management and administration of the Fund, and to exercise his business judgment in a manner that serves the best interests of the Fund’s shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on his own experience, qualifications, attributes and skills as described below.

Michael S. Rosen is Co-Chairman, Chief Executive Officer, and co-founder of Context Capital Management, LLC, an alternative asset management firm. Prior to co-founding Context Capital Management, LLC, Mr. Rosen was a co-principal owner of two investment advisers to a mutual fund complex and a mutual fund portfolio manager. Mr. Rosen is on the Board of Trustees for the University of Rochester, where he also serves on the Investment and Development Committees. He is also a Chartered Financial Analyst.

Christopher Nero is a retired Managing Director and former Global Head of Deutsche Bank’s Alternative Fund Services business, which provides services to hedge funds, private equity funds, and other alternative investment vehicles, located throughout the U.S., Europe, the Middle East, and Asia. He has over 27 years’ experience in the financial services industry and has held senior management positions with several alternative investment firms. He previously served as a senior accountant in the Division of Investment Management of the SEC.

Nathaniel R. Singer has over 30 years’ experience in the financial services industry, including previously serving as the Chief Operating Officer of the municipal bond department of a major U.S. investment bank. Mr. Singer served on the Board of Trustees of the Municipal Securities Rulemaking Board including serving as Chairman for one year. He also served as an advisor to the Government Accounting Standards Board and the Securities Industry and Financial Markets Association.

Justin Ferayorni, CFA is the Founder, Chief Executive Officer and Chief Investment Officer of Tamarack Capital Management, LLC (“Tamarack”), founded in 2005. Tamarack is an SEC registered hedge fund focused on investing in healthcare related equities. Prior to founding Tamarack, Mr. Ferayorni served in several positions across the financial services industry focused on analyzing companies within the healthcare industry, including positions as a healthcare analyst and portfolio manager. In addition, Mr. Ferayorni was previously employed at an

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investment bank, where he worked on both corporate finance and merger and acquisition transactions as an analyst and associate.

Robert J. Buscher has over 35 years’ experience as Chief Financial Officer and audit supervisor of organizations ranging in size from start-up to Fortune 500 and operating in a variety of industries, including 13 years as Chief Financial Officer for a global, laboratory services organization. Mr. Buscher has extensive experience in accounting, auditing and financial statement preparation.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Fund.

Board Standing Committees. The Board has established the following standing committees:

•	Audit Committee. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: (i) recommending which firm to engage as the Fund’s independent registered public accounting firm and whether to terminate this relationship; (ii) reviewing the independent registered public accounting firm’s compensation, the proposed scope and terms of its engagement, and the firm’s independence; (iii) pre- approving audit and non-audit services provided by the Fund’s independent registered public accounting firm to the Trust and certain other affiliated entities; (iv) serving as a channel of communication between the independent registered public accounting firm and the Trustees; (v) reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm’s opinion, any related management letter, management’s responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust’s Administrator that are material to the Trust as a whole, if any, and management’s responses to any such reports; (vi) reviewing the Fund’s audited financial statements and considering any significant disputes between the Trust’s management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; (vii) considering, in consultation with the independent registered public accounting firm and the Trust’s senior internal accounting executive, if any, the independent registered public accounting firms’ reports on the adequacy of the Trust’s internal financial controls; (viii) reviewing, in consultation with the Fund’s independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing the Fund’s financial statements; and (ix) other audit related matters. Messrs. Buscher, Ferayorni, and Singer currently serve as members of the Audit Committee. Mr. Buscher serves as the Chairman of the Audit Committee. The Audit Committee met three (3) times during the most recent fiscal year.

•	Governance Committee. The Board has a standing Governance Committee that is composed of each of the independent Trustees of the Trust. The Governance Committee operates under a written charter approved by the Board. The principal responsibilities of the Governance Committee include: (i)considering and reviewing Board governance and compensation issues; (ii) conducting a self-assessment of the Board’s operations; (iii) selecting and nominating all persons to serve as independent Trustees and evaluating the qualifications of “interested” Trustee candidates; and (iv) reviewing shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust’s office. Messrs. Buscher, Ferayorni, and Singer currently serve as members of the Governance Committee. Mr. Singer serves as the Chairman of the Governance Committee. The Governance Committee met once during the most recent fiscal year.

Fund Shares Owned by Board Members. The following table shows the dollar amount range of each Trustee’s “beneficial ownership” of shares of the Fund and each other series of the Trust as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is

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determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. As of the date of this SAI, the Trustees and the officers of the Trust own less than 1% of the outstanding shares of the Trust.

Trustee	Fund	Dollar Range of Fund Shares(1)	Aggregate Dollar Range of Shares in Fund Complex Overseen by Trustee (1)(2)
Interested Trustees
Michael S. Rosen	Reality Shares Nasdaq NexGen Economy China ETF	None	Over $1,000,000
Christopher Nero	Reality Shares Nasdaq NexGen Economy China ETF	None	$0
Independent Trustees
Nathaniel R. Singer	Reality Shares Nasdaq NexGen Economy China ETF	None	$0
Justin Ferayorni, CFA	Reality Shares Nasdaq NexGen Economy China ETF	None	$0
Robert J. Buscher	Reality Shares Nasdaq NexGen Economy China ETF	None	$0

(1)	Information is provided as of December 31, 2017.
(2)	The term “Fund Complex” refers to the Trust.

Board Compensation. The Trust paid the following fees to the Trustees during the Trust’s most recently completed fiscal year ended October 31, 2017:

Trustee	Aggregate Compensation from the Trust(1)	Total Compensation from the Fund Complex(2)
Interested Trustees
Michael S. Rosen	$0	$0
Christopher Nero(3)	$21,000	$21,000
Independent Trustees
Nathaniel R. Singer	$21,000	$21,000
Justin Ferayorni, CFA	$20,000	$20,000
Robert J. Buscher(4)	$0	$0

(1)	No Trustee is entitled to any deferred compensation, pension or retirement benefits payable by the Fund.
(2)	The term “Fund Complex” refers to the Trust.
(3)	Mr. Nero received compensation from the Trust during the fiscal year ended October 31, 2017 because he was considered to be an independent Trustee during such time.
(4)	Appointed as Trustee effective March 15, 2018.

Trust Officers. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as executive officers of the Trust. Unless otherwise noted, the business address of each officer is 402 West Broadway, Suite 2800, San Diego, California 92101. The Chief Compliance Officer is the only officer who receives compensation from the Trust for his services.

Name, Address(1) and Age	Position with Trust and Length of Term(2)	Principal Occupations in Past 5 Years
Eric Ervin (Born: 1976)	President (since 2014)	President, CEO and Co-Founder of Reality Shares, Inc. (October 2011 – present)
Tom Trivella (Born: 1958)	Treasurer (since 2014)	Chief Operating Officer of Reality Shares, Inc. (October 2013 – present)

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Ryan Ballantyne (Born: 1971)	Secretary (since 2014)	Executive Vice President - Sales and Trading of Reality Shares, Inc. (September 2012 – present)
Ted J. Uhl (Born: 1975)	Chief Compliance Officer (since 2014)	Deputy Chief Compliance Officer of ALPS (June 2010 – Present)

(1)	The business address of Messrs. Ervin, Trivella and Ballantyne is 402 West Broadway, Suite 2800, San Diego, California 92101. The business address of Mr. Uhl is 1290 Broadway, Suite 1100, Denver, Colorado 80203.
(2)	Each officer shall serve until death, resignation or removal.

BOOK ENTRY ONLY SYSTEM

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Purchasing and Selling Fund Shares.”

Depository Trust Company (“DTC”) acts as securities depository for the Fund’s shares. Shares of the Fund are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities’ certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of the Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as

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is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may decide to discontinue its service with respect to shares of the Trust at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

CREATION AND REDEMPTION OF CREATION UNITS

Purchase (Creation). The Trust issues and sells Shares of the Fund only: (i) in Creation Units on a continuous basis through the Distributor, without a sales load (but subject to transaction fees), at the NAV per share next determined after receipt of an order, on any Business Day (as defined below), in proper form.

A “Business Day” with respect to the Fund is, generally, any day on which the Exchange is open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Fund Deposit. The consideration for purchase of Creation Units of the Fund may consist of the in-kind deposit of a designated portfolio of securities (the “Deposit Securities”) and an amount of cash (the “Cash Component”) computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit” for the Fund, which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. Because non-exchange traded derivatives and certain listed derivatives are not currently eligible for in-kind transfer, they will be substituted through the Cash Component. Specifically, the Fund will not accept exchange-traded options, OTC options, exchange-traded futures, forward contracts, or swaps as Deposit Securities.

The Cash Component is sometimes also referred to as the “Balancing Amount.” The Cash Component is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the value of Deposit Securities. If the Cash Component is a positive number, the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number, the Authorized Participant will receive the Cash Component. The Cash Component does not include any stamp duty tax or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities. These are the sole responsibility of the Authorized Participant.

In addition, the Trust reserves the right to permit or require the substitution of an amount of cash (i.e., a “cash in lieu” amount) to be added to the Cash Component at its discretion. For example, cash may be substituted to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below). The Trust also reserves the right to permit or require a “cash in lieu” amount where the delivery of the Deposit Security by the Authorized Participant (as described below) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws, or in other situations deemed appropriate by the Trust.

The Fund reserves the right to use this approach, including issuing and redeeming Creation Units partially in-kind and partially in cash.

The Fund, through the National Securities Clearing Corporation (“NSCC”), make available on each Business Day, prior to the opening of business on its Exchange (currently 9:30 a.m., Eastern time), the list of the names and

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the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund.

Such Deposit Securities are applicable, subject to any adjustments as described below, in order to effect creations of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities is made available.

The identity and number of shares of the Deposit Securities required for the Fund Deposit for the Fund changes from time to time based on a number of factors.

Procedures for Creation of Creation Units. To be eligible to place orders with the Distributor and to create a Creation Unit of the Fund, an entity must be: (i) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant. In each case, such entity must have executed an agreement with the Distributor with respect to creations and redemptions of Creation Units (“Participant Agreement”). A Participating Party or DTC Participant that has entered a Participation Agreement is referred to as an “Authorized Participant.” Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement. All shares of the Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All orders to create shares must be placed for one or more Creation Units. All orders to create Creation Units must be received by the Distributor no later than the closing time of the regular trading session on the Exchange (“Closing Time”) (ordinarily 4:00 p.m., Eastern time) on the date such orders are placed in order to receive that day’s NAV. All orders must be received in proper form. The date on which an order to create Creation Units is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below, which procedures may change from time to time without notice at the discretion of the Trust. Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or an Authorized Participant.

All orders to create Creation Units through an Authorized Participant shall be placed with an Authorized Participant, in the form required by such Authorized Participant. In addition, the Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and, in that case, orders to create Creation Units of the Fund have to be placed by each investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases, there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.

Those placing orders for Creation Units of the Fund through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date. Orders for Creation Units of the Fund that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and the Cash Component.

Placement of Creation Orders Using the Clearing Process. The Clearing Process is a process commonly used to create or redeem Creation Units of the Fund. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through The Bank of New York Mellon to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party’s creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Trust, together with such additional information as may be required by

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the Distributor. An order to create Creation Units through the Clearing Process is deemed received by the Distributor on the Transmittal Date if: (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed.

Placement of Creation Orders Outside the Clearing Process. Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement. A DTC Participant who wishes to place an order creating Creation Units to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities and cash directly through DTC. The Fund’s Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Fund by no later than 2:00 p.m., Eastern time, on the “Settlement Date.” The Settlement Date is typically the second Business Day following the Transmittal Date. The Fund reserve the right to settle transactions on a basis other than “T” plus two Business Days (i.e., days on which the NYSE is open) (“T+2”). In certain cases Authorized Participants will create and redeem Creation Units of the Fund on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.

All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to The Bank of New York Mellon through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by The Bank of New York Mellon no later than 2:00 p.m., Eastern time, on the Settlement Date. An order to create Creation Units outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if: (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if The Bank of New York Mellon does not receive both the required Deposit Securities and the Cash Component by 2:00 p.m. on the Settlement Date, such order may be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using the Fund’s Deposit as newly constituted to reflect the then-current NAV of the Fund. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

Creation Units may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) at least 102%, which the Trust may change from time to time, of the market value of the undelivered Deposit Securities (the “Additional Cash Deposit”) with the Fund’s pending delivery of any missing Deposit Securities.

If an Authorized Participant determines to post an additional cash deposit as collateral for any undelivered Deposit Securities, such Authorized Participant must deposit with The Bank of New York Mellon the appropriate amount of federal funds by 2:00 p.m., Eastern time, on the date of requested settlement. If the Authorized Participant does not place its purchase order by the closing time or The Bank of New York Mellon does not receive federal funds in the appropriate amount by such time, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with The Bank of New York Mellon, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 102%, which the Trust may change from time to time, of the daily marked-to-market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not received by 2:00 p.m., Eastern time, on the Settlement Date or in the event a marked-to-market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the cash on deposit to purchase the missing Deposit Securities.

Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit

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Securities exceeds the market value of such Deposit Securities on the transmittal date plus the brokerage and related transaction costs associated with such purchases, as well as any stamp taxes, income or dividends due.

The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by The Bank of New York Mellon or purchased by the Trust and deposited into the Trust and all related transaction costs and other items, as noted above, have been cleared. In addition, a transaction fee, as listed below, will be charged in all cases. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

Cash Purchases. When, in the sole discretion of the Trust, cash purchases of Creation Units of shares are available or specified for the Fund, such purchases shall be effected in essentially the same manner as in-kind purchases thereof. In the case of a cash purchase, the Authorized Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser. In addition, to offset brokerage and other costs associated with using cash to purchase the requisite Deposit Securities, the Authorized Participant must pay the Transaction Fees required by the Fund. If the Authorized Participant acts as a broker for the Fund in connection with the purchase of Deposit Securities, the Authorized Participant will also be required to pay certain brokerage commissions, taxes, and transaction and market impact costs as discussed under the heading “Brokerage Transactions” herein.

Acceptance of Orders of Creation Units. The Trust reserves the absolute right to reject or revoke acceptance of a creation order transmitted to it by the Distributor with respect to the Fund. Orders may be rejected and acceptance may be revoked if, for example: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) the Deposit Securities delivered are not the same as those disseminated through the facilities of the NSCC for that date by the Fund as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund’s Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund’s Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; or (vii) in the event that circumstances outside the control of the Trust, The Bank of New York Mellon, the Distributor or the Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Distributor, DTC, NSCC, The Bank of New York Mellon or a sub-custodian or any other participant in the creation process and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, The Bank of New York Mellon, a sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation/Redemption Transaction Fee. Generally, a transaction fee, as set forth in the table below, is imposed for the transfer and other transaction costs associated with the purchase or redemption of Creation Units, as applicable. Authorized Participants may be required to pay a fixed creation transaction fee and/or a fixed redemption transaction fee, as applicable, on a given day regardless of the number of Creation Units created or redeemed on that day. To minimize these consequences, the Fund may impose a transaction fee on such Creation Unit transactions that is designed to offset the transfer and other transaction costs the Fund incurs. The Fund may elect to not impose a transaction fee in cases where no transaction costs will be borne by the Fund such as when the Fund’s custodian determines to not assess transaction fees and charges in connection with creation and redemption transactions or when an affiliate of the Fund pays any such transaction costs. The Fund also may adjust the transaction fee from time to time. An additional charge or a variable charge (discussed below) will be applied to certain creation and redemption transactions, including non-standard orders and whole or partial cash purchases or redemptions. With respect to creation orders, Authorized Participants are responsible for the costs of transferring

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the securities constituting the Deposit Securities to the account of the Trust, and with respect to redemption orders, Authorized Participants are responsible for the costs of transferring the Fund’s Securities (defined below) from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary also may be charged a fee for such services.

Fund	Creation/Redemption Transaction Fee
Reality Shares Nasdaq NexGen Economy China ETF	$1,000

In addition to the transaction fees listed above, the Fund may charge a variable fee for creations and redemptions in cash to offset brokerage and impact expenses associated with a cash transaction. The variable transaction fee will be calculated based on historical transaction cost data and the Adviser’s view of current market conditions; however, the actual variable fee charged for a given transaction may be lower or higher than the trading expenses incurred by the Fund with respect to that transaction. In no event will a creation transaction fee exceed 5% of the amount invested or a redemption transaction fee exceed 2% of the amount redeemed.

Placement of Redemption Orders Using the Clearing Process. Orders to redeem Creation Units through the Clearing Process must be delivered through a Participating Party that has executed the Participant Agreement. Except as described herein, an order to redeem Creation Units using the Clearing Process is deemed received by the Trust on the Transmittal Date if: (i) such order is received by The Bank of New York Mellon (in its capacity as Transfer Agent) not later than the Closing Time on such Transmittal Date, and (ii) all other procedures set forth in the Participant Agreement are properly followed. Such order will be effected based on the NAV of the Fund as next determined. The considerations for redemption of Creation Units of the Fund generally consists of (i) a designated portfolio of in-kind securities that closely approximate the holdings of the Fund (the “Fund Securities”) and (ii) an amount of cash denominated in U.S. dollars (the “Cash Redemptions Amount”) as described below. The requisite Fund Securities and the Cash Redemption Amount generally will be transferred by the second NSCC Business Day following the date on which such request for redemption is deemed received. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds may take longer than two Business Days after the day on which the redemption request is received in proper form. Appendix B – “Local Market Holiday Schedules and Redemption Cycles” identifies the instances where more than seven days would be needed to deliver redemption proceeds.

Placement of Redemption Orders Outside the Clearing Process. Orders to redeem Creation Units outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. An order to redeem Creation Units outside the Clearing Process is deemed received by the Trust on the Transmittal Date if: (i) such order is received by The Bank of New York Mellon (in its capacity as Transfer Agent) not later than the Closing Time on such Transmittal Date; (ii) such order is accompanied or followed by the requisite number of shares of the Fund specified in such order, which delivery must be made through DTC to The Bank of New York Mellon no later than 11:00 a.m., Eastern time, on the contracted settlement date; and (iii) all other procedures set forth in the Participant Agreement are properly followed. After the Trust has deemed an order for redemption outside the Clearing Process received, the Trust will initiate procedures to transfer the requisite Fund Securities which are expected to be delivered within two Business Days and the Cash Redemption Amount to the Authorized Participant on behalf of the redeeming Beneficial Owner by the Settlement Date. Appendix B – “Local Market Holiday Schedules and Redemption Cycles” identifies the instances where more than seven days would be needed to deliver redemption proceeds due to the schedule of holidays in certain countries. In certain cases Authorized Participants will redeem and create Creation Units of the Fund on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.

General Redemption Procedures. An Authorized Participant submitting a redemption request is deemed to represent to the Trust that such redemption request complies with the terms of the procedures set forth in the Participant Agreement. The Trust reserves the right to verify these representations at its discretion. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of its representations as determined by the Trust, the redemption request will not be considered to have been received in proper form and may be rejected by the Trust.

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If the requisite number of shares of the Fund is not delivered on the Transmittal Date as described above, the Fund may reject or revoke acceptance of the redemption request because the Authorized Participant has not satisfied all of the settlement requirements.

The current procedures for collateralization of missing shares require, among other things, that any cash collateral shall be in the form of U.S. dollars in immediately available Fund and shall be held by The Bank of New York Mellon and marked-to-market daily, and that the fees of The Bank of New York Mellon and any sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The Authorized Participant’s agreement will permit the Trust, on behalf of the affected Fund, to purchase the missing shares or acquire the Deposit Securities and the Cash Component underlying such shares at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such shares, Deposit Securities or Cash Component and the value of the collateral as well as any transaction costs, stamp taxes, income or dividends due.

The calculation of the value of the Fund’s Securities and the Cash Redemption Amount to be delivered upon redemption will be made by The Bank of New York Mellon according to the procedures set forth under Determination of NAV computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to The Bank of New York Mellon by a DTC Participant not later than the Closing Time on the Transmittal Date, and the requisite number of shares of the Fund are delivered to The Bank of New York Mellon prior to the DTC cut-off time, then the value of the Fund’s Securities and the Cash Redemption Amount to be delivered will be determined by The Bank of New York Mellon on such Transmittal Date. If, however, a redemption order is submitted to The Bank of New York Mellon by a DTC Participant not later than the Closing Time on the Transmittal Date but either (i) the requisite number of shares of the Fund are not delivered by the DTC cut-off- time on such Transmittal Date, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund’s Securities and the Cash Redemption Amount to be delivered will be computed on the Business Day that such order is deemed received by the Trust on which the shares of the Fund are delivered through DTC to The Bank of New York Mellon by the DTC cut-off-time on such Business Day pursuant to a properly submitted redemption order.

The Fund may also, in their sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund’s Securities but does not differ in NAV.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund’s Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund’s Securities applicable to the redemption of a Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.

Cash Redemptions. The Fund may pay out the proceeds of redemptions of Creation Units solely in cash or through any combination of cash or securities. In addition, an investor may request a redemption in cash that the Fund may, in their sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). Proceeds will be paid to the Authorized Participant redeeming shares on behalf of the redeeming investor as soon as practicable after the date of redemption. If the Authorized Participant acts as a broker for the Fund in connection with the sale of Fund Securities, the Authorized Participant will also be required to pay certain brokerage commissions, taxes, and transaction and market impact costs as discussed under the heading “Brokerage Transactions” herein. Because non-exchange traded derivatives and certain listed derivatives are not currently eligible for in-kind transfer, they will be substituted with an amount of cash of equal value when the Fund process

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redemptions of Creation Units. Specifically, the Fund will transfer the corresponding cash value of exchange-traded options, OTC options, exchange-traded futures, forward contracts, or swaps as Deposit Securities.

In-Kind Redemptions. The ability of the Trust to effect in-kind creations and redemptions is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle may be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within the normal settlement period. The Fund will not suspend or postpone redemption beyond seven days, except as permitted under Section 22(e) of the 1940 Act. Section 22(e) provides that the right of redemption may be suspended or the date of payment postponed with respect to the Fund (1) for any period during which the New York Stock Exchange (the “NYSE”) is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the NYSE is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of the Fund’s portfolio securities or determination of its NAV is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

DETERMINATION OF NET ASSET VALUE

The NAV of the Fund’s shares is calculated each day the NYSE is open for trading as of the close of regular trading on the NYSE, generally 4:00 p.m. New York time (the “NAV Calculation Time”). NAV per share is calculated by dividing the Fund’s net assets by the number of Fund shares outstanding.

In certain instances, such as when reliable market valuations are not readily available or are not deemed to reflect current market values, the Fund’s investments will be fair valued in accordance with the Fund’s pricing policy and procedures. Securities that may be valued using “fair value” pricing may include, but are not limited to, securities for which there are no current market quotations or whose issuer is in default or bankruptcy, securities subject to corporate actions (such as mergers or reorganizations), securities subject to non-U.S. investment limits or currency controls, and securities affected by “significant events.” An example of a significant event is an event occurring after the close of the market in which a security trades but before the Fund’s next NAV Calculation Time that may materially affect the value of the Fund’s investment (e.g., government action, natural disaster, or significant market fluctuation). Price movements in U.S. markets that are deemed to affect the value of foreign securities, or reflect changes to the value of such securities, also may cause securities to be “fair valued.”

When fair-value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities.

Fund shares are purchased or sold on a national securities exchange at market prices, which may be higher or lower than NAV. No secondary sales will be made to brokers or dealers at a concession by the Distributor or by the Fund. Purchases and sales of shares in the secondary market, which will not involve the Fund, will be subject to customary brokerage commissions and charges. Transactions in Fund shares will be priced at NAV only if you purchase or redeem shares directly from the Fund in Creation Units.

The NAV per share of the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of shares of the Fund outstanding, rounded to the nearest cent. Expenses and fees, including without limitation, the management and administration fees, are accrued daily and taken into account for purposes of determining NAV per share. The NAV per share for the Fund is calculated by the Administrator and determined as of the close of the regular trading session on the Exchange (ordinarily 4:00 p.m., Eastern Time) on each day that such exchange is open.

In computing the Fund’s NAV, the Fund’s securities holdings are valued based on their last readily available market price. Price information on listed securities, including ETFs in which the Fund may invest, is taken from the exchange where the security is primarily traded. Other portfolio securities and assets for which market quotations are not readily available or determined to not represent the current fair value are valued based on fair value as determined by the Fund in good faith in accordance with procedures adopted by the Board.

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PROXY VOTING POLICIES AND PROCEDURES

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix C to this SAI.

The Trust is required to disclose annually the Fund’s complete proxy voting record on Form N-PX covering the period from July 1 of one year through June 30 of the next and to file Form N-PX with the SEC no later than August 31 of each year. The current Form N-PX for the Fund, when filed, may be obtained at no charge upon request by calling (855) 595-0240 or by visiting the SEC’s website at www.sec.gov.

TAXES

The following is only a summary of certain additional U.S. federal income tax considerations generally affecting the Fund and its shareholders that are not described in the Fund’s Prospectus. No attempt is made to present a detailed explanation of the U.S. federal, state, local or foreign tax treatment of the Fund or its shareholders and the discussion here and in the Fund’s Prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their own tax advisers regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, or local taxes.

This discussion of federal income tax consequences is based on the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein and may have a retroactive effect with respect to the transactions contemplated herein.

The recently enacted tax legislation commonly referred to as the Tax Cuts and Jobs Act (the “Tax Act”) makes significant changes to the U.S. federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals are temporary and would apply only to taxable years beginning after December 31, 2017 and before January 1, 2026. There are only minor changes with respect to the specific rules only applicable to a RIC, such as the Fund. The Tax Act, however, makes numerous other changes to the tax rules that may affect shareholders and the Fund. You are urged to consult with your own tax advisor regarding how the Tax Act affects your investment in the Fund.

Qualification as a Regulated Investment Company and Taxation of the Fund. The Fund intends to qualify as a RIC under Subchapter M of the Internal Revenue Code so that it will be relieved of federal income tax on that part of its income that is timely distributed to shareholders. In order to qualify for treatment as a RIC, the Fund must distribute annually to its shareholders at least 90% of its investment company taxable income (generally, net investment income plus the excess, if any, of net short-term capital gain over net long-term capital losses) and at least 90% of its net tax exempt interest income, for each tax year, if any (“Distribution Requirement”) and also must meet several additional requirements.

Among these requirements are the following: (i) at least 90% of the Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from an interest in a qualified publicly traded partnership (the “Qualifying Income Test”); (ii) at the close of each quarter of the Fund’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s assets and that does not represent more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership; and (iii) at the close of each quarter of the Fund’s taxable year, not more than 25% of the value of its assets may be invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in securities (other than U.S. government securities or the securities of other RICs) of any one issuer or of two or more issuers which

38

the Fund controls and which are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Asset Test”).

If the Fund fails to satisfy the Qualifying Income Test or Asset Test in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Asset Test where the Fund corrects the failure within a specified period. If the Fund fails to qualify as a RIC for any year, and the relief provisions are not available, all of its income will be subject to federal income tax at regular corporate rates (which the Tax Act reduced to 21%) without any deduction for distributions to shareholders. In such case, its shareholders would generally be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction (subject to certain limitations) and individuals may be able to benefit from the lower tax rates available to qualified dividend income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC. The Board reserves the right not to maintain the qualification of the Fund as a RIC if it determines such course of action to be beneficial to shareholders. If the Fund determines that it will not qualify for treatment as a RIC, the Fund will establish procedures to reflect the anticipated tax liabilities in the Fund’s NAV.

Although the Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and any realized net capital gain (after taking into account any capital loss carryovers), if the Fund failed to satisfy the Distribution Requirement for any taxable year, the Fund would be taxed as a regular corporation, with consequences generally similar to those described above. If the Fund meets the Distribution Requirement but retains some or all of its income or gains, it will be subject to federal income tax to the extent any such income or gains are not distributed.

The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.

The treatment of capital loss carryovers for RICs is similar to the rules that apply to capital loss carryovers of individuals and provide that such losses are carried over by the Fund indefinitely. Thus, if the Fund has a “net capital loss” (that is, capital losses in excess of capital gains) the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of such Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. The carryover of capital losses may be limited under the general loss limitation rules if the Fund experiences an ownership change as defined in the Internal Revenue Code.

Excise Taxes. Notwithstanding the Distribution Requirement described above, which generally requires the Fund to distribute at least 90% of its annual investment company taxable income and the excess of its exempt interest income, but does not require any minimum distribution of net capital gain, the Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year at least 98% of its ordinary income for that year and 98.2% of its capital gain net income (the excess of short- and long-term capital gain over short- and long-term capital loss) for the one-year period ending on October 31 of that year, plus certain other amounts. The Fund intends to make sufficient distributions to avoid liability for the federal excise tax, but can make no assurances that such tax will be completely eliminated. The Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the Adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirements for qualification as a RIC.

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Fund Distributions. If you are subject to tax, distributions of net short-term capital gains will be taxable to you as ordinary income. In general, distributions by the Fund of investment company taxable income, if any, whether received in cash or additional shares, will be taxable to you as ordinary income (to the extent of the current or accumulated earnings and profits of the Fund). All or a portion of these distributions (excluding net short-term capital gains) may be treated as qualified dividend income (eligible for the reduced maximum rate to individuals of 20% (lower rates apply to individuals in lower tax brackets)) to the extent that the Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). In order for the dividends received by the Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio, and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. Distributions received by the Fund from another RIC (including an ETF that is taxable as a RIC) will be treated as qualified dividend income only to the extent so reported by such RIC. If you lend your Fund Shares, such as pursuant to a securities lending arrangement, you may lose the ability to treat dividends (paid while the Shares are held by the borrower) as qualified dividend income. For non-corporate shareholders, long-term capital gains are currently taxed at a maximum rate of 20% and short-term capital gains are currently taxed at ordinary income tax rates.

In the case of corporate shareholders, the Fund’s distributions (other than capital gain distributions) generally qualify for the dividends-received deduction to the extent such distributions are so reported and do not exceed the gross amount of qualifying dividends received by the Fund for the year. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation.

To the extent that the Fund makes distributions of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

If the Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold. After a shareholder’s basis in the Fund shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder’s Fund shares.

A dividend or distribution received shortly after the purchase of shares reduces the NAV of the shares by the amount of the dividend or distribution and, although in effect a return of capital, will be taxable to the shareholder. If the NAV of shares were reduced below the shareholder’s cost by dividends or distributions representing gains realized on sales of securities, such dividends or distributions would be a return of investment, though taxable to the shareholder in the same manner as other dividends or distributions.

Dividends declared to shareholders of record in October, November or December and actually paid in January of the following year will be treated as having been received by shareholders on December 31 of the calendar year in which declared. Under this rule, therefore, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year.

The Fund (or your broker) will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual percentage of such income earned during the period of your investment in the Fund.

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Medicare Contribution Tax. U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a new 3.8% Medicare contribution tax on their “net investment income,” including interest, dividends and capital gains (including capital gains realized on the sale or exchange of shares of the Fund). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

Sale or Exchange of Fund Shares. If you are subject to tax, any gain or loss recognized on a sale, exchange or redemption of shares of the Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period. For tax purposes, an exchange of Fund shares for shares of a different fund is the same as a sale.

Cost-Basis Reporting. Unless you fall within certain exceptions, the custodian, broker or other administrative agent holding your shares in the Fund on your behalf must report to the Internal Revenue Service (“IRS”) and furnish to you the cost basis information for shares of the Fund. In addition to reporting the gross proceeds from the sale of shares of the Fund, you will receive cost basis information for such shares, which will indicate whether these shares had a short-term or long-term holding period. For each sale of shares of the Fund, you are to elect from among several IRS-accepted cost basis methods, including the average basis method. In the absence of an election, the custodian, broker or other administrative agent holding your shares in the Fund will use a default cost basis method they have chosen, which should have been communicated to you. The cost basis method elected by you (or the cost basis method applied by default) for each sale of shares of the Fund may not be changed after the settlement date of each such sale. You should consult your tax advisor to determine the best IRS-accepted cost basis method for your tax situation and to obtain more information about how cost basis reporting applies to you. Shareholders also should carefully review any cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

Federal Tax Treatment of Certain Fund Investments. The Fund may invest in derivative instruments and these investments may be subject to numerous special and complex tax rules. These rules could affect the Fund’s ability to qualify as a RIC, affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund’s ability to recognize losses, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of their foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund. To the extent the Fund invests in an underlying fund that is taxable as a RIC, the following discussion regarding the tax treatment of derivative instruments will also apply to the underlying funds that also invest in such complex securities and investments.

To the extent the Fund writes (selling) and purchases options and futures contracts, such activity will involve complex rules that will determine for federal income tax purposes the amount, character and timing of recognition of the gains and losses the Fund realizes in connection with such transactions. The Fund distributes to shareholders at least annually any net capital gains which have been recognized for federal income tax purposes, including unrealized gains at the end of the Fund’s fiscal year on futures or certain options transactions. Such distributions are combined with distributions of capital gains realized on the Fund’s other investments and shareholders are advised on the nature of the distributions.

To the extent the Fund writes options that are not subject to the rules of section 1256 of the Internal Revenue Code, the amount of the premium received by the Fund for writing such options will be entirely short-term capital gain to the Fund. In addition, if such an option is closed by the Fund, any gain or loss realized by the Fund as a result of the closing the transaction will also be short-term capital gain or loss. If the holder of a put option

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exercises the holder’s right under the option, any gain or loss realized by the Fund upon the sale of the underlying security pursuant to such exercise will be short-term or long-term capital gain or loss to the Fund depending on the Fund’s holding period for the underlying security.

The Fund may invest in certain futures and forward contracts and intend to enter into certain types of listed options on broad based securities indexes (“Section 1256 contracts”), which will be required to be “marked-to-market” for federal income tax purposes that is, treated as having been sold at their market value on the last day of the Fund’s taxable year. These provisions may require the Fund to recognize income or gains without a concurrent receipt of cash. Any gain or loss recognized on actual or deemed sales of Section 1256 contracts will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Transactions that qualify as designated hedges are exempt from this mark-to-market rule, but may require the Fund to defer the recognition of losses on these options to the extent of any unrecognized gains on related positions held by it.

The tax provisions described above applicable to options, futures and forward contracts may affect the amount, timing, and character of the Fund’s distributions to its shareholders. For example, the Section 1256 rules described above may operate to increase the amount the Fund must distribute to satisfy the minimum distribution requirement for the portion treated as short-term capital gain which will be taxable to its shareholders as ordinary income, and to increase the net capital gain it recognizes, without, in either case, increasing the cash available to it. The Fund may elect to exclude certain transactions from the operation of Section 1256, although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends it must distribute. Accordingly, in order to avoid certain income and excise taxes, the Fund may be required to liquidate its investments at a time when the Adviser might not otherwise have chosen to do so. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.

Offsetting positions held by the Fund involving certain derivative instruments, such as options, futures and forward currency contracts, may be considered, for federal income tax purposes, to constitute “straddles.” Straddles are defined to include offsetting positions in actively traded personal property. In certain circumstances, the rules governing straddles override or modify the provisions of Section 1256, described above. If the Fund is treated as entering into a straddle and at least one (but not all) of its positions in derivative contracts comprising a part of such straddle is governed by Section 1256, then such straddle could be characterized as a “mixed straddle.” The Fund may make one or more elections with respect to mixed straddles. Depending on which election is made, if any, the results with respect to the Fund may differ. Generally, to the extent the straddle rules apply to positions established by the Fund, losses realized by it may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be characterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions and cause such sales to be subject to the “wash sale” and “short sale” rules. As a result, the straddle rules could cause distributions that may otherwise constitute “qualified dividend income” or long-term capital gain to fail to satisfy the applicable holding period requirements, described above, and therefore to be taxed as ordinary income or short-term capital gain. Further, the Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle. Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where the Fund had not engaged in such transactions.

Under the Internal Revenue Code, special rules are provided for certain transactions in a foreign currency other than the taxpayer’s functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from forward contracts, from futures contracts that are not “regulated futures contracts,” and from unlisted options will be treated as ordinary income or loss under the Internal Revenue Code. Also, certain foreign exchange gains derived with respect to foreign fixed-income securities are also subject to special treatment. In general, any such gains or losses will increase or decrease the amount of the Fund’s investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund’s net capital gain. Additionally, if such losses

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exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions.

Foreign Taxes. Dividends are interest received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund’s securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors.

If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible to and intends to file an election with the IRS that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit, or a deduction from such taxes, with respect to any foreign and U.S. possessions income taxes paid by the Fund, subject to certain limitations. Pursuant to the election, the Fund will treat those taxes as dividends paid to its shareholders. Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit they may be entitled to use against the shareholders’ federal income tax. If the Fund makes the election, the Fund (or its administrative agent) will report annually to its shareholders the respective amounts per share of the Fund’s income from sources within, and taxes paid to, foreign countries and U.S. possessions. A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the Fund may be subject to certain limitations imposed by the Code, which may result in a shareholder not receiving a full credit or deduction (if any) for the amount of such taxes. In particular, shareholders must hold their Fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes. Even if the Fund was eligible to make such an election for a given year, it may determine not to do so. Shareholders that are not subject to U.S. federal income tax, and those who invest in the Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund.

Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Under the Tax Act, tax-exempt entities are not permitted to offset losses from one trade or business against the income or gain of another trade or business. Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available. Under current law, the Fund generally serves to block UBTI from being realized by its tax-exempt shareholders. However, notwithstanding the foregoing, the tax-exempt shareholder could realize UBTI by virtue of an investment in the Fund where, for example: (i) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits (“REMICs”); (ii) the Fund invests in a REIT that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC; or (iii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Internal Revenue Code. Charitable remainder trusts are subject to special rules and should consult their tax advisor. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult with their tax advisors regarding these issues.

Backup Withholding. The Fund will be required in certain cases to withhold, at a rate of 24%, and remit to the United States Treasury the amount withheld on amounts payable to any shareholder who: (i) has provided the Fund either an incorrect tax identification number or no number at all; (ii) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends; (iii) has failed to certify to the Fund that such shareholder is not subject to backup withholding; or (iv) has failed to certify to the Fund that the shareholder is a U.S. person (including a resident alien).

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Non-U.S. Shareholders. If you are not a citizen or permanent resident of the United States, the Fund’s ordinary income dividends will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. The Fund may, under certain circumstances, designate all or a portion of a dividend as an “interest-related dividend” that if received by a nonresident alien or foreign entity would generally be exempt from the 30% U.S. withholding tax, provided that certain other requirements are met. The Fund may also, under certain circumstances, designate all or a portion of a dividend as a “qualified short-term capital gain dividend,” which if received by a nonresident alien or foreign entity would generally be exempt from the 30% U.S. withholding tax, unless the foreign person is a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year. Gains realized by non-U.S. shareholders from the sale or other disposition of shares of the Fund generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Non-U.S. shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from the Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if the shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a non-U.S. shareholder entitled to claim the benefits of a tax treaty may be different than those described above. A beneficial holder of shares who is a foreign person may be subject to state and local tax and to the U.S. federal estate tax, in addition to the federal income tax consequences referred to above.

Under legislation generally known as “FATCA” (the Foreign Account Tax Compliance Act), the Fund is required to withhold 30% of certain ordinary dividends they pay, and, after December 31, 2018, 30% of the gross proceeds of share redemptions and certain Capital Gain Dividends they pay, to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. individual that timely provides the certifications required by the Fund or their agent on a valid IRS Form W-9 or applicable IRS Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to the Fund or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

A non-U.S. entity that invests in the Fund will need to provide such Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors in the Fund should consult their tax advisors in this regard.

Non-U.S. Investors are encouraged to consult their tax advisor prior to investing in the Fund.

Retirement Accounts. If you hold your shares in a tax-qualified retirement account, you generally will not be subject to federal taxation on income and capital gains distribution from the Fund, until you begin receiving payments from your retirement account. You should consult your tax adviser regarding the tax rules that apply to your retirement account.

Tax Shelter Reporting Regulations. Under U.S. Treasury regulations, generally, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC such as the Fund are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not

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affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

State Taxes. Distributions by the Fund to shareholders and the ownership of shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from the rules for federal income taxation described above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting an investment in Fund shares.

Creation and Redemption of Creation Units. An Authorized Participant that exchanges securities for Creation Units generally will recognize a gain or loss equal to the difference between (i) the sum of the market value of the Creation Units at the time of the exchange and any amount of cash received by the Authorized Participant in the exchange and (ii) the sum of the exchanger’s aggregate basis in the securities surrendered and any amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate U.S. dollar market value of the securities plus the amount of any cash received for such Creation Units. The IRS, however, may assert that a loss that is realized upon an exchange of securities for Creation Units cannot be currently deducted under the rules governing ‘‘wash sales’’ (for an Authorized Participant which does not mark-to-market its holdings), or on the basis that there has been no significant change in economic position.

Gain or loss recognized by an Authorized Participant upon an issuance of Creation Units in exchange for non-U.S. currency will generally be treated as ordinary income or loss. Gain or loss recognized by an Authorized Participant upon an issuance of Creation Units in exchange for securities, or upon a redemption of Creation Units, may be capital or ordinary gain or loss depending on the circumstances. Any capital gain or loss realized upon an issuance of Creation Units in exchange for securities will generally be treated as long-term capital gain or loss if the securities have been held for more than one year. Any capital gain or loss realized upon the redemption of a Creation Unit will generally be treated as long-term capital gain or loss if the Fund shares comprising the Creation Unit have been held for more than one year. Otherwise, such capital gains or losses are treated as short-term capital gains or losses. An Authorized Participant purchasing or redeeming Creation Units should consult their tax advisors with respect to the tax treatment of any creation or redemption transaction and whether the wash sales rules apply and when a loss might be deductible.

The Fund may include cash when paying the redemption price for Creation Units in addition to, or in place of, the delivery of a basket of securities. The Fund may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind. As a result, the Fund may be less tax efficient if it includes such a cash payment than if the in-kind redemption process was used.

The Trust on behalf of the Fund has the right to reject an order for a purchase of shares of the Trust if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to Section 351 of the Internal Revenue Code, the Fund would have a basis in the securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.

Because each shareholder’s tax situation is different, you should consult your tax advisor about the tax implications of an investment in the Fund.

BROKERAGE TRANSACTIONS

Brokerage Transactions. The Adviser assumes general supervision over placing orders on behalf of the Fund for the purchase and sale of portfolio securities. In selecting the brokers or dealers for any transaction in portfolio securities, the Adviser’s policy is to make such selection based on factors deemed relevant, including but not limited to the breadth of the market in the security; the price of the security; the reasonableness of the commission

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or mark-up or mark-down, if any; execution capability; settlement capability; back office efficiency and the financial condition of the broker or dealer, both for the specific transaction and on a continuing basis. The overall reasonableness of brokerage commissions paid is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Brokers may also be selected because of their ability to handle special or difficult executions, such as may be involved in large block trades, less liquid securities, broad distributions, or other circumstances. The Adviser does not consider the provision or value of research, products or services a broker or dealer may provide, if any, as a factor in the selection of a broker or dealer or the determination of the reasonableness of commissions paid in connection with portfolio transactions. The Trust has adopted policies and procedures that prohibit the consideration of sales of the Fund’s shares as a factor in the selection of a broker or a dealer to execute its portfolio transactions.

To the extent creation or redemption transactions are conducted on a cash or “cash in lieu” basis, the Fund may contemporaneously transact with broker-dealers for the purchase or sale of portfolio securities in connection with such transactions (see “Creation and Redemption of Creation Units” herein). Such orders may be placed with an Authorized Participant in its capacity as broker-dealer or with an affiliated broker-dealer of such Authorized Participant. In such cases, the Fund will require such broker-dealer to achieve execution at a price that is at least as favorable to the Fund as the value of such securities used to calculate the Fund’s NAV. The broker-dealer will be required to reimburse the Fund for, among other things, any difference between the price (including applicable brokerage commissions, taxes and transaction costs) at which such securities were bought or sold and the value of such securities used to calculate the Fund’s NAV. This amount will vary depending on the quality of the execution and may be capped at amounts determined by the Adviser in its sole discretion.

Portfolio Turnover Rate. Portfolio turnover rate is defined under SEC rules as the greater of the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one-year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts in which the Fund may invest since such contracts generally have remaining maturities of less than one-year. The Fund may at times hold investments in other short-term instruments, such as repurchase agreements, which are excluded for purposes of computing portfolio turnover.

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

The Trust has adopted a Portfolio Holdings Policy (the “Policy”) designed to govern the disclosure of Fund portfolio holdings and the use of material non-public information about Fund holdings. The Policy applies to all officers, employees, and agents of the Fund, including the Adviser. The Policy is designed to ensure that the disclosure of information about the Fund’s portfolio holdings is consistent with applicable legal requirements and otherwise in the best interest of the Fund.

As an ETF, information about the Fund’s portfolio holdings is made available on a daily basis in accordance with the provisions of any exemptive order of the SEC applicable to the Fund, regulations of the Exchange and other applicable SEC regulations, orders and no-action relief. Such information typically reflects all or a portion of the Fund’s anticipated portfolio holdings as of the next Business Day. This information is used in connection with the creation and redemption process and is disseminated on a daily basis through the facilities of the Exchange, the NSCC and/or third- party service providers.

The Fund will disclose on the Fund’s website at the start of each Business Day the identities and quantities of the securities and other assets held by the Fund that will form the basis of the Fund’s calculation of their NAV on that Business Day. The portfolio holdings so disclosed will be based on information as of the close of business on the prior Business Day and/or trades that have been completed prior to the opening of business on that Business Day and that are expected to settle on that Business Day.

Daily access to the Fund’s portfolio holdings with no lag time is permitted to personnel of the Adviser, the Fund’s distributor and the Fund’s administrator, custodian and accountant and other agents or service providers of the

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Trust who have need of such information in connection with the ordinary course of their respective duties to the Fund. The Fund’s Chief Compliance Officer (“CCO”) may authorize disclosure of portfolio holdings.

The Fund may disclose their complete portfolio holdings or a portion of its portfolio holdings online at www.realityshares.com. Online disclosure of such holdings is publicly available at no charge.

The Fund files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ADDITIONAL INFORMATION CONCERNING THE TRUST

The Declaration of Trust authorizes the issuance of an unlimited number of shares of the Fund. Each share issued by the Fund has a pro rata interest in the assets of the Fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each share is entitled to participate equally in dividends and distributions declared by the Board with respect to the Fund, and in the net distributable assets of the Fund on liquidation.

Each share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. If additional series of the Trust are created, shares of all series vote together as a single class except that if the matter being voted on affects only a particular series or if a matter affects a particular series differently from other series, that series will vote separately on such matter.

Each share held entitles the shareholder of record to one vote. As a Delaware statutory trust, the Trust is not required to hold annual meetings of shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Where the prospectus or SAI states that an investment limitation or the Fundamental policy may not be changed without shareholder approval, such approval means the vote of: (i) 67% or more of the Fund’s shares present at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (ii) more than 50% of the Fund’s outstanding shares, whichever is less.

Following the creation of the initial Creation Unit(s) of shares of the Fund and immediately prior to the commencement of trading in the Fund’s shares, a holder of shares may be a “control person” of the Fund, as defined in the 1940 Act. The Fund cannot accurately predict the length of time for which one or more shareholders may remain a control person or persons of the Fund.

Any series of the Trust may reorganize or merge with one or more other series of the Trust or another investment company. Any such reorganization or merger shall be pursuant to the terms and conditions specified in an agreement and plan of reorganization authorized and approved by the Trustees and entered into by the relevant series in connection therewith. In addition, such reorganization or merger may be authorized by vote of a majority of the Trustees then in office and, to the extent permitted by applicable law, without the approval of shareholders of any series.

LIMITATION OF TRUSTEES’ LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or administrators, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or

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threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

CODES OF ETHICS

The Board has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees (“access persons”). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

CUSTODIAN AND TRANSFER AGENT

The Bank of New York Mellon, located at 101 Barclay Street, New York, New York 10286, acts as custodian, transfer agent and dividend paying agent for the Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd., located at 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, serves as the Trust’s independent registered public accounting firm.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, located at 1111 Pennsylvania Avenue NW, Washington, DC 20004, serves as counsel to the Trust.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of the date of this SAI, the Fund does not have any control persons or principal holders of securities to report.

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APPENDIX A DESCRIPTION OF RATINGS

DESCRIPTION OF CORPORATE BOND RATINGS

The following descriptions of corporate bond ratings have been published by Moody’s, S&P, and Fitch, Inc., (“Fitch”), respectively.

DESCRIPTION OF MOODY’S LONG-TERM RATINGS

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged”. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the Fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

DESCRIPTION OF S&P’S LONG-TERM RATINGS

Investment Grade

AAA Debt rated “AAA” has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated “AA” has a very strong capacity to pay interest and repay principal and differs from the highest rated debt only in small degree.

A Debt rated “A” has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB Debt rated “BBB” is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

DESCRIPTION OF FITCH’S LONG-TERM RATINGS

Investment Grade Bond

AAA Bonds rated AAA are judged to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions liable to slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times greater than interest

A-1

requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions.

AA Bonds rated AA are judged to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type market.

A Bonds rated A are considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

The following descriptions of commercial paper ratings have been published by Moody’s, Standard and Poor’s, and Fitch, Inc., respectively.

DESCRIPTION OF MOODY’S SHORT-TERM RATINGS

PRIME-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

•	Leading market positions in well-established industries.
•	High rates of return on funds employed.
•	Conservative capitalization structures with moderate reliance on debt and ample asset protection.
•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

S&P’S SHORT-TERM RATINGS

A-1	This highest category indicates that the degree of safety regarding timely payment is strong. Debt determined to possess extremely strong safety characteristics is denoted with a plus sign (+) designation.

A-2	Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1”.

DESCRIPTION OF FITCH’S SHORT-TERM RATINGS

F-1	Highest Credit Quality. Indicates the best capacity for timely payment of financial commitments; may have an added “+” to denote exceptionally strong credit feature.

A-2

F-2	Good Credit Quality. A satisfactory capacity for timely payment, but the margin of safety is not as great as in the case of the higher ratings.

F-3	Fair Credit Quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

A-3

APPENDIX B

LOCAL MARKET HOLIDAY SCHEDULES AND REDEMPTION CYCLES

China
January 1	May 2
February 15	June 18
February 16	September 24
February 19	October 1
February 20	October 2
February 21	October 3
April 5	October 4
April 6	October 5
April 30	December 25
May 1
Hong Kong
January 1	June 18
January 27	July 2
February 15	September 25
February 16	October 1
February 19	October 17
March 30	December 24
April 2	December 25
April 5	December 26
May 1	December 31
May 22

Country	Trade Date	Settlement Date	Number of Days to Settle
China	02/12/18	02/22/18	10
	02/13/18	02/23/18	10
	02/14/18	02/26/18	12
	09/26/18	10/08/18	12
	09/27/18	10/09/18	12
	09/28/18	10/10/18	12

B-1

APPENDIX C

REALITY SHARES ADVISORS, LLC

Proxy Voting Policies and Procedures December 2013

Reality Shares Advisors, LLC (“RSA”) has been delegated proxy voting responsibility by the Reality Shares EFT Trust (“Trust”) for proxies solicited on the securities held in the Trust’s underlining mutual funds’ portfolios (“Funds”), which are managed by RSA. These policies and procedures, which may be amended from time to time, apply to the voting of such proxies by RSA.

SECTION 1- PROXY VOTING GUIDELINES

The fundamental guideline followed by RSA in voting proxies on behalf of the Fund is to make every effort to ensure that the manner in which shares are voted is in the best interest of the Fund and the value of the specific investment. Absent special circumstances of the types described below, it is the policy of RSA to exercise its proxy voting discretion in accordance with the guidelines set forth in Exhibit A (“Proxy Voting Guidelines”). Any changes to the Proxy Voting Guidelines must be pre-approved in writing by RSA’s Chief Compliance Officer (“CCO”).

SECTION 2 - VOTING RESPONSIBILITY

The CCO has the responsibility of voting the Fund’s proxies received by RSA (the “Responsible Voting

Party”). RSA may delegate to a non-affiliated third party vendor, the responsibility to review proxy proposals and make voting recommendations. RSA will ensure that any third party recommendations followed will be consistent with the Proxy Voting Guidelines.

SECTION 3 - APPLICATION OF PROXY VOTING GUIDELINES

It is intended that the Proxy Voting Guidelines will be applied with a measure of flexibility. Accordingly, except as otherwise provided in these policies and procedures, the Responsible Voting Party (with the pre-approval of the CCO) may vote a proxy contrary to the Proxy Voting Guidelines if it is determined that such action is in the best interests of the Fund. In the exercise of such discretion, the Responsible Voting Party may take into account a wide array of factors relating to the matter under consideration, the nature of the proposal, and the company involved. Similarly, poor past performance, uncertainties about management and future directions, and other factors may lead to a conclusion that particular proposals by an issuer present unacceptable investment risks and should not be supported. In addition, the proposals should be evaluated in context. For example, a particular proposal may be acceptable standing alone, but objectionable when part of an existing or proposed package, such as where the effect may be to entrench management. Special circumstances or instructions from the Board of Trustees of the Trust may also justify casting different votes.

The Responsible Voting Party will document the rationale for any proxy voted contrary to the Proxy Voting Guidelines. Such information will be maintained as part of the recordkeeping process.

SECTION 4 - CONFLICTS OF INTEREST

RSA may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. For example, a conflict would exist if RSA, its, or the Fund’s affiliates and/or employees have a business or personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships.

C-1

If at anytime, RSA and/or the Responsible Voting Party become aware of any type of potential or actual conflict of interest relating to a particular proxy proposal, they will promptly report such conflict to the CCO. Conflicts of interest will be handled in various ways depending on the type and materiality. This includes:

I.	Where the Proxy Voting Guidelines outline RSA’s voting position, as either “for” or “against” such proxy proposal, voting will be in made accordance with the Proxy Voting Guidelines.

II.	Where the Proxy Voting Guidelines outline RSA’s voting position to be determined on a “case by case” basis for such proxy proposal, or such proposal is not listed in the Proxy Voting Guidelines, then one of the two following methods will be selected by RSA depending upon the facts and circumstances of each situation and the requirements of applicable law:

A.	Voting the proxy in accordance with the voting recommendation of non-affiliated third party vendors.

B.	Voting the proxy pursuant to direction by the Board of Trustees of the Fund.

SECTION 5 - OTHER SPECIAL SITUATIONS

RSA may choose not to vote proxies in certain situations, such as: 1) where RSA deems the cost of voting would exceed any anticipated benefit to the Fund, or 2) where a proxy is received for a security no longer held in the Fund’s portfolio (i.e., RSA had previously sold the entire position).

SECTION 6 - PROXY VOTING RECORDS

RSA will maintain the following records under these policies and procedures:

I.	A copy of all policies and procedures.

II.	A copy of each proxy statement received regarding the Fund’s securities.

III.	A record of each vote cast by RSA on behalf of the Fund.

IV.	A copy of any document created by RSA that was material to making a decision on how to vote proxies on behalf of the Fund or that memorialize the basis for that decision.

V.	A copy of each written request by the Board of Trustees or CCO of the Fund for information on how RSA voted proxies on behalf of the Fund, and a copy of any written response by RSA to any (written or verbal) request for information on how RSA voted proxies on behalf of the Fund.

The foregoing records will be retained for at least six (6) years from the end of the year the document was created. RSA may rely on one or more third parties to create and retain the records referred to in items II and III above.

SECTION 7 – REPORTING AND DISCLOSURES

A copy of these policies and procedures will be provided to the Fund’s CCO and the Board of Trustees anytime upon request and at least annually for review and approval. In addition, information on each proxy voted will be provided to the Fund’s CCO or designee, in accordance with the Fund’s written policies and procedures.

C-2

Exhibit A

Reality Shares Advisors, LLC Proxy Voting Guidelines

It is intended that these Proxy Voting Guidelines will be applied with a measure of flexibility. Accordingly, except as otherwise provided in the Reality Shares Advisors, LLC Proxy Voting Policy, the Firm may vote a proxy contrary to the below guidelines if it is determined that such action is in the best interests of the Fund.

RSA will vote “For” the following voting issues:

•	Board Majority of Independent Directors
•	Board Committee membership exclusively of independent Directors Fixed Board size
•	Shareholders ability to remove Directors
•	Shareholders proposal to have independent Chair Director Ratification of auditors
•	Confidential voting D&O indemnification
•	Employee stock purchase plans
•	Shareholder ratification of golden parachutes Shareholder approval to implement ESOP
•	Shareholder ability to remove Directors with or without cause Shareholder electing directors to fill board vacancies
•	401(k) plans for employees Expensing stocks options Minor bylaw changes Corporate name changes
•	Changing date, time, and/or location of annual meeting Disclosure of CEO succession planning
•	Shareholder voting required for poison pills

RSA will vote “Against” the following voting issues:

•	Directors required to own minimum amount of company stock Limit of tenure of Directors
•	Poison pills without shareholder approval Mandatory retirement age for Directors Amending bylaws without shareholder consent
•	Restriction on shareholders’ ability to call special meetings Requiring supermajority of shareholder votes

RSA will vote “Case by Case” for the following voting issues and for any issues not listed in these guidelines:

•	Auditor indemnification and limits of liability Limiting non-audit services by auditor Shareholder proposals on audit firm rotation Election of Directors
•	Compensation Committee members Management “say on pay” proposals
•	Proposals to classify/stagger the Board Advance notice proposals
•	Anti-green mail proposals
•	Proxy expense reimbursements
•	Change state of incorporation
•	To increase common shares of company

C-3

PART C: OTHER INFORMATION

Item 28. Exhibits

(a)(1)	Certificate of Trust dated March 26, 2014 (the “Certificate of Trust”) of Reality Shares ETF Trust (the “Registrant”) is incorporated herein by reference to Exhibit (a)(1) to the Registrant’s Registration Statement on Form N-1A (File No. 333-192288), as filed with the U.S. Securities and Exchange Commission (the “SEC”) via EDGAR Accession No. 0001193125-13-438546 on November 12, 2013 (the “Initial Registration Statement”).

(a)(2)	Certificate of Amendment dated September 13, 2013 to the Certificate of Trust is incorporated herein by reference to Exhibit (a)(2) to Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192288), as filed with the SEC via EDGAR Accession No. 0001193125-14-260683 on July 3, 2014 (“Pre-Effective Amendment No. 3”).

(a)(3)	Registrant’s Amended and Restated Agreement and Declaration of Trust dated November 7, 2013 (the “Declaration of Trust”) is incorporated herein by reference to Exhibit (a)(3) to the Initial Registration Statement.

(b)	Registrant’s Amended and Restated By-Laws dated November 7, 2013, as amended and restated March 9, 2016, are incorporated herein by reference to Exhibit (b) to Post-Effective Amendment No. 12 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192288), as filed with the SEC via EDGAR Accession No. 0001144204-17-011613 on February 28, 2017 (“Post-Effective Amendment No. 12”).

(c)	See Article III and Article V of the Registrant’s Agreement and Declaration of Trust, which is incorporated herein by reference to Exhibit (a)(3) to the Initial Registration Statement.

(d)	Amended and Restated Advisory Agreement dated June 14, 2018 between the Registrant and Reality Shares Advisors, LLC (the “Adviser”) is filed herewith.

(e)(1)	Distribution Agreement dated April 16, 2018 between the Registrant and ALPS Distributors, Inc. (the “Distribution Agreement”) is filed herewith.

(e)(2)	Amendment No. 1, effective as of June 15, 2018, to the Distribution Agreement is filed herewith.

(e)(3)	Form of Authorized Participant Agreement is incorporated herein by reference to Exhibit (e)(2) to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192288), as filed with the SEC via EDGAR Accession No. 0001193125-14-039232 on February 6, 2014 (“Pre-Effective Amendment No. 1”).

(f)	Not Applicable.

(g)(1)	Custody Agreement dated January 21, 2014 between the Registrant and The Bank of New York Mellon (the “Custody Agreement”) is incorporated herein by reference to Exhibit (g)(1) to Pre-Effective Amendment No. 3.

(g)(2)	Amendment and revised Schedule II, dated April 10, 2018, to the Custody Agreement is filed herewith.

1

(g)(3)	Foreign Custody Manager Agreement dated January 17, 2018 between the Reality Shares NASDAQ NexGen Economy ETF and The Bank of New York Mellon (the “Foreign Custody Agreement”) is incorporated herein by reference to Exhibit (g)(4) to Post-Effective Amendment No. 19 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192288), as filed with the SEC via EDGAR Accession No. 0001144204-18-019419 on April 5, 2018 (“Post-Effective Amendment No. 19”).

(g)(4)	Amendment and revised Annex I, dated April 10, 2018 to the Foreign Custody Agreement is filed herewith.

(h)(1)	Fund Administration and Accounting Agreement dated January 21, 2014 between the Registrant and The Bank of New York Mellon (the “Administration Agreement”) is incorporated herein by reference to Exhibit (h)(1) to Pre-Effective Amendment No. 3.

(h)(2)	Amendment and revised Exhibit A, dated April 10, 2018, to the Administration Agreement is filed herewith.

(h)(3)	Transfer Agency and Service Agreement dated January 21, 2014 between the Registrant and The Bank of New York Mellon (the “Transfer Agency Agreement”) is incorporated herein by reference to Exhibit (h)(3) to Pre-Effective Amendment No. 3.

(h)(4)	Amendment and revised Appendix I, dated April 10, 2018, to the Transfer Agency Agreement is filed herewith.

(h)(5)	Chief Compliance Officer Services Agreement dated December 16, 2014 between the Registrant and ALPS Funds Services, Inc. (the “CCO Agreement”) is incorporated herein by reference to Exhibit (h)(5) to Post-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192288), as filed with the SEC via EDGAR Accession No. 0001193125-14-446892 on December 18, 2014.

(h)(6)	Amendment dated November 2, 2015 to the CCO Agreement is incorporated herein by reference to Exhibit (h)(7) to Post-Effective Amendment No. 10. to the Registrant’s Registration Statement on Form N-1A (File No. 333-192288), as filed with the SEC via EDGAR Accession No. 0001193125-16-482285 on February 26, 2016 (“Post-Effective Amendment No 10”).

(i)(1)	Opinion and Consent of Morgan, Lewis & Bockius LLP, relating to the Reality Shares DIVS ETF, Reality Shares DIVCON Leaders Dividend ETF, Reality Shares DIVCON Dividend Defender ETF, Reality Shares DIVCON Dividend Guard ETF, Reality Shares NASDAQ-100 DIVS Index ETF and Reality Shares DIVS Index ETF, is incorporated herein by reference to Exhibit (i) to Post-Effective Amendment No. 12.

(i)(2)	Opinion and Consent of Morgan, Lewis & Bockius LLP, relating to the Reality Shares Nasdaq NexGen Economy ETF, is incorporated herein by reference to Exhibit (i)(2) to Post-Effective Amendment No. 17 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192288), as filed with the SEC via EDGAR Accession No. 0001144204-18-011277 on February 27, 2018.

(i)(3)	Opinion and Consent of Morgan, Lewis & Bockius LLP, relating to the Reality Shares Nasdaq NexGen Economy China ETF, is filed herewith.

(j)	Not applicable.

(k)	Not applicable.

(l)	Initial Capital Agreement dated October 22, 2014 is incorporated herein by reference to Exhibit (l) to Pre-Effective Amendment No. 4.

(m)	Not applicable.

2

(n)	Not applicable.

(o)	Not applicable.

(p)(1)	Code of Ethics for the Registrant is incorporated herein by reference to Exhibit (p)(1) to Pre-Effective Amendment No. 1.

(p)(2)	Code of Ethics for the Adviser is incorporated herein by reference to Exhibit (p)(2) to Pre-Effective Amendment No. 1.

(p)(3)	Amended Code of Ethics for ALPS Distributors, Inc. dated December 19, 2014 is incorporated herein by reference to Exhibit (p)(4) to Post-Effective Amendment No. 10.

(p)(4)	Amended Code of Ethics for the Registrant is incorporated to Exhibit (p)(4) to Post-Effective Amendment No. 12.

(q)	Powers of Attorney for Trustees of the Registrant are incorporated herein by reference to Exhibit (q) to Post-Effective Amendment No. 19.

Item 29. Persons Controlled by or Under Common Control with the Registrant:

Not applicable.

Item 30. Indemnification:

Please see Article VII of the Declaration of Trust, which is filed as Exhibit (a)(3) to the Registrant’s Registration Statement and is incorporated herein by reference.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “1933 Act”) may be permitted to trustees, directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the SEC, such indemnification is against public policy as expressed in the 1933 Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suite or proceeding) is asserted by such trustees, directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issues.

Item 31. Business and Other Connections of the Investment Adviser:

The following lists any other business, profession, vocation or employment of a substantial nature in which the Adviser, and each director, officer or partner of the Adviser, is or has been engaged within the last two fiscal years for his or her own account or in the capacity of director, officer, employee, partner, or trustee. Unless noted below, neither the Adviser nor any director, officer or partner of the Adviser is or has been engaged within the last two fiscal years in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

3

The Adviser serves as the investment adviser for each series of the Registrant. The Adviser’s principal business address is 402 West Broadway, Suite 2800, San Diego, California 92101. The Adviser is an investment adviser registered under the Investment Advisers Act of 1940.

Name and Position with the Adviser	Name of Other Company	Position with Other Company
Eric Ervin, President	Reality Shares, Inc.	President and CEO
Ryan Ballantyne, Vice President and Secretary	Reality Shares, Inc.	Vice President and Secretary
Tom Trivella, Assistant Secretary, Chief Financial Officer, Chief Operating Officer	Reality Shares, Inc.	Chief Operating Officer and Chief Financial Officer
Matthew Erhart, Chief Compliance Officer	Reality Shares, Inc.	Compliance and Operations Associate

Item 32. Principal Underwriters.

(a) ALPS Distributors, Inc. acts as the distributor for the Registrant and the following investment companies: 1290 Funds, Acacia Trust, ALPS Series Trust, The Arbitrage Funds, AQR Funds, Barings Funds Trust, BBH Trust, Brandes Investment Trust, Broadview Funds Trust, Brown Capital Management Mutual Funds, Centre Funds, CION Ares Diversified Credit Fund, Columbia ETF Trust, Columbia ETF Trust I, Columbia ETF Trust II, Cortina Funds, Inc., CRM Mutual Fund Trust, CSOP ETF Trust, Cullen Funds Trust, DBX ETF Trust, ETFS Trust, Financial Investors Trust, Firsthand Funds, FS Credit Income Fund, FS Energy Total Return Fund, FS Series Trust, Goehring & Rozencwajg Investment Funds, Goldman Sachs ETF Trust, Griffin Institutional Access Credit Fund, Griffin Institutional Access Real Estate Fund, Hartford Funds Exchange-Traded Trust, Hartford Funds NextShares Trust, Harvest Volatility Edge Trust, Heartland Group, Inc., Henssler Funds, Inc., Holland Series Fund, Inc., Index Funds, IndexIQ Active ETF Trust, Index IQ ETF Trust, IVY NextShares Trust, James Advantage Funds, Janus Detroit Street Trust, Lattice Strategies Trust, Laudus Trust, Litman Gregory Funds Trust, Longleaf Partners Funds Trust, M3Sixty Funds Trust, Mairs & Power Funds Trust, Meridian Fund, Inc., Natixis ETF Trust, Northern Lights Fund Trust (on behalf of the 13D Activist Fund), NorthStar Real Estate Capital Income Fund, NorthStar Real Estate Capital Income Fund-ADV, NorthStar Real Estate Capital Income Fund-C, NorthStar Real Estate Capital Income Fund-T, NorthStar/Townsend Institutional Real Estate Fund, Pax World Series Trust I, Pax World Funds Trust III, Principal Exchange-Traded Funds, Reality Shares ETF Trust, Resource Credit Income Fund, Resource Real Estate Diversified Income Fund, RiverNorth Funds, Segall Bryant & Hamill Trust, Sierra Total Return Fund, Smead Funds Trust, SPDR Dow Jones Industrial Average ETF Trust, SPDR S&P 500 ETF Trust, SPDR S&P MidCap 400 ETF Trust, Stadion Investment Trust, Stone Harbor Investment Funds, Stone Ridge Trust, Stone Ridge Trust II, Stone Ridge Trust III, Stone Ridge Trust IV, Stone Ridge Trust V, Total Income + Real Estate Fund, USCF ETF Trust, USCF Mutual Funds Trust, Wasatch Funds, WesMark Funds, , and Wilmington Funds.

(b) To the best of Registrant’s knowledge, the directors and executive officers of ALPS Distributors, Inc., are as follows:

Name*	Position with Underwriter	Positions with Fund
Edmund J. Burke	Director	None
Jeremy O. May	President, Director	None
Bradley J. Swenson	Senior Vice President, Chief Operating Officer	None

4

Name*	Position with Underwriter	Positions with Fund
Robert J. Szydlowski	Senior Vice President, Chief Technology Officer	None
Eric T. Parsons	Vice President, Controller and Assistant Treasurer	None
Joseph J. Frank **	Secretary	None
Patrick J. Pedonti **	Vice President, Treasurer and Assistant Secretary	None
Douglas W. Fleming**	Assistant Treasurer	None
Steven Price	Senior Vice President, Chief Compliance Officer	None
Liza Orr	Vice President, Senior Counsel	None
Jed Stahl	Vice President, Senior Counsel	None
Josh Eihausen	Vice President, Associate Senior Counsel	None
Troy A. Duran	Senior Vice President, Chief Financial Officer	None
James Stegall	Vice President	None
Gary Ross	Senior Vice President	None
Kevin Ireland	Senior Vice President	None
Mark Kiniry	Senior Vice President	None
Tison Cory	Vice President, Intermediary Operations	None
Stephen J. Kyllo	Vice President, Deputy Chief Compliance Officer	None
Hilary Quinn	Vice President	None
Jennifer Craig	Assistant Vice President	None

*	Except as otherwise noted, the principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	The principal business address for Messrs. Pedonti, Frank and Fleming is 333 W. 11th Street, 5th Floor, Kansas City, Missouri 64105.

(c)	Not applicable.

Item 33. Location of Accounts and Records:

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the Rules thereunder will be maintained by the Registrant or on its behalf by the following entities:

5

Reality Shares ETF Trust

402 West Broadway, Suite 2800

San Diego, California 92101

The Bank of New York Mellon

225 Liberty Street

New York, New York 10286

Reality Shares Advisors, LLC

402 West Broadway, Suite 2800

San Diego, California 92101

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

Item 34. Management Services:

None.

Item 35. Undertakings:

Not applicable.

6

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) and has duly caused this Post-Effective Amendment No. 20 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Diego, State of California on the 19th day of June, 2018.

REALITY SHARES ETF TRUST

By:	/s/ Eric R. Ervin
Eric Ervin
President (Principal Executive Officer)

Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment No. 20 to the Registrant’s Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date(s) indicated.

Signature	Title	Date

/s/ Christopher Nero*
Chris Nero	Trustee	June 19, 2018

/s/ Michael S. Rosen*
Michael Rosen	Trustee	June 19, 2018

/s/ Nathaniel R. Singer*
Nathaniel Singer	Trustee	June 19, 2018

/s/ Justin Ferayorni*
Justin Ferayorni	Trustee	June 19, 2018

/s/ Robert Buscher*
Robert Buscher	Trustee	June 19, 2018

/s/ Eric Ervin
Eric Ervin	President (Principal Executive Officer)	June 19, 2018

/s/ Tom Trivella
Tom Trivella	Treasurer (Principal Financial Officer and Principal Accounting Officer)	June 19, 2018

*By:	/s/ Tom Trivella
Tom Trivella
Attorney-in-Fact

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EXHIBIT INDEX

Exhibit Number	Exhibit Description

EX-99.(D)	Amended and Restated Advisory Agreement dated June 14, 2018 between the Registrant and Reality Shares Advisors, LLC.

EX-99.(E)(1)	Distribution Agreement dated April 16, 2018 between the Registrant and ALPS Distributors, Inc.

EX-99.(E)(2)	Amendment No. 1, effective as of June 15, 2018, to the Distribution Agreement

EX-99.(G)(2)	Amendment and revised Schedule II, dated April 10, 2018, to the Custody Agreement

EX-99.(G)(4)	Amendment and revised Annex I, dated April 10, 2018 to the Foreign Custody Agreement

EX-99.(H)(2)	Amendment and revised Exhibit A, dated April 10, 2018, to the Administration Agreement

EX-99.(H)(4)	Amendment and revised Appendix I, dated April 10, 2018, to the Transfer Agency Agreement

EX-99.(I)(3)	Opinion and Consent of Morgan, Lewis & Bockius LLP, relating to the Reality Shares Nasdaq NexGen Economy China ETF

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